AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP
                                       OF
                      PLEASANT VILLAGE LIMITED PARTNERSHIP







                           DATED AS OF AUGUST 30, 2006




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                                TABLE OF CONTENTS

                                                                           PAGE

ARTICLE I. DEFINITIONS.........................................................2

ARTICLE II. NAME..............................................................16

ARTICLE III. PRINCIPAL EXECUTIVE OFFICE/AGENT FOR SERVICE.....................16
      Section 3.1          Principal Executive Office.........................16
      Section 3.2          Agent for Service of Process.......................17

ARTICLE IV. PURPOSE...........................................................17
      Section 4.1          Purpose of the Partnership.........................17
      Section 4.2          Authority of the Partnership.......................17

ARTICLE V. TERM...............................................................18

ARTICLE VI. GENERAL PARTNER'S CONTRIBUTIONS AND LOANS.........................18
      Section 6.1          General Partner's Initial Capital Account
                           and Limited Deficit Restoration Obligation.........18
      Section 6.2          Construction Obligations...........................18
      Section 6.3          Operating Obligations..............................19
      Section 6.4          Other General Partner Loans........................20

ARTICLE VII. CAPITAL CONTRIBUTIONS OF LIMITED
LIMITED PARTNER PARTNER AND SPECIAL...........................................20
      Section 7.1          Withdrawing Limited Partner........................20
      Section 7.2          Capital Contribution of Limited
                           Partner and Special Limited Partner................21
      Section 7.3          Repurchase of Limited Partner's Interest...........24
      Section 7.4          Adjustment of Capital Contributions................25
      Section 7.5          Return of Capital Contribution.....................28
      Section 7.6          Liability of Limited Partner and
                           Special Limited Partner............................28

ARTICLE VIII. WORKING CAPITAL AND RESERVES....................................28
      Section 8.1          Replacement and Reserve Account....................28
      Section 8.2          [Reserved.]........................................28
      Section 8.3          Tax and Insurance Account..........................28
      Section 8.4          Construction Reserve Account.......................29
      Section 8.5          Other Reserves.....................................29

ARTICLE IX. MANAGEMENT AND CONTROL............................................29
      Section 9.1          Power and Authority of General Partner.............29
      Section 9.2          Payments to the General Partners and Others........30
      Section 9.3          Specific Powers of the General Partner.............32
      Section 9.4          Authority Requirements.............................32


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      Section 9.5          Limitations on General Partner's
                           Power and Authority................................33
      Section 9.6          Restrictions on Authority of General Partner.......34
      Section 9.7          Duties of General Partner..........................36
      Section 9.8          Obligations to Repair and Rebuild
                           Apartment Housing..................................38
      Section 9.9          Partnership Expenses...............................38
      Section 9.10         General Partner Expenses...........................39
      Section 9.11         Other Business of Partners.........................39
      Section 9.12         Covenants, Representations and Warranties..........40

ARTICLE X. ALLOCATIONS OF INCOME, LOSSES AND CREDITS..........................44
      Section 10.1         General............................................44
      Section 10.2         Allocations From Sale or Refinancing...............44
      Section 10.3         Special Allocations................................45
      Section 10.4         Curative Allocations...............................47
      Section 10.5         Other Allocation Rules.............................48
      Section 10.6         Tax Allocations: Code Section 704(c)...............49
      Section 10.7         Allocation Among Limited Partners..................49
      Section 10.8         Allocation Among General Partners..................49
      Section 10.9         Modification of Allocations........................50

ARTICLE XI. DISTRIBUTION......................................................50
      Section 11.1         Distribution of Net Operating Income...............50
      Section 11.2         Distribution of Sale or Refinancing Proceeds.......51

ARTICLE XII. TRANSFERS OF LIMITED PARTNER'S AND SPECIAL LIMITED
PARTNER'S  INTERESTS IN THE PARTNERSHIP.......................................51
      Section 12.1         Assignment of Interests............................51
      Section 12.2         Effective Date of Transfer.........................52
      Section 12.3         Invalid Assignment.................................52
      Section 12.4         Assignee's Rights to Allocations
                           and Distributions..................................52
      Section 12.5         Substitution of Assignee as Limited
                           Partner or Special Limited Partner.................52
      Section 12.6         Death, Bankruptcy, Incompetency,
                           etc., of a Limited Partner.........................53

ARTICLE XIII. WITHDRAWAL, REMOVAL AND REPLACEMENT OF  GENERAL PARTNER.........53
      Section 13.1         Withdrawal of General Partner......................53
      Section 13.2         Removal of General Partner.........................53
      Section 13.3         Effects of a Withdrawal............................56
      Section 13.4         Successor General Partner..........................57
      Section 13.5         Admission of Additional or Successor
                           General Partner....................................58
      Section 13.6         Transfer of Interest...............................58
      Section 13.7         No Goodwill Value..................................58

ARTICLE XIV. BOOKS AND ACCOUNTS, REPORTS, TAX
RETURNS, FISCAL YEAR AND BANKING..............................................59
      Section 14.1         Books and Accounts.................................59



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      Section 14.2         Accounting Reports.................................59
      Section 14.3         Other Reports......................................60
      Section 14.4         Late Reports.......................................62
      Section 14.5         Site Visits........................................63
      Section 14.6         Tax Returns........................................63
      Section 14.7         Fiscal Year........................................63
      Section 14.8         Banking............................................63
      Section 14.9         Certificates and Elections.........................63

ARTICLE XV. DISSOLUTION, WINDING UP, TERMINATION AND
LIQUIDATION OF THE PARTNERSHIP................................................63
      Section 15.1         Dissolution of Partnership.........................63
      Section 15.2         Return of Capital Contribution upon
                           Dissolution........................................64
      Section 15.3         Distribution of Assets.............................64
      Section 15.4         Deferral of Liquidation............................65
      Section 15.5         Liquidation Statement..............................65
      Section 15.6         Certificates of Dissolution; Certificate
                           of Cancellation of Certificate of
                           Limited Partnership................................65

ARTICLE XVI. AMENDMENTS.......................................................66

ARTICLE XVII. MISCELLANEOUS...................................................66
      Section 17.1         Voting Rights......................................66
      Section 17.2         Meeting of Partnership.............................67
      Section 17.3         Notices............................................67
      Section 17.4         Successors and Assigns.............................67
      Section 17.5         [Reserved.]........................................68
      Section 17.6         Amendment of Certificate of Limited Partnership....68
      Section 17.7         Counterparts.......................................68
      Section 17.8         Captions...........................................68
      Section 17.9         Saving Clause......................................69
      Section 17.10        Certain Provisions.................................69
      Section 17.11        Tax Matters Partner................................69
      Section 17.12        Expiration of Compliance Period; Option
                           to Acquire.........................................70
      Section 17.13        Number and Gender..................................72
      Section 17.14        Entire Agreement...................................72
      Section 17.15        Governing Law......................................72
      Section 17.16        Attorney's Fees....................................72
      Section 17.17        Receipt of Correspondence..........................72
      Section 17.18        Security Interest and Right of Set-Off.............72
      Section 17.19        Signage and Public Relations.......................73
      Section 17.20        Interim Closing of the Books.......................73

EXHIBIT A  LEGAL DESCRIPTION

EXHIBIT B  Form of Legal Opinion


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EXHIBIT C  Certification and Agreement

EXHIBIT D  Form of Completion Certificate

EXHIBIT E  Accountant's Certificate

EXHIBIT F  Contractor's Certificate

EXHIBIT G  Depreciation Schedule

EXHIBIT H  Report of Operations

EXHIBIT I  Survey Requirements




























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              AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP
                     OF PLEASANT VILLAGE LIMITED PARTNERSHIP

     This Amended and Restated Agreement of Limited Partnership is being entered into, effective as of the date written below, by and between Walker Guardian LLC, an Oregon limited liability company, as the general partner (the "General Partner"), WNC Housing Tax Credit Fund VI Series 13, L.P., a California limited partnership, as the Limited Partner (the "Limited Partner"), WNC Housing, L.P., a California limited partnership, as the special limited partner (the "Special Limited Partner"), and Walker Bridge, L.L.C., a Louisiana limited liability company, as the withdrawing limited partner (the "Withdrawing Limited Partner").

                                    RECITALS

     WHEREAS, Pleasant Village Limited Partnership, an Oregon limited partnership (the "Partnership") filed a Certificate of Limited Partnership with the Oregon Secretary of State on August 30, 2004. A limited partnership agreement dated August 30, 2004 was entered into by and between the General Partner and the Withdrawing Limited Partner (the "Original Partnership Agreement").

     WHEREAS, the Partners desire to enter into this Agreement to provide for, among other things, (i) the continuation of the Partnership, (ii) the admission of the Limited Partner and the Special Limited Partner as partners of the Partnership, (iii) the liquidation of the Withdrawing Limited Partner's Interest in the Partnership, (iv) the payment of Capital Contributions by the Limited Partner and the Special Limited Partner to the Partnership, (v) the allocation of Income, Losses, Tax Credits and distributions of Net Operating Income and other cash funds of the Partnership among the Partners, (vi) the determination of the respective rights, obligations, and interests of the Partners to each other and to the Partnership, and (vii) certain other matters.

     WHEREAS, the Partners desire hereby to amend and restate the Original Partnership Agreement.

     NOW, THEREFORE, in consideration of their mutual agreements herein set forth, the Partners hereby agree to amend and restate the Original Partnership Agreement in its entirety to provide as follows:












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                                   ARTICLE I.
                                   DEFINITIONS

     "Accountant" shall mean Blume Loveridge & Company PLLC, or such other firm of independent certified public accountants as may be engaged for the Partnership by the General Partner with the Consent of the Special Limited Partner. Notwithstanding any provision of this Agreement to the contrary, the Special Limited Partner shall have the discretion to dismiss the Accountant for cause if such Accountant fails to provide, or untimely provides, or inaccurately provides, the information required in Section 14.2 or Section 14.3 of this Agreement.

     "Act" shall mean the laws of Oregon governing limited partnerships, as now in effect and as the same may be amended from time to time.

     "Actual Tax Credit" shall mean as of any point in time, the total amount of the LIHTC actually allocated by the Partnership to the Limited Partner and not subsequently recaptured or disallowed, representing 99.98% of the LIHTC actually received by the Partnership, as shown on the applicable tax returns of the Partnership.

     "Adjusted Capital Account Deficit" shall mean with respect to any Partner, the deficit balance, if any, in such Partner's Capital Account as of the end of the relevant fiscal period, after giving effect to the following adjustments:

     (a) credit to such Capital Account any amounts which such Partner is obligated to restore or is deemed to be obligated to restore pursuant to the penultimate sentences of Treasury Regulations Sections 1.704-2(g)(1) and 1.704-2(i)(5); and

     (b) debit to such Capital Account the items described in Sections 1.704-1(b)(2)(ii)(d)(4), 1.704-1(b)(2)(ii)(d)(5), and 1.704-1(b)(2)(ii)(d)(6) of
the Treasury Regulations.

     The foregoing definition of Adjusted Capital Account Deficit is intended to comply with the provisions of Section 1.704-1(b)(2)(ii)(d) of the Treasury Regulations and shall be interpreted consistently therewith.

     "Affiliate" shall mean (a) any Person directly or indirectly controlling, controlled by, or under common control with another Person; (b) any Person owning or controlling 10% or more of the outstanding voting securities of such other Person; (c) any officer, director, trustee, or partner of such other Person; and (d) if such Person is an officer, director, trustee or general partner, any other Person for which such Person acts in any such capacity.

     "Agreement" or "Partnership Agreement" shall mean this Amended and Restated Agreement of Limited Partnership, as it may be amended from time to time. Words such as "herein," "hereinafter," "hereof," "hereto," "hereby" and "hereunder," when used with reference to this Agreement, refers to this Agreement as a whole, unless the context otherwise requires.

     "Apartment Housing" shall mean the Pleasant Village Apartments located on approximately 16.86 acres of land at 378 North Jim Miller Drive, Dallas, Dallas



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County,  Texas 75217,  as more fully  described in Exhibit A attached hereto and incorporated herein by this reference, and the Improvements.

     "Asset Management Fee" shall have the meaning set forth in Section 9.2(d) hereof and shall be paid annually to the Limited Partner.

     "Assignee" shall mean a Person who has acquired all or a portion of the Limited Partner's or the Special Limited Partner's beneficial interest in the Partnership and who has not been substituted in the stead of the transferor as a Partner.

     "Bankruptcy" or "Bankrupt" shall mean: the making of an assignment for the benefit of creditors; becoming a party to any liquidation or dissolution action or proceeding other than as a creditor; the commencement of any bankruptcy, reorganization, insolvency or other proceeding for the relief of financially distressed debtors; or the appointment of a receiver, liquidator, custodian or trustee; or the discounted settlement of substantially all the debts and obligations of a debtor; and, if any of the same occur involuntarily, the same not being dismissed, stayed or discharged within 90 days; or the entry of an order for relief under Title 11 of the United States Code. A Partner shall be deemed Bankrupt if any of the above has occurred to that Partner.

     "Book-Up Amount" shall have the meaning set forth in Section 10.3(r) hereof.

     "Breakeven Operations" shall mean at such time as the Partnership has Cash Receipts in excess of Cash Expenses, as determined by the Accountant and approved by the Special Limited Partner. For purposes of this definition; (a) any one-time up-front fee paid to the Partnership from any source shall not be included in Cash Receipts to calculate Breakeven Operations; (b) Cash Expenses shall include the amount of any outstanding Partnership obligations and any management fee or portion thereof which is currently deferred and not paid; and
(c) Cash Expenses shall include the amount of any reserve required to be funded in accordance with Article VIII that is currently deferred and not paid. In addition, Breakeven Operations shall not occur until the Partnership has sufficiently funded a tax and insurance reserve in an amount equal to one year's property insurance premium and the next full installment of Real Estate Taxes based upon improved land and all other reserves that may be required pursuant to the terms of the documents governing the issuance of the Tax-Exempt Bonds.

     "Budget" shall mean the annual operating budget of the Partnership as more fully described in Section 14.3 of this Agreement.

     "Capital Account" shall mean, with respect to each Partner, the account maintained for such Partner comprised of such Partner's Capital Contribution as increased by allocations to such Partner of Partnership Income (or items thereof) and any items in the nature of income or gain which are specially allocated pursuant to Section 10.3 or Section 10.4 hereof, and decreased by the amount of any Distributions made to such Partner, and allocations to such Partner of Partnership Losses (or items thereof) and any items in the nature of expenses or losses which are specially allocated pursuant to Section 10.3 or
Section 10.4 hereof. In the event of any transfer of an interest in the Partnership in accordance with the terms of this Agreement, the transferee shall succeed to the Capital Account of the transferor to the extent it relates to the



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transferred interest.  The foregoing definition and the other provisions of this
Agreement relating to the maintenance of Capital Accounts are intended to comply with Treasury Regulations Section 1.704-1(b), as amended or any successor thereto, and shall be interpreted and applied in a manner consistent with such Treasury Regulations.

     "Capital Contribution" shall mean the total amount of money, or the Gross Asset Value of property contributed to the Partnership, if any, by all the Partners or any class of Partners or any one Partner as the case may be (or by a predecessor-in-interest of such Partner or Partners), reduced by any such capital which shall have been returned pursuant to Section 7.3, Section 7.4, or
Section 7.5 of this Agreement. A loan to the Partnership by a Partner shall not be considered a Capital Contribution.

     "Cash Expenses" shall mean all operating obligations of the Partnership (other than those covered by Insurance) including without limitation, the payment of the monthly Mortgage payments, the current Management Agent fees, the funding of reserves in accordance with Article VIII of this Agreement, advertising costs, utilities, maintenance, repairs, Partner communications, legal, telephone, any other expenses which may reasonably be expected to be paid in a subsequent period but which on an accrual basis shall be allocable equally per month over the calendar year such as, but not limited to, Insurance, Real Estate Taxes, Mortgage payments paid other than monthly, audit, tax or accounting expenses (excluding deductions for cost recovery of buildings; improvements and personal property and amortization of any financing fees) and any seasonal expenses (such as snow removal, the use of air conditioners in the middle of the summer, or heaters in the middle of the winter) which may reasonably be expected to be paid in a subsequent period, excluding cash payments that on an accrual basis of accounting represent prepaid assets and whose expense is properly allocated to future accounting periods. Cash Expenses payable to Partners or Affiliates of Partners shall be paid after Cash Expenses payable to third parties. Construction Loan interest and development costs of any nature whatsoever are not Cash Expenses and shall not be paid from Cash Receipts, except as provided in Section 6.2(a). The provisions of Section 6.2 govern the payment of development costs and construction interest.

     "Cash Receipts" shall mean actual cash received on a cash basis by the Partnership from operating revenues of the Partnership, including without limitation rental income (but not any subsidy thereof from the General Partner or an Affiliate thereof), tenant security deposits that have been forfeited by tenants pursuant to the laws of the State, laundry income paid to the Partnership, telephone hook-up or service income, cable fees or hook-up costs, telecommunications or satellite fees or hook-up costs, but excluding prepayments, security deposits, Capital Contributions, borrowings, the Construction Loan, the Mortgage Loan, lump-sum payments, and any extraordinary receipt of funds. Neither the General Partner nor its Affiliates shall be entitled to payment of any Cash Receipts for any reason, including but not limited to, by virtue of a separate contract, agreement, obligation, or the like.

     "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, or any successor statute.

     "Completion of Construction" shall mean the date the Partnership receives the Construction Inspector's certification, in a form substantially similar to

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the form attached hereto as Exhibit D and incorporated herein by this reference, with respect to rehabilitation of all the apartment units in the Apartment Housing. Completion of Construction further means that the construction shall be completed in good quality, and free and clear of all mechanic, material, and similar liens. In addition to the above, Completion of Construction shall occur
only  when  the  Special   Limited   Partner  has  approved  the  Completion  of
Construction and (i) the statutory time period for the filing of any liens by the Contractor, subcontractors, material suppliers or any one else entitled to file a lien against the property has lapsed, (ii) such filed liens, other than the Construction Loan, or Mortgage Loan, have been bonded over and have been approved by the Special Limited Partner, or (iii) appropriate lien releases have been obtained from the lien holders.

     "Completion Date" shall mean June 1, 2007.

     "Compliance Period" shall mean the period set forth in Section 42(i)(1) of the Code, as amended, or any successor statute.

     "Consent of the Special Limited Partner" shall mean the prior written consent of the Special Limited Partner.

     "Construction Completion, Operating Deficit and Tax Credit Guaranty Agreement" shall mean that agreement entered into as of even date herewith, by and between the Partnership, the Guarantor, and the Limited Partner, and incorporated herein by this reference.

     "Construction Contract" shall mean the construction contract dated August 29, 2006 in the amount of $3,648,962 entered into between the Partnership and the Contractor pursuant to which the Improvements are being constructed in accordance with the Plans and Specifications as amended. The Construction Contract shall be a fixed price agreement (includes materials and labor) at a cost consistent with the Development Budget. Any modifications to the Construction Contract require the Consent of the Special Limited Partner; provided, however, that the Consent of the Special Limited Partner shall not be required for change orders that do not cost more than $10,000 individually or $25,000 in the aggregate.

     "Construction  Draw  Documents"  shall mean those documents as set forth in
Section 14.3(a) of this Agreement.

     "Construction Inspector" shall mean AECC, Inc.

     "Construction Lender" or "Lender" shall mean U.S. Bank National Association or any successor thereto, in its capacity of the purchaser of the Tax-Exempt Bonds.

     "Construction Loan" shall mean the following financing obtained, directly and indirectly, from the Lender the construction phase of the loan obtained from the Issuer wherein the Partnership promises to pay the Lender, or its successor or assignee, the principal sum outstanding on the loan of $6,000,000 plus interest on the principal at a rate not to exceed 6.00% per annum, which shall be financed with the proceeds of the Tax-Exempt Bonds. The Construction Loan will have a maturity date 12 months from the initial closing. The Construction Loan will provide funds for the acquisition, renovation and/or construction and development of the Apartment Housing. Where the context admits, the term



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"Construction  Loan"  shall  include  any deed,  deed of trust,  note,  security agreement, assumption agreement or other instrument executed by, or on behalf of, the Partnership or General Partner in connection with the Construction Loan as required by the Construction Lender.

     "Contractor" shall mean Penco Construction Company of Dallas, Inc. Any substitution of Contractor requires the Consent of the Special Limited Partner.

     "Debt Service Coverage" shall mean for the applicable period the ratio between the Net Operating Income (excluding Mortgage payments and the Asset Management Fee) and the debt service required to be paid on the Mortgage(s). As example, a 1.15 Debt Service Coverage means that for every $1.00 of debt service required to be paid there must be $1.15 of Net Operating Income available. A worksheet for the calculation of Debt Service Coverage is found in the Report of Operations attached hereto as Exhibit H and incorporated herein by this reference. For purposes of this definition: (a) any one-time up-front fee paid to the Partnership from any source shall not be included in Cash Receipts to calculate Debt Service Coverage; (b) Cash Expenses shall include the amount of any Management Fee, or portion thereof, which is currently deferred and not paid; and (c) Cash Expenses shall include the amount of any reserve required or portion thereof to be funded in accordance with Article VIII that is currently deferred and not paid.

     "Developer" shall mean Guardian Affordable Housing Development, LLC, an Oregon limited liability company.

     "Development Budget" shall mean the agreed upon cost of developing the Apartment Housing and Improvements, including all construction costs based on the Construction Contract, the Plans and Specifications, land and soft costs (which includes, but is not limited to, financing charges, market study, Development Fee, architect fees, etc.). The final Development Budget is referenced in the Development, Construction, and Operating Budget Agreement entered into by and between the Partners on even date herewith, and incorporated herein by this reference.

     "Development Fee" shall mean the fee payable to the Developer for services incident to the development and construction of the Apartment Housing in accordance with the Amended and Restated Development Fee Agreement between the Partnership and the Developer dated the even date herewith and incorporated herein by this reference. Development activities do not include services for the acquisition of land or syndication activities, or negotiations for permanent financing.

     "Distributions" shall mean the total amount of money, or the Gross Asset Value of property (net of liabilities securing such distributed property that such Partner is considered to assume or take subject to under Section 752 of the
Code), distributed to Partners with respect to their Interests in the Partnership, but shall not include any payments to the General Partner or its Affiliates for fees or other compensation as provided in this Agreement or any guaranteed payment within the meaning of Section 707(c) of the Code, as amended, or any successor thereto.

     "Eligible Basis" shall have the meaning set forth in Section 42(d) of the Code.


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     "Extended  Use  Period"  shall  have  the  meaning  set  forth  in  Section
42(h)(6)(D) of the Code.

     "Fair Market Value" shall mean, with respect to any property, real or personal, the price a ready, willing and able buyer would pay to a ready, willing and able seller of the property, provided that such value is reasonably agreed to between the parties in arm's-length negotiations and the parties have sufficiently adverse interests.

     "First Year Certificate" shall mean the certificate to be filed by the General Partner with the Secretary of the Treasury as required by Code Section 42(l)(1), as amended, or any successor thereto.

     "Force Majeure" shall mean any act of God, strike, lockout, or other industrial disturbance, act of the public enemy, war, blockage, public riot, fire, flood, explosion, governmental action, governmental delay or restraint.

     "General Partner(s)" shall mean Walker Guardian LLC and such other Persons as are admitted to the Partnership as additional or substitute General Partners pursuant to this Agreement. If there is more than one General Partner of the Partnership, the term "General Partner" shall be deemed to collectively refer to such General Partners or individually may mean any General Partner as the context dictates.

     "Gross Asset Value" shall mean with respect to any asset, the asset's adjusted basis for federal income tax purposes, except as follows:

     (a)......the  initial  Gross  Asset  Value of any  asset  contributed  by a
Partner to the Partnership shall be the Fair Market Value of such asset, as determined by the contributing Partner and the General Partner, provided that, if the contributing Partner is a General Partner, the determination of the Fair Market Value of a contributed asset shall be determined by appraisal;

     (b) the Gross Asset Values of all Partnership assets shall be adjusted to equal their respective Fair Market Values, as determined by the General Partner, as of the following times: (1) the acquisition of an additional Interest in the Partnership by any new or existing Partner in exchange for more than a de minimis Capital Contribution; (2) the distribution by the Partnership to a Partner of more than a de minimis amount of Partnership property as consideration for an Interest in the Partnership; and (3) the liquidation of the Partnership within the meaning of Treasury Regulations Section 1.704-1(b)(2)(ii)(g); provided, however, that the adjustments pursuant to clauses (1) and (2) above shall be made only with the Consent of the Special Limited Partner and only if the General Partner reasonably determines that such adjustments are necessary or appropriate to reflect the relative economic interests of the Partners in the Partnership;

     (c) the Gross Asset Value of any Partnership asset distributed to any Partner shall be adjusted to equal the Fair Market Value of such asset on the date of distribution as determined by the distributee and the General Partner, provided that, if the distributee is a General Partner, the determination of the Fair Market Value of the distributed asset shall be determined by appraisal; and

     (d) the Gross Asset Values of Partnership assets shall be increased (or decreased) to reflect any adjustments to the adjusted basis of such assets pursuant to Code Section 734(b) or Code Section 743(b), but only to the extent that such adjustments are taken into account in determining Capital Accounts pursuant to Treasury Regulations Section 1.704-1(b)(2)(iv)(m) and Section 10.3(g) hereof; provided however, that Gross Asset Values shall not be adjusted pursuant to this definition to the extent the General Partner determines that an adjustment pursuant to section (b) hereof is necessary or appropriate in connection with a transaction that would otherwise result in an adjustment pursuant to section (d) of this definition.

     If the Gross Asset Value of an asset has been determined or adjusted pursuant to this definition, such Gross Asset Value shall thereafter be adjusted by the depreciation taken into account with respect to such asset for purposes of computing Income and Losses.

     "Guarantor" shall mean, collectively, Thomas B. Brenneke, Rob Walker, and Guardian Management LLC, an Oregon limited liability company.

     "Guardian Management Loan" shall mean the loan obtained from Guardian Management LLC, wherein the Partnership promises to pay Guardian Management LLC, or its successor or assignee, the principal sum outstanding on the loan of $585,530 plus interest on the principal at a rate equal to 9.5% per annum over a term of 40 years, which shall be payable solely from Net Operating Income and Sale or Refinancing Proceeds.

     "HAP Contract" shall mean the Housing Assistance Payments Contract, as amended, Section 8 Contract Number TX16-M000-310 and Number TX16-L000-047 between the Partnership and HUD that relates to the Apartment Housing.

     "Hazardous Substance" shall mean and include any substance, material or waste, including, but not limited to, asbestos, petroleum and petroleum products (including crude oil), that is or becomes designated, classified or regulated as "toxic" or "hazardous" or a "pollutant" or that is or becomes similarly designated, classified or regulated, under any federal, state or local law, regulation or ordinance including, without limitation, Compensation and Liability Act of 1980, as amended, the Hazardous Materials Transportation Act, as amended, the Resource Conservation and Recovery Act, as amended, and the regulations adopted and publications promulgated pursuant thereto.

     "HUD" shall mean the United States Department of Housing and Urban Development.

     "Improvements" shall mean the substantial rehabilitation of 12 buildings containing 200 apartment units and ancillary and appurtenant facilities (including those intended for commercial use, if any) for family use and built in accordance with the Project Documents. It shall also include all furnishings, equipment, and personal property used in connection with the operation thereof. The total number of apartment units equals 200 low-income units.

     "In-Balance" shall mean, at any time when calculated, when the cumulative amount of the undisbursed Construction Loan and the undisbursed Capital Contributions of the Limited Partner and Special Limited Partner required to be paid-in through and including the Completion of Construction are sufficient in the Special Limited Partner's reasonable judgment to pay all the following sums:
(a) all costs of construction to achieve Completion of Construction: (b) all soft costs of the development of the Apartment Housing and Improvements, including but not limited to, architect fees, land acquisition, impact fees and costs of marketing, maintenance and leasing of the Apartment Housing units; and
(c) all interest and all other sums accruing or payable under the Construction Loan documents. In making a determination that the financing is In-Balance, the Special Limited Partner will also consider whether the undisbursed Capital Contributions of the Limited Partner and Special Limited Partner, the Mortgage and other sources of permanent financing (but not Cash Receipts) are adequate to retire the Construction Loan at the earlier of the time of Mortgage closing and funding, or maturity of the Construction Loan.

     "Incentive Management Fee" shall have the meaning set forth in Section 9.2(e) hereof.

     "Income and Loss(es)" shall mean, for each fiscal year or other period, an amount equal to the Partnership's taxable income or loss for such year or period, determined in accordance with Code Section 703(a) (for this purpose, all items of income, gain, loss or deduction required to be stated separately pursuant to Code Section 703(a)(1) shall be included in taxable income or loss), with the following adjustments:

     (a) any income of the Partnership that is exempt from federal income tax and not otherwise taken into account in computing Income or Losses shall be added to such taxable income or loss;

     (b) any expenditures of the Partnership described in Code Section 705(a)(2)(B) or treated as Code Section 705(a)(2)(B) expenditures pursuant to Treasury Regulations Section 1.704-1(b)(2)(iv)(i), and not otherwise taken into account in computing Income and Losses shall be subtracted from such taxable income or loss;

     (c) in the event the Gross Asset Value of any Partnership asset is adjusted pursuant to the provisions of the definition thereof, the amount of such adjustment shall be taken into account as gain or loss from the disposition of such asset for purposes of computing Income and Losses;

     (d) gain or loss resulting from any disposition of Partnership assets with respect to which gain or loss is recognized for federal income tax purposes shall be computed by reference to the Gross Asset Value of the property disposed of, notwithstanding that the adjusted tax basis of such property differs from its Gross Asset Value;

     (e) in lieu of the depreciation, amortization, and other cost recovery deductions taken into account in computing such taxable income or loss, there shall be taken into account depreciation for such fiscal year or other period, computed as provided below; and

     (f) notwithstanding any other provision of this definition, any items which are specially allocated pursuant to Section 10.3 or Section 10.4 hereof shall not otherwise be taken into account in computing Income or Losses.

     Depreciation for each fiscal year or other period shall be calculated as follows: an amount equal to the depreciation, amortization, or other cost recovery deduction allowable with respect to an asset for such year or other period for federal income tax purposes, except that if the Gross Asset Value of an asset differs from its adjusted basis for federal income tax purposes at the beginning of such year or other period, depreciation shall be an amount which bears the same ratio to such beginning Gross Asset Value as the federal income tax depreciation, amortization, or other cost recovery deduction for such year or other period bears to such beginning adjusted tax basis; provided, however, if the federal income tax depreciation, amortization, or other cost recovery deduction for such year is zero, depreciation shall be determined with reference to such beginning Gross Asset Value using any reasonable method selected by the General Partner.

     For purposes of this Agreement, the term Income when used alone shall include all items of income or revenue contemplated in this Section and the term Losses when used alone shall include all items of loss or deductions contemplated in this Section.

     "Insurance" shall mean:

     (a) during construction, the Partnership will provide and maintain, or cause the Contractor to provide and maintain, builder's risk insurance in an amount equal to 100% of the value of the Apartment Housing at the date of completion; property damage coverage of not less than $1,000,000 per occurrence and comprehensive general liability insurance with limits against bodily injury of not less than $1,000,000 per occurrence, both with aggregate coverage of $2,000,000; and worker's compensation insurance, within the State statutory guidelines;

     (b) during operations the Partnership will provide and maintain business interruption coverage covering actual sustained loss for 12 months; worker's compensation; hazard coverage (including but not limited to fire, or other casualty loss to any structure or building on the Apartment Housing in an amount equal to the full replacement value of the damaged property without deducting for depreciation); and comprehensive general liability coverage against liability claims for bodily injury or property damage in the minimum amount of $1,000,000 per occurrence and an aggregate of $2,000,000;

     (c) all liability coverage shall include an umbrella liability coverage in a minimum amount of $4,000,000 per occurrence and an aggregate of $4,000,000;

     (d) all Insurance polices shall name the Partnership as the named insured, the Limited Partner as an additional insured, and WNC & Associates, Inc. as the certificate holder;

     (e) all Insurance policies shall include a provision to notify the insured, the Limited Partner and the certificate holder prior to cancellation;

     (f) hazard coverage must include inflation and building or ordinance endorsements;

     (g) the Insurance Policy or Policies shall not have a deductible provision in excess of $1,000; and

     (h)  the   term   "Insurance"   specifically   excludes   co-insurance   or
self-insurance.

     "Insurance Company" shall mean any insurance company engaged by the General Partner for the Partnership with the Consent of the Special Limited Partner which Insurance Company shall have an A rating or better for financial safety by

A.M. Best or Standard & Poor's. Any substitution of Insurance Company during the term of this Agreement requires the Consent of the Special Limited Partner.

     "Interest" shall mean the entire ownership interest of a Partner in the Partnership at any particular time, including the right of such Partner to any and all benefits to which a Partner may be entitled hereunder and the obligation of such Partner to comply with the terms of this Agreement.

     "Involuntary Withdrawal" shall mean any Withdrawal of a General Partner caused by death, adjudication of insanity or incompetence, Bankruptcy, or the removal of a General Partner pursuant to Section 13.2 hereof.

     "Issuer" shall mean the Texas Department of Housing and Community Affairs, in its capacity as issuer of the Tax-Exempt Bonds.

     "Land Acquisition Fee" shall mean the fee payable to the General Partner in an amount equal to $22,050 for the General Partner's services in locating, negotiating and closing on the purchase of the real property upon which the Improvements are, or will be, erected or rehabilitated.

     "LIHTC" shall mean the low-income housing tax credit established by TRA 1986 and which is provided for in Section 42 of the Code, as amended, or any successor thereto.

     "Limited Partner" shall mean WNC Housing Tax Credit Fund VI Series 13, L.P., a California limited partnership, and such other Persons as are admitted to the Partnership as additional or Substitute Limited Partners pursuant to this Agreement.

     "Management Agent" shall mean the property management company which oversees the property management functions for the Apartment Housing and which is on-site at the Apartment Housing. The initial Management Agent shall be Guardian Management LLC. Any substitution of the Management Agent requires the Consent of the Special Limited Partner.

     "Management Agreement" shall mean the agreement between the Partnership and the Management Agent for property management services. The management fee shall equal the greater of 6.34% of gross revenues or $34.95 per unit per month, subject to any increases permitted by HUD. The General Partner, on behalf of the Partnership, shall insure that neither the Management Agreement nor any ancillary agreement shall provide for an initial rent-up fee, a set-up fee, any other similar pre-management fee or recurring fee for compliance monitoring or the like payable to the Management Agent, General Partner, or Developer. Notwithstanding the foregoing, the Partnership may pay an affiliate of the Management Agent a commercially reasonable tenant screening fee of $35 per unit, subject to such adjustments as may be permitted The Management Agreement shall provide that it will be terminable at will by the Partnership at anytime following the Withdrawal or removal of the General Partner and, in any event, on any anniversary of the date of execution of the Management Agreement, without payment or penalty for failure to renew the same.

     "Minimum  Set-Aside  Test" shall mean the 40-60  set-aside test pursuant to
Section 42(g)(1)(B), as amended and any successor thereto, of the Code with respect to the percentage of apartment units in the Apartment Housing to be occupied by tenants whose incomes are equal to or less than 60 percent of the area median gross income. More specifically, the General Partner has agreed that there will be 20 one bedroom units averaging 584 square feet, which shall be leased to tenants whose incomes are 50% or less of the area median income, as adjusted for family size, 20 one bedroom units averaging 584 square feet, which shall be leased to tenants whose incomes are 60% or less of the area median income, as adjusted for family size, 60 two bedroom units averaging 811 square feet, which shall be leased to tenants whose incomes are 50% or less of the area median income, as adjusted for family size, 60 two bedroom units averaging 811 square feet, which shall be leased to tenants whose incomes are 60% or less of the area median income, as adjusted for family size, 20 three bedroom units averaging 1,024 square feet, which shall be leased to tenants whose incomes are 50% or less of the area median income, as adjusted for family size, and 20 three bedroom units averaging 1,024 square feet, which shall be leased to tenants whose incomes are 60% or less of the area median income, as adjusted for family size; provided however that, with the written consent of the State Tax Credit Agency, one or more of the residential units may be an on-site manager's unit.

     "Mortgage" or "Mortgage Loan" shall mean the permanent nonrecourse phase of the loan obtained from the Lender wherein the Partnership promises to pay the Lender, or its successor or assignee, the principal sum outstanding on the loan of $6,000,000 plus interest on the principal at a rate equal to 6.00% per annum over a term of 15 years and amortized over 360 months, which shall be financed with the proceeds of the Tax-Exempt Bonds. Where the context admits, the term "Mortgage" or "Mortgage Loan" shall include any mortgage, deed, deed of trust, note, regulatory agreement, security agreement, assumption agreement or other instrument executed in connection with the Mortgage which is binding on the Partnership; and in case any Mortgage is replaced or supplemented by any subsequent mortgage or mortgages, the Mortgage shall refer to any such subsequent mortgage or mortgages. Prior to closing the Mortgage, the General Partner shall provide to the Special Limited Partner a draft of the Mortgage documents for review and approval and the income and expense statements for the Partnership showing Cash Receipts and Cash Expenses for each and every month since issuance of the certificate of occupancy. Based on the draft Mortgage documents, and the income and mortgage statements, if the terms of the Mortgage are not as specified above or the Special Limited Partner determines that the Debt Service Coverage of those Mortgage Loans requiring an amortized monthly principal and interest payment falls below 1.15 based on then current Cash Expenses and Cash Receipts then the General Partner shall adjust the principal loan amount and close on a Mortgage which will produce a 1.15 Debt Service Coverage. The Mortgage funds shall be used to retire the Construction Loan and if there are any funds remaining the Mortgage funds shall be used to retire any outstanding hard construction costs including labor and materials. Notwithstanding the foregoing, if the interest rate at the time of closing the Mortgage is less than the amount stated, the General Partner shall not increase the principal amount of the Mortgage without the Consent of the Special Limited Partner even if the Debt Service Coverage remains at or above 1.15.

     "Net Operating Income" shall mean the cash available for Distribution on an annual basis, when Cash Receipts exceed Cash Expenses. For purposes of this definition, Cash Expenses shall be increased by the amount of cash used to generate prepaid assets.

     "Nonrecourse Deductions" shall have the meaning given it in Treasury Regulations Section 1.704-2(b)(1).

     "Nonrecourse Liability" shall have the meaning given it in Treasury Regulations Section 1.704-2(b)(3).

     "Operating Deficit" shall mean, for the applicable period, insufficient funds to pay Partnership operating costs when Cash Expenses exceed Cash Receipts, as determined by the Accountant and approved by the Special Limited Partner.

     "Operating Deficit Guarantee Period" shall mean the period commencing on the date of this Partnership Agreement and ending at the end of the Compliance Period.

     "Operating Loans" shall mean loans made by the General Partner to the Partnership pursuant to Article VI of this Agreement, which loans are repayable only as provided in Article XI of this Agreement.

     "Partner(s)" shall collectively mean the General Partner, the Limited Partner, and the Special Limited Partner or individually may mean any Partner as the context dictates.

     "Partner Nonrecourse Debt" shall have the meaning set forth in Section 1.704-2(b)(4) of the Treasury Regulations.

     "Partner Nonrecourse Debt Minimum Gain" shall mean an amount, with respect to each Partner Nonrecourse Debt, equal to the Partnership Minimum Gain that would result if such Partner Nonrecourse Debt were treated as a Nonrecourse Liability, determined in accordance with Section 1.704-2(i)(3) of the Treasury Regulations.

     "Partner Nonrecourse Deductions" shall have the meaning set forth in Sections 1.704-2 (i)(1) and 1.704-2(i)(2) of the Treasury Regulations.

     "Partnership" shall mean the limited partnership continued under this Agreement.

     "Partnership  Minimum Gain" shall mean the amount  determined in accordance
with  the  principles  of  Treasury   Regulation   Sections   1.704-2(b)(2)  and
1.704-2(d).

     "Permanent Mortgage Commencement" shall mean the first date on which all of the following have occurred: (a) the Construction Loan shall have been repaid in full or converted to permanent financing; (b) the Mortgage shall have closed and funded; and (c) amortization of the Mortgage shall have commenced.

     "Person"  shall  mean  an  individual,   proprietorship,   trust,   estate,
partnership, joint venture, association, company, corporation, or other entity, as the circumstances demonstrate.

     "Plans and Specifications" shall mean the plans, blueprints and specifications manual for the construction of the Improvements which are approved by the local city/county building department with jurisdiction over the construction of the Improvements and which Plans and Specifications are referred to in the Construction Contract. The General Partner agrees to assure that the

Contractor completes construction in accordance with the Plans and Specifications. Any changes to the Plans and Specifications after approval by the appropriate government building department shall require the Consent of the Special Limited Partner.

     "Project Documents" shall mean all documents relating to the Construction Loan, Mortgage Loan, Construction Contract, Title Policy, and Partnership Agreement and the Tax-Exempt Bonds. It shall also include all documents required by any governmental agency having jurisdiction over the Apartment Housing in connection with the development, construction and financing of the Apartment Housing, including but not limited to, the approved Plans and Specifications for the development and construction of the Apartment Housing.

     "Projected Annual Tax Credits" shall mean LIHTC in the amount of $303,993 for the year 2007, $370,078 for each of the years 2008 through 2016, and $66,085 for the year 2017, which the General Partner has projected to be the total amount of LIHTC which will be allocated to the Limited Partner by the Partnership, constituting 99.98% of the aggregate amount of LIHTC of $3,701,520 to be available to the Partnership.

     "Projected Tax Credits" shall mean LIHTC in the aggregate amount of $3,701,520.

     "Qualified Basis" shall have the meaning set forth in Section 42(c)(1) of the Code.

     "Qualified Tenants" shall mean any tenants described in Code Section 42(g)(1)(A) who have incomes of 60% (or such smaller percentage as the General Partner shall agree) or less of the area median gross income, as adjusted for family size.

     "Real Estate Taxes" shall mean the sum of $60,000 or such other amount required to be paid annually by the Partnership to the tax assessor, school district or similar representative for real estate taxes assessed against the Apartment Housing. The Real Estate Taxes are payable as follows: either (i) one-half due on November 30, and the second half due on June 30, or (ii) the entire balance due on January 31.

     "Rent Restriction Test" shall mean the test pursuant to Section 42(g)(2) of the Code whereby the gross rent charged to tenants of the low-income apartment units in the Apartment Housing cannot exceed 30% of the imputed income levels of those units under Section 42.

     "Revised Projected Tax Credits" shall have the meaning set forth in Section 7.4(a) hereof.

     "Sale or Refinancing" shall mean any of the following items or transactions: a sale, transfer, exchange or other disposition of all or substantially all of the assets of the Partnership, a condemnation of or casualty at the Apartment Housing or any part thereof, a claim against a title insurance company, the refinancing of any Mortgage or other indebtedness of the Partnership and any similar item or transaction; provided, however, that the payment of Capital Contributions by the Partners shall not be included within the meaning of the term "Sale or Refinancing."

     "Sale or Refinancing Proceeds" shall mean all cash receipts of the Partnership arising from a Sale or Refinancing (including principal and interest received on a debt obligation received as consideration in whole or in part, on a Sale or Refinancing) less the amount paid or to be paid in connection with or as an expense of such Sale or Refinancing, and with regard to damage recoveries or insurance or condemnation proceeds, the amount paid or to be paid for repairs, replacements or renewals resulting from damage to or partial condemnation of the Apartment Housing.

     "Special Limited Partner" shall mean WNC Housing, L.P., a California limited partnership, and such other Persons as are admitted to the Partnership as additional or substitute Special Limited Partners pursuant to this Agreement.

     "State" shall mean the State of Texas.

     "State Tax Credit Agency" shall mean the state agency of the State of Texas which has the responsibility and authority to administer the LIHTC program in Texas.

     "Substitute Limited Partner" shall mean any Person who is admitted to the Partnership as a Limited Partner pursuant to Section 12.5 or acquires the Interest of the Limited Partner pursuant to Section 7.3 of this Agreement.

     "Tax Credit" shall mean any credit permitted under the Code or the law of any state against the federal or a state income tax liability of any Partner as a result of activities or expenditures of the Partnership including, without limitation, LIHTC.

     "Tax Credit Compliance Fee" shall mean the fee payable to the General Partner in accordance with Section 9.2(f) of this Agreement.

     "Tax Credit Conditions" shall mean, for the duration of the Compliance Period or, where applicable, the Extended Use Period, any and all restrictions including, but not limited to: (a) the land use restriction agreement required by the State Tax Credit Agency to be recorded against the Apartment Housing; and
(b) any applicable federal, state and local laws, rules and regulations, which must be complied with in order to qualify for the LIHTC or to avoid an event of recapture in respect of the LIHTC.

     "Tax Credit  Period" shall mean the 10-year time period  referenced in Code
Section 42(f)(1) over which the Projected Tax Credits are allocated to the Partners. It is the intent of the Partners that the Projected Tax Credits will be allocated during the Tax Credit Period and not a longer term.

     "Tax-Exempt Bonds" shall mean the Multifamily Housing Revenue Bonds (Pleasant Village Apartments) Series 2006 issued by the Issuer, the proceeds of which will be used to finance the Construction Loan and the Mortgage Loan made by the Lender.

     "Title Policy" shall mean the policy of insurance covering the fee simple title to the Apartment Housing from a company approved by the Special Limited Partner. The Title Policy shall be an TLTA owners title policy including the following endorsements: non-imputation, Fairways, access, contiguity, survey, owner's comprehensive, zoning and subdivision, if applicable and available. The Title Policy shall also insure against rights-of-way, easements, blanket easement, or claims of easements, not shown by public records. During construction of the Improvements, the Title Policy shall be in an amount equal to the Construction Loan amount and the Limited Partner's Capital Contribution. Upon Permanent Mortgage Commencement, the Title Policy shall be in an amount equal to the Mortgage amount and the Limited Partner's Capital Contribution. If allowed by the title company, the Title Policy shall name the Limited Partner, Special Limited Partner and General Partner as insured parties, or if not allowed, the Title Policy shall reference them "as their interests may appear" in the limited partnership agreement of the owner.

     "TRA 1986" shall mean the Tax Reform Act of 1986.

     "Treasury Regulations" shall mean the Income Tax Regulations promulgated under the Code, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).

     "Walker Bridge Loan" shall mean the loan obtained from Walker Bridge, L.L.C., wherein the Partnership promises to pay Walker Bridge, L.L.C., or its successor or assignee, the principal sum outstanding on the loan of $613,590 plus interest on the principal at a rate equal to 9.5% per annum over a term of 40 years, which shall be payable solely from Net Operating Income and Sale or Refinancing Proceeds.

     "Withdrawing" or "Withdrawal" (including the verb form "Withdraw" and the adjectival forms "Withdrawing" and "Withdrawn") shall mean, as to a General Partner, the occurrence of the death, adjudication of insanity or incompetence, Bankruptcy of such General Partner or any its principals, the withdrawal, removal or retirement from the Partnership of such General Partner for any reason, including any sale, pledge, encumbering, assignment or other transfer of all or any part of its Interest and those situations when a General Partner may no longer continue as a General Partner by reason of any law or pursuant to any terms of this Agreement.

     "Withdrawing Limited Partner" shall mean Walker Bridge, L.L.C.

                                   ARTICLE II.
                                      NAME

  The name of the Partnership shall be "Pleasant Village Limited Partnership."

                                  ARTICLE III.
                  PRINCIPAL EXECUTIVE OFFICE/AGENT FOR SERVICE

     Section 3.1. Principal Executive Office.

     The principal executive office of the Partnership is located at 4380 S.W. Macadam Avenue, Suite 380, Portland, Oregon 97239, and an office within the State at the address of the agent for service of process set forth in Section 3.2, or at such other place or places within the State as the General Partner may hereafter designate.

     Section 3.2. Agent for Service of Process.

     The name of the agent for service of process on the Partnership is MN Service Corporation (Oregon), whose address is 111 S.W. Fifth Avenue, Suite 3400, Portland, Oregon 97204-3699.

                                   ARTICLE IV.
                                     PURPOSE

     Section 4.1. Purpose of the Partnership.

     The purpose of the Partnership is to acquire, rehabilitate, own and operate the Apartment Housing in order to provide, in part, Tax Credits to the Partners in accordance with the provisions of the Code and the Treasury Regulations applicable to LIHTC and to sell or otherwise facilitate the disposition of the Apartment Housing or otherwise provide for the termination or disposition of the Interests of the Limited Partner and/or the Special Limited Partner at the conclusion of the Compliance Period in a manner agreed upon by the Partners. The Partnership shall not engage in any business or activity that is not incident to the attainment of such purpose.

     Section 4.2. Authority of the Partnership.

     In order to carry out its purpose, the Partnership is empowered and authorized to do any and all acts and things necessary, appropriate, proper, advisable or incidental to the furtherance and accomplishment of its purpose, and for protection and benefit of the Partnership in accordance with the Partnership Agreement, including but not limited to the following:

     (a) acquire ownership of the real property referred to in Exhibit A attached hereto;

     (b) construct, renovate, rehabilitate, and own the Apartment Housing in accordance with the Project Documents;

     (c) provide housing to Qualified Tenants, subject to the Minimum Set-Aside Test and the Rent Restriction Test and consistent with the requirements of the Project Documents so long as any Project Documents remain in force;

     (d) maintain and operate the Apartment Housing, including hiring the Management Agent (which Management Agent may be any of the Partners or an Affiliate thereof) and entering into any agreement for the management of the Apartment Housing during its rent-up and after its rent-up period in accordance with this Agreement;

     (e) enter into the Construction Loan and Mortgage;

     (f) rent dwelling units in the Apartment Housing from time to time, in accordance with the provisions of the Code applicable to LIHTC; and

     (g) do any and all other acts and things necessary or proper in accordance with this Agreement.

                                   ARTICLE V.
                                      TERM

     The Partnership term commenced upon the filing of the Certificate of Limited Partnership in the office of, and on the form prescribed by, the Secretary of State of Oregon, and shall continue until January 1, 2050, unless earlier terminated in accordance with the provisions of this Agreement or as otherwise provided by law.

                                  ARTICLE VI.
                    GENERAL PARTNER'S CONTRIBUTIONS AND LOANS

     Section 6.1. General Partner's Initial Capital Account and Limited Deficit Restoration Obligation.

     General Partner has been a Partner of the Partnership since its formation and consequently has a positive or negative Capital Account based its capital contributions, distributions and allocations of Partnership income, loss, deduction, expense and credits since the Partnership's formation. Simultaneously with the admission of the Limited Partner and Special Limited Partner, the parties to this Agreement desire to adjust the General Partner's Capital Account, such that in the event the General Partner has a positive Capital Account, to provide proportionate future allocations or alternatively, in the event the General Partner has a negative Capital Account, to avoid a causing the General Partner to realize taxable income upon the consummation of the Mortgage Loan. In addition, in accordance with Section 10.3(r), the parties have agreed to increase the Capital Account of the General Partner by the Book-Up Amount. The parties agree as follows:

     (a) to the extent that the General Partner's Capital Account, excluding the Book-Up Amount, exceeds $150 on August 31, 2006 and only if such excess is greater than $1,000, the Partnership will execute a promissory note payable to the General Partner for the amount that the Capital Account exceeds $150 and such note will be unsecured and payable solely from Sale or Refinancing Proceeds pursuant to Section 11.2 of this Agreement; and

     (b) to the extent that the General Partner's Capital Account is negative on August 31, 2006, the General Partner may, at its sole discretion, agree to restore the deficit in its Capital Account on August 31, 2006 (or agree to restore any amount less than the deficit in the General Partner's Capital Account) in order to avoid or minimize the allocation of taxable income upon the consummation of the Mortgage Loan. Such deficit restoration obligation is due upon liquidation of the Partnership or of the General Partner's entire Interest in the Partnership, and after allocation of all items of profit, loss, expense, deduction or credits realized through the liquidation event. The General Partner will document such obligation by providing notice to the Special Limited Partner and placing an appropriate notation in the Partnership's records no later than the due date of the Partnership's 2006 IRS partnership tax return.

     Section 6.2 Construction Obligations.

     (a) The General Partner hereby guarantees lien free Completion of Construction of the Apartment Housing on or before the Completion Date. At the time of Permanent Mortgage Commencement, if the actual hard costs and soft costs of developing and constructing the Apartment Housing and Improvements exceed the

Development Budget, then the General Partner shall: first, pay such excess with Net Operating Income, if any, attributable to the period prior to the Completion Date and, second, advance the money to the Partnership to pay the difference between the aggregate of the actual hard and soft costs and the Development Budget. At the time of Permanent Mortgage Commencement, if the remaining sources of revenue from the Capital Contributions and the Mortgage are insufficient, as determined by the Accountant and the Special Limited Partner, to pay in full the Construction Loan and any outstanding hard and soft costs incident to the acquisition, development and construction of the Apartment Housing (other than Development Fee), then the General Partner prior to Permanent Mortgage Commencement shall advance the money to the Partnership to pay the additional costs.

     (b) At any time during construction and prior to Permanent Mortgage Commencement, if the Special Limited Partner or the Construction Lender, in good faith, determines that the actual construction and development costs exceed the Development Budget (excluding the Development Fee) then the General Partner shall be responsible for and shall be obligated to advance and deposit into the Construction Lender's construction account, or similar disbursement agent's account, within ten days following notice by the Special Limited Partner or the Construction Lender, the difference thereof for payment to the Contractor or other vendors, suppliers, or subcontractors. In addition, at any time during construction and prior to Completion of Construction, if the Special Limited Partner or Construction Lender, in good faith, determines that there are insufficient funds to achieve Completion of Construction or the funds are not available in accordance with the funding requirements of the Construction Loan or this Agreement, then the General Partner shall be responsible for and shall be obligated to advance and deposit into the Construction Lender's construction account, or similar disbursement account, within ten days following notice by the Special Limited Partner or the Construction Lender, the amount requested by the Special Limited Partner or Construction Lender to pay a current construction draw or an amount necessary to achieve Completion of Construction.

     (c) Any advances by the General Partner pursuant to this Section 6.2 shall not be repayable, shall not change the Interest of any Partner in the Partnership and shall be considered a guaranteed payment to the Partnership for cost overruns.

     Section 6.3 Operating Obligations.

     (a) From the date the first apartment unit in the Apartment Housing is available for its intended use until 3 consecutive months of Breakeven Operations, the General Partner will immediately provide to the Partnership the necessary funds to pay Operating Deficits, which funds shall not be repayable, shall not change the Interest of any Partner and shall be considered a guaranteed payment to the Partnership for cost overruns. For the balance of the Operating Deficit Guarantee Period, the General Partner will immediately provide Operating Loans to pay any Operating Deficits. Beginning in the sixth year of the Operating Deficit Guarantee Period, provided the General Partner has delivered to the Special Limited Partner audited financial statements evidencing the Partnership's achievement of a Debt Service Coverage 1.15 for the preceding three calendar years, the aggregate maximum amount of the Operating Loan(s) the General Partner will be obligated to lend will be $1,905,800 (the "Operating Deficit Cap"). The Operating Deficit Cap shall not apply to limit General Partner's obligation to make Operating Loans: (i) during the first five years of the Operating Deficit Guarantee Period, or (ii) in any subsequent year of the Operating Deficit Guarantee Period, until the General Partner has delivered the audited financial statements evidencing Debt Service Coverage of 1.15 for the preceding three calendar years. The amount of any Operating Deficit that arises prior to the year in which the Operating Deficit Cap becomes effective shall not be counted toward the Operating Deficit Cap. Notwithstanding the foregoing, the Operating Deficit Cap shall not apply to limit the General Partner's obligation to make Operating Loans if the HAP Contract is terminated due to any action or omission of the General Partner in violation of the HAP Contract or Section 8 program requirements, other than a termination due to reasons beyond the reasonable control of the General Partner.

     (b) Each Operating Loan shall be nonrecourse to the Partners, and shall be repayable out of 50% of the available Net Operating Income or Sale or Refinancing Proceeds in accordance with Article XI of this Agreement.

     (c) The Partnership shall pay the Development Fee in accordance with the terms of the Amended and Restated Development Fee Agreement and Section 11.1 of this Agreement.

     Section 6.4 Other General Partner Loans.

     Unless provided elsewhere, after expiration of the Operating Deficit Guarantee Period, with the Consent of the Special Limited Partner, the General Partner may loan to the Partnership any sums required by the Partnership and not otherwise reasonably available to it. Any such loan shall bear simple interest (not compounded) at the 10-year Treasury money market rate in effect as of the day of the General Partner loan, or, if lesser, the maximum legal rate. The maturity date and repayment schedule of any such loan shall be as agreed to by the General Partner and the Special Limited Partner. The terms of any such loan shall be evidenced by a written instrument. The General Partner shall not charge a prepayment penalty on any such loan. Any loan in contravention of this Section shall be deemed an invalid action taken by the General Partner and such advance will be classified as a General Partner Capital Contribution. Notwithstanding this provision, the General Partner remains obligated to the Partnership, Limited Partner and Special Limited Partner as required in accordance with the Act.

                                  ARTICLE VII.
                    CAPITAL CONTRIBUTIONS OF LIMITED PARTNER
                           AND SPECIAL LIMITED PARTNER

     Section 7.1 Withdrawing Limited Partner.

     The Withdrawing Limited Partner made a Capital Contribution of $99.99. Effective as of the date of this Agreement, the Withdrawing Limited Partner's Interest has been liquidated and the Partnership has reacquired the Withdrawing Limited Partner's Interest in the Partnership. The Withdrawing Limited Partner acknowledges that it has no further interest in the Partnership as a partner as of the date of this Agreement and has released all claims, if any, against the Partnership arising out of its participation as a partner.

     Section 7.2 Capital Contribution of Limited Partner and Special Limited Partner.

     The Limited Partner and the Special Limited Partner shall make a Capital Contribution in the aggregate amount of $2,849,885, as may be adjusted in accordance with Section 7.4 of this Agreement, in cash on the dates and subject to the conditions hereinafter set forth.

     (a) $1,995,005 (which includes the Special Limited Partner's Capital Contribution of $285) shall be payable upon the Limited Partner's receipt and approval of the following documents:

          (1) a legal opinion in a form substantially similar to the form of opinion attached hereto as Exhibit B and incorporated herein by this reference;

          (2) a fully executed Certification and Agreement in the form attached hereto as Exhibit C and incorporated herein by this reference;

          (3) a copy of the Title Policy;

          (4) evidence of Insurance required during construction;

          (5) a copy of the recorded grant deed (warranty deed);

          (6) an executed  commitment  from the Lender to provide  the  Mortgage
     Loan;

          (7) fully executed Construction Loan documents;

          (8)  an  executed  Development,   Construction  and  Operating  Budget
     Agreement;

          (9) an executed Construction Completion, Operating Deficit and Tax Credit Guaranty Agreement;

          (10) an executed Amended and Restated Development Fee Agreement and Development Fee Guaranty Agreement;

          (11) the construction draw disbursement procedure;

          (12) payment of $15,000 for costs and expenses in connection with the Limited Partner's or its Affiliate's underwriting of the Apartment Housing and Improvements;

          (13) a determination by the Special Limited Partner that the amount of the remaining Capital Contributions and other financing funds are equal to or exceed the difference between the Construction Loan and Mortgage in order to retire the Construction Loan; and

          (14)  a  determination   letter  from  the  State  Tax  Credit  Agency
     satisfying the requirements of Section 42(m)(1)(D) and 42(m)(2)(D) of the Code.

     Upon satisfaction of the foregoing, $1,715,00 of the first Capital Contribution payment shall be disbursed at closing to the Trustee of the Tax-Exempt Bonds (the "Trustee") and will be held by the Trustee and disbursed to the Partnership in installments based upon approved draw requests in accordance with Section 6.02 of the Trust Indenture by and between the Issuer and U.S. Bank National Association, as Trustee, dated as of August 1, 2006, related to the Tax-Exempt Bonds. The amount of the first Capital Contribution payment in excess of $1,715,000 will be held by the Limited Partner and the Special Limited Partner and released to the Partnership in response to draw requests submitted to and approved by the Special Limited Partner. The Partners acknowledge that the amount of the first Capital Contribution held and disbursed by the Limited Partner and the Special Limited Partner will be disbursed to the Partnership prior to the Trustee's disbursement of the proceeds of the Tax-Exempt Bonds.

     (b) $427,440 shall be payable upon the Limited Partner's receipt and approval of the following documents:

          (1) any documents previously not provided to the Limited Partner but required pursuant to this Section 7.2 and Section 14.3(a) and Section 14.3(b);

          (2) a date down to the Title Policy dated no more than fifteen days prior to this Capital Contribution payment evidencing no construction or development related liens;

          (3) evidence of Insurance required during operations;

          (4) Completion of Construction;

          (5) a completion certification in a form substantially similar to the form attached hereto as Exhibit D and incorporated herein by this reference, indicating that the Improvements have been completed in accordance with the Project Documents;

          (6) (A) a letter from the Contractor in a form substantially similar to the form attached hereto as Exhibit F and incorporated herein by this reference stating that all amounts payable to the Contractor have been paid in full and that the Partnership is not in violation of the Construction Contract, or (B) evidence that the General Partner is adequately insured or bonded against any potential disputes or amounts that may be in controversy under the Construction Contract in such a manner as to preclude the Contractor or surety or insurer from having any recourse to the Apartment Housing or the Partnership or that the General Partner has established a reserve account funded with amounts sufficient to pay any amount in controversy under the Construction Contract, and provided, further, that the Limited Partner may, in lieu of requiring such a reserve account, hold in escrow an amount of this second installment of its Capital Contribution equal to the total amount in controversy under the Construction Contract pending the satisfactory resolution of such controversy;

          (7) a certificate of occupancy (or equivalent evidence of local occupancy approval if a permanent certificate is not available) on all the apartment units in the Apartment Housing confirming the apartment units are being placed in service for their intended purpose; and

          (8) evidence that the General Partner has satisfied the requirements of Section 9.12(ff).

     The Limited Partner and Special Limited Partner require receipt and approval of 100% of the tenant files as a condition to a subsequent installment of the Limited Partner's Capital Contribution, as set forth in Section 7.2(d)(5) below. However, the parties to this Agreement acknowledge that the time required to collect, review, and correct, if applicable, tenant files can be substantial. Therefore, to expedite the process, the General Partner shall send tenant files to the Special Limited Partner as soon as the files are completed instead of waiting until all of the tenant files are completed to send all the tenant files at one time. Compliance with this paragraph shall not be a condition precedent to the payment of the second installment of the Limited Partner's Capital Contribution pursuant to this Section 7.2(b).

     (c) $284,960 shall be payable upon the Limited Partner's receipt and approval of the following documents:

          (1) Debt Service Coverage of 1.15 for 90 consecutive days immediately prior to funding;

          (2) copy of the Conversion Notice (as that term is defined in the Mortgage Loan documents) executed by Lender, or evidence satisfactory to the Limited Partner that the Conversion Notice will issue upon the Partnership's receipt of the third installment of the Limited Partner's Capital Contribution to be made pursuant to this Section 7.2(c);

          (3) the current rent roll evidencing a minimum 90% occupancy by Qualified Tenants for 90 consecutive days immediately prior to funding and 100% LIHTC qualified units;

          (4) an updated Title Policy dated no more than 10 days prior to the scheduled Capital Contribution confirming that there are no liens, claims or rights to a lien or judgments filed against the property or the Apartment Housing during the time period since the issuance of the Title Policy referenced above in Section 7.2(a);

          (5) an as-built  survey  adhering to the  requirements  referenced  in
     Exhibit I attached hereto and incorporated herein and a surveyor's certification as referenced in Exhibit I;

          (6) an audited construction cost certification that includes an itemization of development, acquisition, and construction or rehabilitation costs of the Apartment Housing, the Land Acquisition Fee, and the Eligible Basis and applicable percentage of each building of the Apartment Housing;

          (7) a construction closeout binder, which shall include, but is not limited to, as-built drawings, all operating manuals, and all manufacturing warranty agreements. In addition, the Contractor shall provide the Partnership a one-year warranty on all parts, materials and work-quality; and

          (8) any documents previously not provided to the Limited Partner but required pursuant to this Section 7.2 and Section 14.3(a) and Section 14.3(b).

     (d) $117,480 shall be payable upon the Limited Partner's receipt and approval of the following documents:

          (1) a fully signed Internal Revenue Code Form 8609, or any successor form;

          (2) the audited Partnership  financial  statements required by Section
     14.2 for the year the Apartment Housing is placed-in-service;

          (3)   a   copy   of   the   recorded    declaration   of   restrictive
     covenants/extended use agreement entered into between the Partnership and the State Tax Credit Agency;

          (4) the Accountant's final Tax Credit certification in a form substantially similar to the form attached hereto as Exhibit E and incorporated herein by this reference;

          (5) copies of all initial tenant files including executed lease agreements, completed applications, completed questionnaires or checklist of income and assets, documentation of third party verification of income and assets, income certification forms (LIHTC specific), and any other form or document collected by the Management Agent, or General Partner, verifying each tenant's eligibility pursuant to the Minimum Set-Aside Test and other applicable guidelines under Section 42 of the Code. For purposes of this subsection only, the Limited Partner only requires receipt of all the tenant documents, as described above, and approval of 10% of the initial tenant files. Approval of the balance of the tenant files is withheld for a subsequent Capital Contribution payment; and

          (6) any documents previously not provided to the Limited Partner but required pursuant to this Section 7.2 and Section 14.3(a) and Section 14.3(b).

     (e) $25,000 shall be payable upon the Special Limited Partner's approval of: (i) the first year tax return in which Tax Credits are taken by the Partnership, unless the Tax Credits are deferred until the following year and the Partnership has obtained the Consent of the Special Limited Partner for such deferral, (ii) the initial tenant files, and (iii) any documents previously not provided to the Limited Partner but required pursuant to this Section 7.2 and
Section 14.3(a) and Section 14.3(b). The initial tenant files will be reviewed at the Limited Partner's expense by an independent third-party. In the event that the independent third-party and the Special Limited Partner recommend corrections to an initial tenant file, the General Partner will cause the Management Agent to correct the tenant file and provide the corrected tenant file to the Limited Partner. The Limited Partner may withhold all or any portion of a Capital Contribution payment until it has received all the initial tenant files and the same have been reviewed, corrected, and approved.

     Section 7.3 Repurchase of Limited Partner's Interest.

     Within 60 days after the General Partner receives written demand from the Limited Partner and/or the Special Limited Partner, the Partnership shall repurchase the Limited Partner's Interest and/or the Special Limited Partner's Interest in the Partnership by refunding to it in cash the full amount of the Capital Contribution which the Limited Partner and/or the Special Limited Partner has theretofore made. This repurchase obligation shall arise if, for any reason, the Partnership shall fail to:

     (a) cause the Apartment Housing to be placed in service within 6 months of the Completion Date;

     (b) achieve 100% occupancy of the Apartment Housing by Qualified Tenants by April 1, 2008;

     (c) obtain Permanent Mortgage Commencement by April 1, 2008;

     (d) at any time before the Completion Date, prevent a foreclosure, or abandonment of the Apartment Housing or fail to lift any order restricting construction of the Apartment Housing (provided, however, that such event shall not be grounds for repurchase of the Limited Partner and/or Special Limited Partner's Interest(s) if such restriction either (a) is removed within 30 days, or (b) has only a de minimis impact on the Partnership or the anticipated use of the Apartment Housing and no impact on the Partnership's ability to obtain and allocate Tax Credits to the Limited Partner and the Special Limited Partner);

     (e) prior to completion of the Improvements, prevent the Construction Lender from sending notice of default under the Construction Loan;

     (f) replace a withdrawn Mortgage Loan commitment with a comparable commitment acceptable to the Special Limited Partner within a reasonable period of time; or

     (g) meet both the Minimum Set-Aside Test and the Rent Restriction Test not later than December 31 of the first year the Partnership elects the LIHTC to commence in accordance with the Code.

     Section 7.4 Adjustment of Capital Contributions.

     (a) The amounts of the Limited Partner's and the Special Limited Partner's Capital Contributions were determined in part upon the amount of Tax Credits that were expected to be available to the Partnership at a cost of $0.77 for each dollar of Tax Credit received, and were based on the assumption that the Partnership would be eligible to claim, in the aggregate, the Projected Tax Credits. If the anticipated amount of Projected Tax Credits to be allocated to the Limited Partner and Special Limited Partner as evidenced by IRS Form 8609, Schedule A thereto, or by the tax certification required in accordance with
Section 7.2 provided to the Limited Partner and Special Limited Partner is different than 99.99% of $3,701,520 then the new Projected Tax Credit amount, if applicable, shall be referred to as the "Revised Projected Tax Credits." The Limited Partner's and Special Limited Partner's Capital Contribution provided for in Section 7.2 shall be equal to 77% times the Projected Tax Credits or the Revised Projected Tax Credits, if applicable, anticipated to be allocated to the Limited Partner and Special Limited Partner. If any Capital Contribution adjustment referenced in this Section 7.4(a) is a reduction which is greater than the remaining Capital Contribution to be paid by the Limited Partner, then the General Partner shall have 90 days from the date the General Partner receives notice from either the Limited Partner or the Special Limited Partner to pay the shortfall to the Partner whose Capital Contribution is being adjusted. The amount paid by the General Partner pursuant to this Section will be deemed to be a Capital Contribution by the General Partner. Notwithstanding anything to the contrary in this Agreement, the General Partner's Capital Contribution required to be paid by this Section shall be disbursed to the Limited Partner as a return of capital. If the Capital Contribution adjustment referenced in this Section 7.4(a) is an increase then the Partner whose Capital

Contribution  is being  adjusted  shall  have 90 days from the date the  Limited
Partner and Special Limited Partner have received notice from the General Partner to pay the increase.

     (b) The General Partner is required to use its best efforts to rent 100% of the Apartment Housing's apartment units to Qualified Tenants throughout the Compliance Period. If, at the end of any calendar year following the year in which the Apartment Housing is placed in service, the Actual Tax Credit for the applicable fiscal year or portion thereof is or will be less than the Projected Annual Tax Credit, or the Projected Annual Tax Credit as modified by Section 7.4(a) of this Agreement if applicable (the "Annual Credit Shortfall"), then the next Capital Contribution owed by the Limited Partner shall be reduced by the Annual Credit Shortfall amount, and any portion of such Annual Credit Shortfall in excess of such Capital Contribution shall be applied to reduce succeeding Capital Contributions of the Limited Partner. If the Annual Credit Shortfall is greater than the Limited Partner's remaining Capital Contributions, then the General Partner shall pay to the Limited Partner the excess of the Annual Credit Shortfall over the remaining Capital Contributions. The General Partner shall have 90 days to pay the Annual Credit Shortfall from the date the General Partner receives notice from the Special Limited Partner. The provisions of this
Section 7.4(b) shall apply equally to the Special Limited Partner in proportion to its Capital Contribution and anticipated annual Tax Credit. The amount paid by the General Partner pursuant to this Section will be deemed to be a Capital Contribution by the General Partner. Notwithstanding anything to the contrary in this Agreement, the General Partner's Capital Contribution required by this Section shall be disbursed to the Limited Partner as a return of capital.

     (c) The General Partner has represented, in part, that the Limited Partner will receive Projected Annual Tax Credits of $303,993 in 2007 and $370,078 in 2008. In the event the 2007 or 2008 Actual Tax Credits are less than projected then the Limited Partner's Capital Contribution shall be reduced by an amount equal to 67% times the difference between the Projected Annual Tax Credits for 2007 or 2008 and the Actual Tax Credits for 2007 or 2008. If the 2007 or 2008 Actual Tax Credits are less than projected then the Special Limited Partner's Capital Contribution shall be reduced following the same equation referenced in the preceding sentence. If, at the time of determination thereof, the Capital Contribution adjustment referenced in this Section 7.4(c) is greater than the balance of the Limited Partner's or Special Limited Partner's Capital Contribution payment which is then due, if any, then the excess amount shall be paid by the General Partner to the Limited Partner and/or the Special Limited Partner within 60 days of the General Partner receiving notice of the reduction from the Limited Partner and/or the Special Limited Partner. The amount paid by the General Partner pursuant to this Section will be deemed to be a Capital Contribution by the General Partner. Notwithstanding anything to the contrary in this Agreement, the General Partner's Capital Contribution required by this Section shall be disbursed to the Limited Partner as a return of capital.

     (d) The Partners recognize and acknowledge that the Limited Partner and the Special Limited Partner are making their Capital Contribution, in part, on the expectation that the Projected Tax Credits are allocated to the Partners over the Tax Credit Period. If the Projected Tax Credits are not allocated to the Partners during the Tax Credit Period then the Limited Partner's and Special Limited Partner's Capital Contribution shall be reduced by an amount agreed upon by the Partners, in good faith, to provide the Limited Partner and the Special Limited Partner with their anticipated internal rate of return.

     (e) In the event there is: (1) a filing of a tax return by the Partnership evidencing a reduction in the Qualified Basis or Eligible Basis of the Apartment Housing causing a recapture of Tax Credits previously allocated to the Limited Partner or an adjustment Schedule K-1 or a loss of future Tax Credits; (2) a filing of a tax return by the Partnership evidencing a disposition of the Apartment Housing prior to the expiration of the Compliance Period causing a recapture of Tax Credits previously allocated to the Limited Partner, or an adjustment to Schedule K-1, or a loss of future Tax Credits; (3) a reduction in the Qualified Basis or Eligible Basis of the Apartment Housing for income tax purposes following an examination or review by the Internal Revenue Service ("IRS") whether by settlement, mutual agreement, or IRS decision, resulting in a recapture or reduction of Tax Credits previously claimed or an adjustment to Schedule K-1; (4) a decision by any court or administrative body upholding an administrative adjustment against the Partnership with respect to any Tax Credit previously claimed or tax losses previously claimed, in connection with the Apartment Housing, unless the Partnership shall timely appeal such decision and the collection of such adjustment shall be stayed pending the disposition of such appeal; or (5) a decision of a court affirming such decision upon such appeal then, in addition to any other payments to which the Limited Partner and/or the Special Limited Partner are entitled under the terms of this Section 7.4, the General Partner shall pay to the Limited Partner and the Special Limited Partner within 60 days of receiving notice from the Limited Partner and/or the Special Limited Partner the sum of (A) the amount of the Tax Credit recapture, (B) the cumulative tax effect of a decrease in loss allocated to the Limited Partner and Special Limited Partner by the Partnership; (C) any interest and penalties imposed on the Limited Partner or Special Limited Partner with respect to such recapture; (D) the cumulative tax effect of an increase of taxable income allocated to the Limited Partner and Special Limited Partner by the Partnership; and (E) an amount equal to the product of the Tax Credit pricing percentage referenced in Section 7.4(a) and future Tax Credits unable to be taken due to one of the above actions; and (F) an amount sufficient to pay any tax liability owed by the Limited Partner or Special Limited Partner resulting from the receipt of the amounts specified in (A), (B), (C) and (D). The amount paid by the General Partner pursuant to this Section will be deemed to be a Capital Contribution by the General Partner. Notwithstanding anything to the contrary in this Agreement, the General Partner's Capital Contribution required by this Section shall be disbursed to the Limited Partner as a return of Capital.

     (f) The increase in the Capital Contribution of the Limited Partner and the Special Limited Partner pursuant to Section 7.4(a) shall be subject to the Limited Partner and Special Limited Partner having funds available to pay any such increase at the time of its notification of such increase. For these purposes, any funds theretofore previously earmarked by the Limited Partner or Special Limited Partner to make other investments, or to be held as required reserves, shall not be considered available for payment hereunder. In the event that the Limited Partner and Special Limited Partner do not have funds available to pay an increase in the Capital Contribution of the Limited Partner and/or the Special Limited Partner as required pursuant Section 7.4(a), the Limited Partner and/or the Special Limited Partner shall endeavor to cause an Affiliate to purchase an Interest in the Partnership (but shall have no liability if they fail to do so) and, if no Affiliate of the Limited Partner or Special Limited Partner purchases such an Interest, the General Partner shall be authorized to admit one or more additional Partners to the Partnership who will be allocated a percentage of all items includable in the calculation of Income or Loss not arising from a Sale or Refinancing, and a percentage of all Tax Credits, equal to the increase in the Capital Contribution required by Section 7.4(a) that has not been paid by the Limited Partner or Special Limited Partner or an Affiliate of either, divided by the total Capital Contribution required of the Limited Partner and Special Limited Partner (including any increase required pursuant to Section 7.4(a)); provided, however, that in no event shall the Limited Partner be allocated less than 90% of all items includable in the calculation of Income or Loss not arising from a Sale or Refinancing, and 90% of all Tax Credits. In the event that one or more additional Partners are admitted to the Partnership, the parties shall make appropriate modifications to this Agreement.

     Section 7.5 Return of Capital Contribution.

     From time to time the Partnership may have cash in excess of the amount required for the conduct of the affairs of the Partnership, and the General Partner may, with the Consent of the Special Limited Partner and subject to any applicable restrictions imposed by HUD, determine that such cash should, in whole or in part, be returned to the Partners, pro rata, in reduction of their Capital Contribution. No such return shall be made unless all liabilities of the Partnership (except those to Partners on account of amounts credited to them pursuant to this Agreement) have been paid or there remain assets of the Partnership sufficient, in the sole discretion of the General Partner, to pay such liabilities.

     Section 7.6 Liability of Limited Partner and Special Limited Partner.

     The Limited Partner and Special Limited Partner shall not be liable for any of the debts, liabilities, contracts or other obligations of the Partnership. The Limited Partner and Special Limited Partner shall be liable only to make Capital Contributions in the amounts and on the dates specified in this Agreement and, except as otherwise expressly required hereunder, shall not be required to lend any funds to the Partnership or, after their respective Capital Contributions have been paid, to make any further Capital Contribution to the Partnership.

                                 ARTICLE VIII.
                          WORKING CAPITAL AND RESERVES

     Section 8.1 Replacement and Reserve Account.

     The General Partner, on behalf of the Partnership, shall open a Replacement and Reserve Account with a financial banking institution and shall deposit thereinto an annual amount equal to $350 per residential unit per year for the purpose of capital improvements. Said deposit shall be made monthly in equal installments. The Replacement and Reserve Account shall require the joint signatures of the Special Limited Partner and the Partnership for any withdrawals. The Replacement and Reserve Account shall be held by and assigned to the trustee of the Tax-Exempt Bonds, pursuant to the terms of the documents governing issuance of the Tax-Exempt Bonds.

Section 8.2      [Reserved.]

Section 8.3      Tax and Insurance Account.

     The General Partner, on behalf of the Partnership, shall open a tax and insurance account (the "T & I Account") for the purpose of making the requisite

Insurance premium payments and the Real Estate Tax payments. The annual deposit to the T & I Account shall equal the total annual Insurance payment and the total annual real estate tax payment. Said amount shall be deposited monthly in an amount equal to 1/12th of the annual required amount. Notwithstanding the foregoing, as part of its obligation to achieve Breakeven Operations, the General Partner shall cause the Partnership to prefund the T & I Account in an amount equal to one year's property insurance premium and the next full installment of real estate taxes based on improved land. The T & I Account shall require the joint signature of the Special Limited Partner for any withdrawals. The Partnership is required to pay Real Estate Taxes as follows: either (i) one-half due on November 30, and the second half due on June 30, or (ii) the entire balance due on January 31.

     Section 8.4 Construction Reserve Account.

     Within 30 days of the date of this Agreement, the General Partner, on behalf of the Partnership, shall open a Construction Reserve Account with a financial banking institution. Each month during construction and prior to Permanent Mortgage Commencement, the Partnership shall deposit into the
Construction Reserve Account, the Partnership shall deposit into the Construction Reserve Account all Cash Receipts remaining after the payment of Cash Expenses. If, on March 1, 2007, the balance of the Construction Reserve Account is less than $150,000, the General Partner shall be obligated to make monthly deposits of $40,000 into the Construction Reserve Account until the balance of the Construction Reserve Account is no less than $150,000. Funds held in the Construction Reserve Account may be used only to pay construction related expenses. Any withdrawals from the Construction Reserve Account shall require the Consent of the Special Limited Partner. Any amounts remaining in the Construction Reserve Account shall be released to the Partnership upon Permanent Mortgage Commencement.

     Section 8.5 Other Reserves.

     The General Partner, on behalf of the Partnership, may establish out of funds available to the Partnership a reserve account sufficient in its sole discretion to pay any unforeseen contingencies which might arise in connection with the furtherance of the Partnership business including, but not limited to,
(a) any rent subsidy required to maintain rent levels in compliance with the Tax Credit Conditions; and (b) any debt service or other payments for which other funds are not provided for hereunder or otherwise expected to be available to the Partnership. The General Partner shall not be liable for any good-faith estimate which it shall make in connection with establishing or maintaining any such reserves nor shall the General Partner be required to establish or maintain any such reserves if, in its sole discretion, such reserves do not appear to be necessary.

                                  ARTICLE IX.
                             MANAGEMENT AND CONTROL

     Section 9.1 Power and Authority of General Partner.

     Subject to the Consent of the Special Limited Partner or the consent of the Limited Partner where required by this Agreement, and subject to the other limitations and restrictions included in this Agreement, the General Partner shall have complete and exclusive control over the management of the Partnership business and affairs, and shall have the right, power and authority, on behalf of the Partnership, and in its name, to exercise all of the rights, powers and authority of a partner of a partnership without Limited Partners. If there is more than one General Partner, all acts, decisions or consents of the General Partners shall require the concurrence of all of the General Partners. If a General Partner takes action without the authorization of all the General Partners then such act, decision, etc. shall not be deemed a valid action taken by the General Partners pursuant to this Agreement. No intentional act by a General Partner, or a principal of a General Partner, that violates State or federal law will be deemed to be within the authority of this Agreement and, therefore, the General Partner will be deemed to have acted in its individual capacity and not as an agent of the Partnership. No Limited Partner or Special Limited Partner (except one who may also be a General Partner, and then only in its capacity as General Partner within the scope of its authority hereunder) shall have any right to be active in the management of the Partnership's business or investments or to exercise any control thereover, nor have the right to bind the Partnership in any contract, agreement, promise or undertaking, or to act in any way whatsoever with respect to the control or conduct of the business of the Partnership, except as otherwise specifically provided in this Agreement.

     Section 9.2 Payments to the General Partners and Others.

     (a) The Partnership shall pay to the Developer a Development Fee in the amount equal to the greater of (i) $1,104,320 or (ii) subject to the Special Limited Partner's reasonable determination that such higher amount may be included in the Eligible Basis of the Apartment Housing, 15% of the total development costs as stated in the cost certification provided by the Accountants and approved by the State Tax Credit Agency, pursuant to the Amended and Restated Development Fee Agreement entered into by and between the Developer and the Partnership on even date herewith; provided, however, that the Development Fee shall be reduced prior to the end of the first year of the Tax Credit Period, as necessary, to meet the 50% test for financing development costs from tax-exempt bond proceeds as described in Code Section 42(h)(4)(B), with the amount of such reduction to be determined by the Accountant and approved by the Special Limited Partner. The Amended and Restated Development Fee Agreement provides, in part, that the Development Fee shall first be paid from available proceeds in accordance with Section 9.2(b) of this Agreement and if not paid in full then the balance of the Development Fee will be paid in accordance with Section 11.1 of this Agreement.

     (b) The Partnership shall utilize the proceeds from the Capital Contributions paid pursuant to Section 7.2 of this Agreement for costs associated with the development and construction of the Apartment Housing including, but not limited to, land costs, Land Acquisition Fee, architectural fees, survey and engineering costs, financing costs, loan fees, building materials and labor. If any Capital Contribution proceeds are remaining after Completion of Construction and all acquisition, development and construction costs, excluding the Development Fee, are paid in full and the Construction Loan retired, then the remainder shall: first be paid to the Developer in payment of the Development Fee; second be paid to the General Partner as a reduction of the General Partner's Capital Contribution; and any remaining Capital Contribution proceeds shall be paid to the General Partner as a Partnership oversight fee.

     (c) The Partnership shall pay to the Management Agent a property management fee for the leasing and management of the Apartment Housing in an amount in accordance with the Management Agreement. The term of the Management Agreement shall not exceed 1 year, and the execution or renewal of any Management Agreement shall be subject to veto by the Special Limited Partner.

          (1) The General Partner shall, upon receiving any request of the Mortgage lender requesting such action, dismiss the Management Agent as the entity responsible for management of the Apartment Housing under the terms of the Management Agreement; or, the General Partner shall dismiss the Management Agent at the request of the Special Limited Partner.

          (2) The appointment of any successor Management Agent is subject to the Consent of the Special Limited Partner, which may only be sought after the General Partner has provided the Special Limited Partner with accurate and complete disclosure respecting the proposed Management Agent.

     (d) Subject to any applicable distribution restrictions imposed by HUD, the Partnership shall pay to the Limited Partner an annual Asset Management Fee commencing in 2008 in the amount of $7,500 and increasing by 3% annually for the Limited Partner's services in assisting with the preparation of tax returns and the reports required in Section 14.2 and Section 14.3 of this Agreement. If in any year Net Operating Income is insufficient to pay the full Minimum Amount, the unpaid portion thereof shall accrue and be payable on a cumulative basis in the first year in which there is sufficient Net Operating Income, as provided in
Section 11.1, or sufficient Sale or Refinancing Proceeds, as provided in Section
11.2. The General Partner shall ensure that any accrued and unpaid Asset Management Fee will be reflected in the annual audited financial statement.

     (e) Subject to any applicable distribution restrictions imposed by HUD, commencing in 2008, the Partnership shall pay to the General Partner through the Compliance Period an annual Incentive Management Fee equal to 40% of Net Operating Income remaining after payment of the obligations set forth in Section 11.1(a) through (e) for overseeing the marketing, lease-up and continued occupancy of the Partnership's apartment units, obtaining and monitoring the Mortgage Loan, maintaining the books and records of the Partnership, selecting and supervising the Partnership's Accountants, bookkeepers and other Persons required to prepare and audit the Partnership's financial statements and tax returns, and preparing and disseminating reports on the status of the Apartment Housing and the Partnership, all as required by Article XIV of this Agreement. The Partners acknowledge that the Incentive Management Fee is being paid as an inducement to the General Partner to operate the Partnership efficiently, to maximize occupancy and to increase the Net Operating Income. The Incentive Management Fee shall be payable from Net Operating Income in the manner and priority set forth in Section 11.1 of this Agreement upon completion and delivery of the annual audit pursuant to Section 14.2(a) of this Agreement. If the Incentive Management Fee is not paid in any year it shall not accrue for payment in subsequent years.

     (f) Subject to any applicable distribution restrictions imposed by HUD, commencing in 2006, the Partnership shall pay to the General Partner through the Compliance Period an annual Tax Credit Compliance Fee equal to 40% of Net Operating Income remaining after payment of the obligations set forth in Section 11.1(a) through (e) for the services of the General Partner in ensuring compliance by the Partnership and the Apartment Housing with all Tax Credit rules and regulations. The Tax Credit Compliance Fee shall be payable from Net Operating Income in the manner and priority set forth in Section 11.1 of this Agreement upon completion and delivery of the annual audit pursuant to Section 14.2(a) of this Agreement. If the Tax Credit Compliance Fee is not paid in any year it shall not accrue for payment in subsequent years.

     (g) No separate consideration shall be paid to the General Partner for its services in finding and acquiring the Property and in syndicating the
Partnership. The parties hereto acknowledge that a material part of the consideration for the General Partner in providing acquisition and syndication services is the distribution of Sale and Refinancing Proceeds provided for in
Section 11.2, which provides that 89.99% of such proceeds shall be allocated to the General Partner.

     Section 9.3 Specific Powers of the General Partner.

     Subject to the other provisions of this Agreement, the General Partner, in the Partnership's name and on its behalf, may:

     (a) employ, contract and otherwise deal with, from time to time, Persons whose services are necessary or appropriate in connection with management and operation of the Partnership business, including, without limitation, contractors, agents, brokers, Accountants and Management Agents (provided that the selection of any Accountant or Management Agent has received the Consent of the Special Limited Partner) and attorneys, on such terms as the General Partner shall determine within the scope of this Agreement;

     (b) pay as a Partnership expense any and all costs and expenses associated with the formation, development, organization and operation of the Partnership, including the expense of annual audits, tax returns and LIHTC compliance;

     (c) deposit, withdraw, invest, pay, retain and distribute the Partnership's funds in a manner consistent with the provisions of this Agreement;

     (d) execute the Construction Loan and the Mortgage; and

     (e) execute, acknowledge, and deliver any and all instruments to effectuate any of the foregoing.

     Section 9.4 Authority Requirements.

     During the Compliance Period, the following provisions shall apply:

     (a) Each of the provisions of this Agreement shall be subject to, and the General Partner covenants to act in accordance with, the Tax Credit Conditions and all applicable federal, state and local laws and regulations.

     (b) The Tax Credit Conditions and all such laws and regulations, as amended or supplemented, shall govern the rights and obligations of the Partners, their heirs, executors, administrators, successor and assigns, and they shall control as to any terms in this Agreement which are inconsistent therewith, and any such inconsistent terms of this Agreement shall be unenforceable by or against any of the Partners.

     (c) Upon any dissolution of the Partnership or any transfer of the Apartment Housing, no title or right to the possession and control of the Apartment Housing and no right to collect rent therefrom shall pass to any Person who is not, or does not become, bound by the Tax Credit Conditions in a manner that, in the opinion of counsel to the Partnership, would avoid a recapture of Tax Credits thereof on the part of the former owners.

     (d) Any conveyance or transfer of title to all or any portion of the Apartment Housing required or permitted under this Agreement shall in all respects be subject to the Tax Credit Conditions and all conditions, approvals or other requirements of the rules and regulations of any authority applicable thereto.

     Section 9.5 Limitations on General Partner's Power and Authority.

     Notwithstanding the provisions of this Article IX, the General Partner shall not:

     (a) except as required by Section 9.4, act in contravention of this Agreement;

     (b) act in any manner which would make it impossible to carry on the ordinary business of the Partnership;

     (c) confess a judgment against the Partnership;

     (d) possess Partnership property, or assign the Partner's right in specific Partnership property, for other than the exclusive benefit of the Partnership;

     (e) admit a Person as a General Partner except as provided in this Agreement;

     (f) directly or indirectly transfer control of the General Partner; provided that if Thomas B. Brenneke and Rob Walker jointly retain control of the General Partner, non-managing member interests in the General Partner may be transferred for estate planning purposes to entities affiliated with Thomas B. Brenneke and/or Rob Walker and beneficially owned by family members of Thomas B. Brenneke and/or Rob Walker;

     (g) admit a Person as a Limited Partner or Special Limited Partner except as provided in this Agreement;

     (h) violate any provision of the Mortgage;

     (i) cause the Apartment Housing apartment units to be rented to anyone other than Qualified Tenants;

     (j) violate the Minimum Set-Aside Test or the Rent Restriction Test for the Apartment Housing;

     (k) allow the Insurance to expire;

     (l) permit the Apartment Housing to be without utility service;

     (m) cause any recapture of the Tax Credits;

     (n) permit any creditor who makes a nonrecourse loan to the Partnership to have, or to acquire at any time as a result of making such loan, any direct or indirect interest in the profits, income, capital or other property of the Partnership, other than as a secured creditor;

     (o) commingle funds of the Partnership with the funds of another Person;

     (p) fail to cause the Partnership to make the Mortgage payment if the Partnership fails to pay the same when due, subject to available funds, including funds provided under Section 6.3 or Section 6.4;

     (q) fail to cause the Accountant to issue the reports specified in Sections 14.2(a) and (b) of this Agreement;

     (r) take any action which requires the Consent of the Special Limited Partner or the consent of the Limited Partner unless the General Partner has received said consent;

     (s) allow the Real Estate Taxes to be unpaid;

     (t) pay any real estate commission for the sale or refinancing of the Apartment Housing;

     (u) take any action that would cause a termination of the Partnership;

     (v) encumber the Apartment Housing, except as provided herein;

     (w) execute an assignment for the benefit of creditors;

     (x) permit the Partnership to make loans to any Person; or

     (y) violate any agreement between the Partnership and the State Tax Credit Agency.

     Section 9.6 Restrictions on Authority of General Partner.

     Without the Consent of the Special Limited Partner, the General Partner shall not:

     (a) sell, exchange, lease (except in the normal course of business to Qualified Tenants) or otherwise dispose of the Apartment Housing;

     (b) incur indebtedness in the name of the Partnership other than the Construction Loan and Mortgage or other debt contemplated by this Agreement (e.g., deferred Development Fee); including, but not limited to, refinancing, prepaying, or modifying the Construction Loan or Mortgage;

     (c) use Partnership assets, property or Improvements to secure the debt of any Partners, their Affiliates, or any third party;

     (d) engage in any transaction related to the Apartment Housing or the Partnership and not expressly contemplated by this Agreement in which the General Partner has an actual or potential conflict of interest with the Limited Partner or the Special Limited Partner;

     (e) contract away the fiduciary duty owed to the Limited Partner and the Special Limited Partner at common law;

     (f) operate the Apartment Housing in a manner that would cause the Limited Partner to fail to obtain the Projected Tax Credits;

     (g) make any expenditure of funds, or commit to make any such expenditure, other than in response to an emergency, except as provided for in the annual budget approved by the Special Limited Partner, as provided in Section 14.3(i) hereof;

     (h) cause the merger or other reorganization of the Partnership;

     (i) dissolve the Partnership, or sell or dispose of all or substantially all of the Partnership's assets;

     (j) cause or permit the Partnership to acquire any real or personal property (tangible or intangible) in addition to the Apartment Housing the aggregate value of which shall exceed $10,000 (other than easement or similar rights necessary or appropriate for the operation of the Apartment Housing);

     (k) become personally liable on or in respect of, or guarantee, the Mortgage or any other indebtedness of the Partnership or any Person other than loans made by the General Partner that are contemplated by this Agreement;

     (l) loan any money on behalf of the Partnership or pay any salary, fees or other compensation to a General Partner or any Affiliate thereof, except as authorized by Section 9.2 and Section 9.9 hereof or specifically provided for in this Agreement;

     (m) substitute the Accountant, Construction Inspector, Contractor or Management Agent, as named herein, or terminate, amend or modify the
Construction Contract or any other Project Document, or grant any material waiver or consent thereunder;

     (n) change the nature of the business of the Partnership or cause the Partnership to redeem or repurchase all or any portion of the Interest of a Partner;

     (o) cause the Partnership to convert the Apartment Housing to cooperative or condominium ownership;

     (p) cause or permit the Partnership to make loans to the General Partner or any Affiliate;

     (q) bring or defend, pay, collect, compromise, arbitrate, resort to legal action or otherwise adjust claims or demands of or against the Partnership;

     (r) agree or consent to any changes in the Plans and Specifications, to any change orders, or to any of the terms and provisions of the Construction Contract;

     (s) cause any funds to be paid to the General Partner or its Affiliates for laundry service, cable hook-up, telephone connection, computer access, satellite connection, compliance monitoring, initial rental set-up fee or similar service or fee; provided, however, that commercially reasonable tenant screening fees may be paid to an Affiliate of the Management Agent;

     (t) on behalf of the Partnership, file or cause to be filed a voluntary petition in bankruptcy under the Federal Bankruptcy Code, or file or cause to be filed a petition or answer seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any statute, law or rule;

     (u) settle any audit with the Internal Revenue Service concerning the adjustment or readjustment of any Partnership tax item, extend any statute of limitations, or initiate or settle any judicial review or action concerning the amount or character of any Partnership tax item; or

     (v) make, amend or revoke any tax election.

     Section 9.7 Duties of General Partner.

     The General Partner agrees that it shall at all times:

     (a) diligently and faithfully devote such of its time to the business of the Partnership as may be necessary to properly conduct the affairs of the Partnership;

     (b) file and publish all articles, statements, or other instruments required by law for the formation and operation of the Partnership as a limited partnership in all appropriate jurisdictions;

     (c) cause the Partnership to carry Insurance from an Insurance Company;

     (d) have a fiduciary responsibility for the safekeeping and use of all funds and assets of the Partnership, whether or not in its immediate possession or control;

     (e) have a fiduciary responsibility to not use or permit another to use Partnership funds or assets in any manner except for the benefit of the Partnership;

     (f) use its best efforts so that all requirements shall be met which are reasonably necessary to obtain or achieve (1) compliance with the Minimum Set-Aside Test, the Rent Restriction Test, and any other requirements necessary for the Apartment Housing to initially qualify, and to continue to qualify, for LIHTC; (2) issuance of all necessary certificates of occupancy, including all governmental approvals required to permit occupancy of all of the apartment units in the Apartment Housing; (3) compliance with all provisions of the Project Documents and (4) a reservation and allocation of LIHTC from the State Tax Credit Agency;

     (g) make inspections of the Apartment Housing and assure that the Apartment Housing is in decent, safe, sanitary and good condition, repair and working order, ordinary use and obsolescence excepted, and make or cause to be made from time to time all necessary repairs thereto (including external and structural repairs) and renewals and replacements thereof;

     (h) pay, before the same shall become delinquent and before penalties accrue thereon, all Partnership taxes, assessments and other governmental charges against the Partnership or its properties, and all of its other liabilities, except to the extent and so long as the same are being contested in good faith by appropriate proceedings in such manners as not to cause any material adverse effect on the Partnership's property, financial condition or business operations, with adequate reserves provided for such payments;

     (i) pay, before the same becomes due or expires, the Insurance premium and utilities for the Apartment Housing (other than utilities for which the tenants are responsible);

     (j) permit, and cause the Management Agent to permit, the Special Limited Partner and its representatives: (1) to have access to the Apartment Housing and personnel employed by the Partnership and by the Management Agent at all times during normal business hours after reasonable notice; (2) to examine all agreements, LIHTC compliance data and Plans and Specifications; and (3) to make copies thereof;

     (k) exercise good faith in all activities relating to the conduct of the business of the Partnership, including the development, operation and maintenance of the Apartment Housing, and shall take no action with respect to the business and property of the Partnership which is not reasonably related to the achievement of the purpose of the Partnership;

     (l) make any Capital Contributions, advances or loans required to be made by the General Partner under the terms of this Agreement;

     (m) establish and maintain all reserves required to be established and maintained under the terms of this Agreement;

     (n) cause the Partnership to pay, before the same becomes due, the Mortgage payment subject to available funds, including funds provided under Section 6.3 or Section 6.4;

     (o) pay, before the same becomes due, the Real Estate Taxes;

     (p) cause the Management Agent to manage the Apartment Housing in such a manner that the Apartment Housing will be eligible to receive LIHTC with respect to 100% of the apartment units in the Apartment Housing. To that end, the General Partner agrees, without limitation: (1) to make all elections requested by the Special Limited Partner under Section 42 of the Code to allow the Partnership or its Partners to claim the Tax Credit; (2) to file Form 8609 with respect to the Apartment Housing as required, for at least the duration of the Compliance Period; (3) to operate the Apartment Housing and cause the Management Agent to manage the Apartment Housing so as to comply with the requirements of

Section 42 of the Code, as amended, or any successor thereto, including, but not limited to, Section 42(g) and Section 42(i)(3) of the Code, as amended, or any successors thereto; (4) to make all certifications required by Section 42(l) of the Code, as amended, or any successor thereto; and (5) to operate the Apartment Housing and cause the Management Agent to manage the Apartment Housing so as to comply with all other Tax Credit Conditions;

     (q) cause the Accountant to issue the information required in accordance with Sections 14.2(a) and (b);

     (r) perform such other acts as may be expressly required of it under the terms of this Agreement;

     (s) from the date of this Agreement through Completion of Construction, the General Partner shall retain the services of Guardian Affordable Housing Management LLC, which shall be responsible for overseeing the development and construction of the Improvements and for obtaining Completion of Construction;

     (t) maintain the initial tenant files, as may be corrected by the Management Agent following the third party review, in a clean, dry, fireproof location for a minimum period of 21 years;

     (u) abide by State law governing the operations of limited liability companies; and

     (v) cause at least 50% of the aggregate basis of the land and buildings comprising the Apartment Housing for purposes of Code Section 42(h)(4) to be financed with the proceeds of the Tax-Exempt Bonds.

     Section 9.8 Obligations to Repair and Rebuild Apartment Housing.

     With the approval of any lender, if such approval is required, any Insurance proceeds received by the Partnership due to fire or other casualty affecting the Apartment Housing will be utilized to repair and rebuild the Apartment Housing in satisfaction of the conditions contained in Section 42(j)(4) of the Code and to the extent required by any lender. Any such proceeds received in respect of such event occurring after the Compliance Period shall be so utilized or, if permitted by the Project Documents and with the Consent of the Special Limited Partner, shall be treated as Sale or Refinancing Proceeds.

     Section 9.9 Partnership Expenses.

     (a) All of the Partnership's expenses shall be billed directly to and paid by the Partnership unless otherwise provided in this Agreement. Reimbursements to the General Partner, or any of its Affiliates, by the Partnership shall be allowed as provided herein. The General Partner shall not be reimbursed if the General Partner is obligated to pay the same as an Operating Deficit during the Operating Deficit Guarantee Period, or by operation of law in accordance with the Act, or in accordance with this Agreement, or subject to the limitations on the reimbursement of such expenses set forth herein in which case the General Partner shall be responsible for payment of the expense. For purposes of this Section, Partnership expenses shall include fees paid by the Partnership to the

General Partner or any Affiliate of the General Partner permitted by this Agreement and the actual cost of goods, materials and administrative services used for or by the Partnership, whether incurred by the General Partner, an Affiliate of the General Partner or a nonaffiliated Person in performing the foregoing functions. As used in the preceding sentence, "actual cost of goods and materials" means the cost of the goods or services must be reasonable and comparable to the cost of the same goods or services from non-Affiliated vendors, contractors, or managers in the market area, and actual cost of administrative services means the pro rata cost of personnel (as if such persons were employees of the Partnership) associated therewith, provided that such cost must be reasonable and comparable to the amount which would be charged by nonaffiliated Persons for comparable goods and services.

     (b) Reimbursement to the General Partner or any of its Affiliates of operating cash expenses pursuant to Subsection (a) hereof shall be subject to the following:

          (1) no such reimbursement shall be permitted for services for which the General Partner or any of its Affiliates is entitled to compensation by way of a separate fee; and

          (2) no such reimbursement shall be made for (A) rent or depreciation, utilities, capital equipment or other such administrative items, and (B) salaries, fringe benefits, travel expenses and other administrative items incurred or allocated to any "controlling person" of the General Partner or any Affiliate of the General Partner. For the purposes of this Section 9.9(b)(2), "controlling person" includes, but is not limited to, any Person, however titled, who performs functions for the General Partner or any Affiliate of the General Partner similar to those of: (i) chairman or member of the board of directors; (ii) executive management, such as president, vice president or senior vice president, corporate secretary or treasurer; (iii) senior management, such as the vice president of an operating division who reports directly to executive management; or (iv) those holding 5% or more equity interest in such General Partner or any such Affiliate of the General Partner or a person having the power to direct or cause the direction of such General Partner or any such Affiliate of the General Partner, whether through the ownership of voting securities, by contract or otherwise.

          Section 9.10 General Partner Expenses.

     The General Partner or Affiliates of the General Partner shall pay all Partnership expenses which are not permitted to be reimbursed pursuant to
Section 9.9 and all expenses which are unrelated to the business of the Partnership.

     Section 9.11 Other Business of Partners.

     Any Partner may engage independently or with others in other business ventures wholly unrelated to the Partnership business of every nature and description, including, without limitation, the acquisition, development, construction, operation, and management of real estate projects and developments of every type on their own behalf or on behalf of other partnerships, companies, joint ventures, corporations, or other business ventures formed by them or in which they may have an interest, including, without limitation, business ventures similar to, related to or in direct or indirect competition with the Apartment Housing. Neither the Partnership nor any Partner shall have any right by virtue of this Agreement or the partnership relationship created hereby in or to such other ventures or activities or to the income or proceeds derived therefrom. Conversely, no Person shall have any rights to Partnership assets, incomes or proceeds by virtue of such other ventures or activities of any Partner.

     Section 9.12 Covenants, Representations and Warranties.

     The General Partner covenants, represents and warrants that the following are presently true, will be true at the time of each Capital Contribution payment made by the Limited Partner and will be true during the term of this Agreement, to the extent then applicable.

     (a) The Partnership is a duly organized limited partnership validly existing under the laws of the State and has complied with all filing requirements necessary for the protection of the limited liability of the Limited Partner and the Special Limited Partner.

     (b) The Partnership Agreement and the Project Documents are in full force and effect and neither the Partnership nor the General Partner is in breach or violation of any provisions thereof.

     (c) Improvements will be completed in a timely and worker-like manner in accordance with all applicable requirements of all appropriate governmental entities and the Plans and Specifications of the Apartment Housing.

     (d) The Apartment Housing is being operated in accordance with standards and procedures that are prudent and customary for the operation of properties similar to the Apartment Housing.

     (e) All conditions to the funding of the Construction Loan have been met.

     (f) No Partner has or will have any personal liability with respect to or has or will have personally guaranteed the payment of the Mortgage.

     (g) The Partnership is in compliance with all construction and use codes applicable to the Apartment Housing and is not in violation of any zoning, environmental or similar regulations applicable to the Apartment Housing.

     (h) All appropriate public utilities, including sanitary and storm sewers, water, gas, and electricity, are currently available and will be operating properly for all units in the Apartment Housing at the time of first occupancy and throughout the term of the Partnership.

     (i) All roads necessary for the full utilization of the Improvements have either been completed or the necessary rights of way therefore have been acquired by the appropriate governmental authority or have been dedicated to public use and accepted by said governmental authority.

     (j) The Partnership has Insurance written by an Insurance Company.

     (k) The Partnership owns the fee simple interest in the Apartment Housing.

     (l) The Construction Contract has been entered into between the Partnership and the Contractor; no other consideration or fee shall be paid to the Contractor other than amounts set forth in the Construction Contract.

     (m) The Partnership will require the Accountant to depreciate Partnership items in accordance with Exhibit G attached hereto and incorporated herein by this reference and provide the information required by Sections 14.2(a) and (b) of this Agreement.

     (n) To the best of the General Partner's knowledge: (1) no Hazardous Substance has been disposed of, or released to or from, or otherwise now exists in, on, under or around, the Apartment Housing and (2) no aboveground or underground storage tanks are now or have ever been located on or under the Apartment Housing. The General Partner will not install or allow to be installed any aboveground or underground storage tanks on the Apartment Housing. Except for routine cleaning and maintenance supplies, the Apartment Housing shall be kept free of Hazardous Substance and shall not be used to generate, manufacture, refine, transport, treat, store, handle, dispose of, transfer, produce or process Hazardous Substance, except in connection with the normal maintenance and operation of any portion of the Apartment Housing. The General Partner shall comply, or cause there to be compliance, with all applicable Federal, state and local laws, ordinances, rules and regulations with respect to Hazardous Substance and shall keep, or cause to be kept, the Apartment Housing free and clear of any liens imposed pursuant to such laws, ordinances, rules and regulations. The General Partner will promptly notify the Limited Partner and the Special Limited Partner in writing (3) if it knows, or suspects or believes there may be any Hazardous Substance in or around any part of the Apartment Housing, any Improvements constructed on the Apartment Housing, or the soil, groundwater or soil vapor, (4) if the General Partner or the Partnership may be subject to any threatened or pending investigation by any governmental agency under any law, regulation or ordinance pertaining to any Hazardous Substance, and (5) of any claim made or threatened by any Person, other than a governmental agency, against the Partnership or General Partner arising out of or resulting from any Hazardous Substance being present or released in, on or around any part of the Apartment Housing.

     (o) The General Partner has not executed and will not execute any agreements with provisions contradictory to, or in opposition of the provisions of this Agreement.

     (p) The Partnership will allocate to the Limited Partner the Projected Annual Tax Credits, or the Revised Projected Tax Credits, if applicable.

     (q) No charges, liens or encumbrances exist with respect to the Apartment Housing other than those which are created or permitted by the Project Documents or Mortgage or are noted or excepted in the Title Policy.

     (r) The Partnership shall retain the Construction Inspector and ensure that its responsibilities include, but are not limited to, preparing and overseeing the construction close-out procedures upon completion; inspecting for and overseeing resolution of the Contractor's final punch list items; receiving and approving operation and maintenance manuals; collecting, reviewing, approving and forwarding to the Partnership all warranties, check key count and key schedules; and confirming turnover of spare parts and materials.

     (s) The buildings on the Apartment Housing site constitute or shall constitute a "qualified low-income housing project" as defined in Section 42(g) of the Code, and as amplified by the Treasury Regulations thereunder. In this connection, not later than December 31st of the first year in which the Partners elect the LIHTC to commence in accordance with the Code, the Apartment Housing will satisfy the Minimum Set-Aside Test.

     (t) All accounts of the Partnership required to be maintained under the terms of the Project Documents, including, without limitation, any reserves in accordance with Article VIII hereof, are currently funded to required levels, including levels required by any governmental or lending authority.

     (u) The General Partner has not lent or otherwise advanced any funds to the Partnership other than its Capital Contribution, or Operating Deficit Loan or other loans made by the General Partner that are contemplated by this Agreement, if applicable, and the Partnership has no unsatisfied obligation to make any payments of any kind to the General Partner or any Affiliate thereof.

     (v) No event has occurred which constitutes a default under any of the Project Documents.

     (w) No event has occurred which has caused, and the General Partner has not acted in any manner which will cause (1) the Partnership to be treated for federal income tax purposes as an association taxable as a corporation, (2) the Partnership to fail to qualify as a limited partnership under the Act, or (3) the Limited Partner to be liable for Partnership obligations; provided however, the General Partner shall not be in breach of this representation if the action causing the Limited Partner to be liable for the Partnership obligations is undertaken by the Limited Partner.

     (x) No event or proceeding, including, but not limited to, any legal actions or proceedings before any court, commission, administrative body or other governmental authority, and acts of any governmental authority having jurisdiction over the zoning or land use laws applicable to the Apartment Housing, has occurred the continuing effect of which has: (1) materially or adversely affected the operation of the Partnership or the Apartment Housing;
(2) materially or adversely affected the ability of the General Partner to perform its obligations hereunder or under any other agreement with respect to the Apartment Housing; or (3) prevented the Completion of Construction of the Improvements in substantial conformity with the Project Documents, other than legal proceedings which have been bonded against (or as to which other adequate financial security has been issued) in a manner as to indemnify the Partnership against loss.

     (y) Neither the Partnership nor the General Partner has any liabilities, contingent or otherwise, which have not been disclosed in writing to the Limited Partner and the Special Limited Partner and which in the aggregate affect the ability of the Limited Partner to obtain the anticipated benefits of its investment in the Partnership.

     (z) Upon signing of the Construction Loan and receipt of the Construction Lender's written start order, the Partnership will cause construction of the

Improvements to commence and thereafter will cause the Contractor to diligently proceed with construction of the Improvements according to the Plans and Specifications so that the Improvements can be completed by the Completion Date.

     (aa) The General Partner has contacted the local tax assessor, or similar representative, and has determined that the Real Estate Taxes are accurate and correct, and that the Partnership will not be required to pay any more for real estate taxes, or property taxes, than the amount of Real Estate Taxes, referenced in this Agreement, except for annual increases imposed on all real estate within the same county as the Apartment Housing. In the event the actual real estate taxes, or property taxes, are greater than the Real Estate Taxes specified in this Agreement and as a result of the higher real estate tax, or property tax, the Debt Service Coverage falls below 1.15 then the General Partner will contribute additional capital to lower the principal of the mortgage and reamortize the Mortgage so that the Debt Service Coverage is at a sustainable 1.15, as approved by the Special Limited Partner. If the Mortgage lender will not or cannot reamortize the loan as specified in this Section, and the General Partner cannot obtain another mortgage, then the General Partner will contribute additional capital as determined by the Special Limited Partner to the T & I Account in an amount equal to the annual difference between the actual real estate tax, or property tax, over the Real Estate Taxes specified in this Agreement times the number of years remaining on the 15-year LIHTC compliance term. Any payment by the General Partner pursuant to this section shall be in addition to the General Partner's obligation to fund Operating Deficits.

     (bb) The Partnership will maintain a Debt Service Coverage of not less than
1.15 and will not close on a permanent loan or refinance a Mortgage loan if the Debt Service Coverage would fall below 1.15.

     (cc) The General Partner and the Guarantor have and shall maintain an aggregate net worth equal to at least $20,000,000.

     (dd) The Partnership is in compliance with and will maintain compliance with the requirements of the federal Fair Housing Act of 1968 (42 U.S.C. 3600 et seq.) as amended, with respect to the Apartment Housing.

     (ee) Neither the General Partner nor its Affiliates will take any action or agree to any terms or conditions that are contrary to, or in disagreement with, the tax credit application used to secure the LIHTC, or the land use restriction agreement required to be recorded against the Apartment Housing.

     (ff) The General Partner covenants that, within 30 days of the date of this Agreement, it shall deliver to the Special Limited Partner: (i) evidence satisfactory to the Special Limited Partner that the Developer is qualified to do business in the State; and (ii) a survey meeting the requirements of Exhibit I to this Agreement and dated not more than 30 days prior to the date of this Agreement, in form and substance satisfactory to the Special Limited Partner in its reasonable discretion.

     The General Partner shall be liable to the Limited Partner for any costs, damages, loss of profits, diminution in the value of its investment in the Partnership, or other losses, of every nature and kind whatsoever, direct or



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

indirect, realized or incurred by the Limited Partner as a result of any material breach of the representations and warranties set forth in this Section 9.12.

                                   ARTICLE X.
                    ALLOCATIONS OF INCOME, LOSSES AND CREDITS

     Section 10.1 General.

     All items includable in the calculation of Income or Loss not arising from a Sale or Refinancing, and all Tax Credits, shall be allocated 99.98% to the Limited Partner, 0.01% to the Special Limited Partner and 0.01% to the General Partner.

     Section 10.2 Allocations From Sale or Refinancing.

     All Income and Losses arising from a Sale or Refinancing shall be allocated between the Partners as follows:

     (a) As to Income:

          (1) first, an amount of Income equal to the aggregate negative balances (if any) in the Capital Accounts of all Partners having negative Capital Accounts (prior to taking into account the Sale or Refinancing and the Distribution of the related Sale or Refinancing Proceeds, but after giving effect to Distributions of Net Operating Income and allocations of other Income and Losses pursuant to this Article X up to the date of the Sale or Refinancing) shall be allocated to such Partners in proportion to their negative Capital Account balances until all such Capital Accounts shall have zero balances; and

          (2) the balance, if any, of such Income shall be allocated to the Partners in the proportion necessary so that the Partners will receive the amount to which they are entitled pursuant to Section 11.2 hereof.

     (b) Losses shall be allocated 99.98% to the Limited Partner, 0.01% to the Special Limited Partner and 0.01% to the General Partner.

     (c) Notwithstanding the foregoing provisions of Section 10.2(a) and Section 10.2(b), in no event shall any Losses be allocated to the Limited Partner or the Special Limited Partner if and to the extent that such allocation would create or increase an Adjusted Capital Account Deficit for the Limited Partner or the Special Limited Partner. In the event an allocation of 99.98% or 0.01% of each item includable in the calculation of Income or Loss not arising from a Sale or Refinancing, would create or increase an Adjusted Capital Account Deficit for the Limited Partner or the Special Limited Partner, respectively, then so much of the items of deduction other than projected depreciation shall be allocated to the General Partner instead of the Limited Partner or the Special Limited Partner as is necessary to allow the Limited Partner or the Special Limited Partner to be allocated 99.98% and 0.01%, respectively, of the items of Income and Apartment Housing depreciation without creating or increasing an Adjusted Capital Account Deficit for the Limited Partner or the Special Limited Partner, it being the intent of the parties that the Limited Partner and the Special

Limited Partner always shall be allocated 99.98% and 0.01%, respectively, of the items of Income not arising from a Sale or Refinancing and 99.98% and 0.01%, respectively, of the Apartment Housing depreciation.

     Section 10.3 Special Allocations.

     The following special allocations shall be made in the following order.

     (a) Except as otherwise provided in Section 1.704-2(f) of the Treasury Regulations, notwithstanding any other provisions of this Article X, if there is a net decrease in Partnership Minimum Gain during any Partnership fiscal year, each Partner shall be specially allocated items of Partnership income and gain for such fiscal year (and, if necessary, subsequent fiscal years) in an amount equal to such Person's share of the net decrease in Partnership Minimum Gain, determined in accordance with Treasury Regulations Section 1.704-2(g). Allocations pursuant to the previous sentence shall be made in proportion to the respective amounts required to be allocated to each Partner pursuant thereto. The items to be so allocated shall be determined in accordance with Section 1.704-2(f)(6) and 1.704-2(j)(2) of the Treasury Regulations. This Section 10.3(a) is intended to comply with the minimum gain chargeback requirement in
Section 1.704-2(f) of the Treasury Regulations and shall be interpreted consistently therewith.

     (b) Except as otherwise provided in Section 1.704-2(i)(4) of the Treasury Regulations, notwithstanding any other provision of this Article X, if there is a net decrease in Partner Nonrecourse Debt Minimum Gain attributable to a Partner Nonrecourse Debt during any Partnership fiscal year, each Person who has a share of the Partner Nonrecourse Debt Minimum Gain attributable to such Partner Nonrecourse Debt, determined in accordance with Section 1.704-2(i)(5) of the Treasury Regulations, shall be specially allocated items of Partnership income and gain for such fiscal year (and, if necessary, subsequent fiscal years) in an amount equal to such Person's share of the net decrease in Partner Nonrecourse Debt Minimum Gain attributable to such Partner Nonrecourse Debt, determined in accordance with Treasury Regulations Section 1.704-2(i)(4). Allocations pursuant to the previous sentence shall be made in proportion to the respective amounts required to be allocated to each Partner pursuant thereto. The items to be so allocated shall be determined in accordance with Sections 1.704-2(i)(4) and 1.704-2(j)(2) of the Treasury Regulations. This Section 10.3(b) is intended to comply with the minimum gain chargeback requirement in
Section 1.704-2(i)(4) of the Treasury Regulations and shall be interpreted consistently therewith.

     (c) In the event any Partner unexpectedly receives any adjustments, allocations, or distributions described in Treasury Regulations Section 1.704-1(b)(2)(ii)(d)(4), Section 1.704-1(b)(2)(ii)(d)(5), or Section
1.704-1(b)(2)(ii)(d)(6), items of Partnership income and gain shall be specially allocated to each such Partner in an amount and manner sufficient to eliminate, to the extent required by the Treasury Regulations, the Adjusted Capital Account Deficit of such Partner as quickly as possible, provided that an allocation pursuant to this Section 10.3(c) shall be made if and only to the extent that such Partner would have an Adjusted Capital Account Deficit after all other allocations provided for in this Section 10.3 have been tentatively made as if this Section 10.3(c) were not in the Agreement.

     (d) In the event any Partner has a deficit Capital Account at the end of any Partnership fiscal year which is in excess of the sum of (i) the amount such

Partner is obligated to restore, and (ii) the amount such Partner is deemed to be obligated to restore pursuant to the penultimate sentences of Treasury Regulations Sections 1.704-2(g)(1) and 1.704-2(i)(5), each such Partner shall be specially allocated items of Partnership income and gain in the amount of such excess as quickly as possible, provided that an allocation pursuant to this
Section 10.3(d) shall be made if and only to the extent that such Partner would have a deficit Capital Account in excess of such sum after all other allocations provided for in this Section 10.3 have been tentatively made as if this Section 10.3(d) and Section 10.3(c) hereof were not in the Agreement.

     (e) Nonrecourse Deductions for any fiscal year shall be specially allocated 99.98% to the Limited Partner, 0.01% to the Special Limited Partner and 0.01% to the General Partner.

     (f) Any Partner Nonrecourse Deductions for any fiscal year shall be specially allocated to the Partner who bears the economic risk of loss with respect to the Partner Nonrecourse Debt to which such Partner Nonrecourse Deductions are attributable in accordance with Treasury Regulations Section 1.704-2(i)(1).

     (g) To the extent an adjustment to the adjusted tax basis of any Partnership asset pursuant to Code Section 734(b) or Code Section 743(b) is required, pursuant to Treasury Regulations Section 1.704-1(b)(2)(iv)(m)(2) or
Section 1.704-1(b)(2)(iv)(m)(4), to be taken into account in determining Capital Accounts as the result of a distribution to a Partner in complete liquidation of his interest in the Partnership, the amount of such adjustment to the Capital Accounts shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases such basis) and such gain or loss shall be specially allocated to the Partners in accordance with their interests in the Partnership in the event that Treasury Regulations
Section 1.704-1(b)(2)(iv)(m)(2) applies, or to the Partner to whom such distribution was made in the event that Treasury Regulations Section 1.704-1(b)(2)(iv)(m)(4) applies.

     (h) To the extent the Partnership has taxable interest income with respect to any promissory note pursuant to Section 483 or Section 1271 through 1288 of the Code:

          (1) such interest income shall be specially allocated to the Limited Partner to whom such promissory note relates; and

          (2) the amount of such interest income shall be excluded from the Capital Contributions credited to such Partner's Capital Account in connection with payments of principal with respect to such promissory note.

     (i) To the extent the Partnership has taxable interest income with respect to deposits of Capital Contribution payments or proceeds of the bonds financing the Construction Loan, such interest income shall be specially allocated to the General Partner.

     (j) In the event the adjusted tax basis of any investment tax credit property that has been placed in service by the Partnership is increased pursuant to Code Section 50(c), such increase shall be specially allocated among the Partners (as an item in the nature of income or gain) in the same proportions as the investment tax credit that is recaptured with respect to such property is shared among the Partners.

     (k) Any reduction in the adjusted tax basis (or cost) of Partnership investment tax credit property pursuant to Code Section 50(c) shall be specially allocated among the Partners (as an item in the nature of expenses or losses) in the same proportions as the basis (or cost) of such property is allocated pursuant to Treasury Regulations Section 1.46-3(f)(2)(i).

     (l) Any income, gain, loss or deduction realized as a direct or indirect result of the issuance of an interest in the Partnership by the Partnership to a Partner (the "Issuance Items") shall be allocated among the Partners so that, to the extent possible, the net amount of such Issuance Items, together with all other allocations under this Agreement to each Partner, shall be equal to the net amount that would have been allocated to each such Partner if the Issuance Items had not been realized.

     (m) If any Partnership expenditure treated as a deduction on its federal income tax return is disallowed as a deduction and treated as a distribution pursuant to Section 731(a) of the Code, there shall be a special allocation of gross income to the Partner deemed to have received such distribution equal to the amount of such distribution.

     (n)  Interest  deduction  on the  Partnership  indebtedness  referred to in
Section 6.4 shall be allocated 100% to the General Partner.

     (o) In the event all or part of the Incentive Management Fee or the Tax Credit Compliance Fee is disallowed by the Internal Revenue Service, then any interest or income chargeable to the Partnership for such disallowance shall be allocated to the General Partner.

     (p) If the General Partner provides an Operating Loan to pay an Operating Deficit, then the Partnership shall allocate Operating Losses to the General Partner in an amount not to exceed the Operating Loan.

     (q) In the event that the Partnership reports taxable income attributable to any period prior to the Completion Date, there shall be a special allocation of gross income to the General Partner in an amount equal to the amount of such taxable income.

     (r) The Partners agree that the Capital Account of the General Partner shall be increased by $983,400 (the "Book-Up Amount") to take into account the difference between the basis of the Apartment Housing for federal income tax purposes and the Fair Market Value of the Apartment Housing pursuant to Section 704(c) of the Code.

     Section 10.4 Curative Allocations.

     The allocations set forth in Section 10.2(c), Section 10.3(a), Section 10.3(b), Section 10.3(c), Section 10.3(d), Section 10.3(e), Section 10.3(f), and
Section 10.3(g) hereof (the "Regulatory Allocations") are intended to comply with certain requirements of the Treasury Regulations. It is the intent of the Partners that, to the extent possible, all Regulatory Allocations shall be offset either with other Regulatory Allocations or with special allocations of other items of Partnership income, gain, loss, or deduction pursuant to this
Section 10.4. Therefore, notwithstanding any other provision of this Article X (other than the Regulatory Allocations), with the Consent of the Special Limited Partner, the General Partner shall make such offsetting special allocations of

Partnership income, gain, loss, or deduction in whatever manner the General Partner, with the Consent of the Special Limited Partner, determines appropriate so that, after such offsetting allocations are made, each Partner's Capital Account balance is, to the extent possible, equal to the Capital Account balance such Partner would have had if the Regulatory Allocations were not part of the Agreement and all Partnership items were allocated pursuant to Section 10.1 and
Section 10.2(a), Section 10.2(b), Section 10.3(h), Section 10.3(i), Section 10.3(j), Section 10.3(k), Section 10.3(l), Section 10.3(m) and Section 10.5. In exercising its authority under this Section 10.4, the General Partner shall take into account future Regulatory Allocations under Section 10.3(a) and Section 10.3(b) that, although not yet made, are likely to offset other Regulatory Allocations previously made under Section 10.3(e) and Section 10.3(f).

     Section 10.5 Other Allocation Rules.

     (a) The basis (or cost) of any Partnership investment tax credit property shall be allocated among the Partners in accordance with Treasury Regulations
Section 1.46-3(f)(2)(i). All Tax Credits (other than the investment tax credit) shall be allocated among the Partners in accordance with applicable law. Consistent with the foregoing, the Partners intend that LIHTC will be allocated 99.98% to the Limited Partner, 0.01% to the Special Limited Partner and 0.01% to the General Partner.

     (b) In the event Partnership investment tax credit property is disposed of during any taxable year, profits for such taxable year (and, to the extent such profits are insufficient, profits for subsequent taxable years) in an amount equal to the excess, if any, of (1) the reduction in the adjusted tax basis (or cost) of such property pursuant to Code Section 50(c), over (2) any increase in the adjusted tax basis of such property pursuant to Code Section 50(c) caused by the disposition of such property, shall be excluded from the profits allocated pursuant to Section 10.1 and Section 10.2(a) hereof and shall instead be allocated among the Partners in proportion to their respective shares of such excess, determined pursuant to Section 10.3(i) and Section 10.3(j) hereof. In the event more than one item of such property is disposed of by the Partnership, the foregoing sentence shall apply to such items in the order in which they are disposed of by the Partnership, so the profits equal to the entire amount of such excess with respect to the first such property disposed of shall be allocated prior to any allocations with respect to the second such property disposed of, and so forth.

     (c) For purposes of determining the Income, Losses, or any other items allocable to any period, Income, Losses, and any such other items shall be determined on a daily, monthly, or other basis, as determined by the General Partner with the Consent of the Special Limited Partner, using any permissible method under Code Section 706 and the Treasury Regulations thereunder.

     (d) Solely for purposes of determining a Partner's proportionate share of the "excess nonrecourse liabilities" of the Partnership within the meaning of Treasury Regulations Section 1.752-3(a)(3), the Partners' interests in Partnership profits are as follows: Limited Partner - 99.98%; Special Limited Partner - 0.01%; General Partner - 0.01%.

     (e) To the extent permitted by Section 1.704-2(h)(3) of the Treasury Regulations, the General Partner shall endeavor to treat Distributions as having been made from the proceeds of a Nonrecourse Liability or a Partner Nonrecourse Debt only to the extent that such Distributions would cause or increase an Adjusted Capital Account Deficit for any Partner who is not a General Partner.

     (f) In the event that the deduction of all or a portion of any fee paid or incurred out of Net Operating Income by the Partnership to a Partner or an Affiliate of a Partner is disallowed for federal income tax purposes by the Internal Revenue Service with respect to a taxable year of the Partnership, the Partnership shall then allocate to such Partner an amount of gross income of the Partnership for such year equal to the amount of such fee as to which the deduction is disallowed.

     Section 10.6 Tax Allocations: Code Section 704(c).

     In accordance with Code Section 704(c) and the Treasury Regulations thereunder, income, gain, loss, and deduction with respect to any property contributed to the capital of the Partnership shall, solely for tax purposes, be allocated among the Partners so as to take account of any variation between the adjusted basis of such property to the Partnership for federal income tax purposes and its initial Gross Asset Value.

     In the event the Gross Asset Value of any Partnership asset is adjusted, subsequent allocations of income, gain, loss, and deduction with respect to such asset shall take account of any variation between the adjusted basis of such asset for federal income tax purposes and its Gross Asset Value in the same manner as under Code Section 704(c) and the Treasury Regulations thereunder.

     Any elections or other decisions relating to such allocations shall be made by the General Partner with the Consent of the Special Limited Partner in any manner that reasonably reflects the purpose and intention of this Agreement. Allocations pursuant to this Section 10.6 are solely for purposes of federal, state, and local taxes and shall not affect, or in any way be taken into account in computing, any Person's Capital Account or share of Income, Losses, other items, or distributions pursuant to any provision of this Agreement.

     Section 10.7 Allocation Among Limited Partners.

     In the event that the Interest of the Limited Partner hereunder is at any time held by more than one Limited Partner all items which are specifically allocated to the Limited Partner for any month pursuant to this Article X shall be apportioned among such Persons according to the ratio of their respective profit-sharing interests in the Partnership at the last day of such month.

     Section 10.8 Allocation Among General Partners.

     In the event that the Interest of the General Partner hereunder is at any time held by more than one General Partner all items which are specifically allocated to the General Partner for any month pursuant to this Article X shall be apportioned among such Persons in such percentages as may from time to time be determined by agreement among them without amendment to this Agreement or consent of the Limited Partner or Consent of the Special Limited Partner.

     Section 10.9 Modification of Allocations.

     The provisions of Article X and Article XI and other provisions of this Agreement are intended to comply with Treasury Regulations Section 1.704 and shall be interpreted and applied in a manner consistent with such section of the Treasury Regulations. In the event that the General Partner determines that it is prudent to modify the manner in which the Capital Accounts of the Partners, or any debit or credit thereto, are computed in order to comply with such section of the Treasury Regulations, the General Partner may make such modification, but only with the Consent of the Special Limited Partner, to the minimum extent necessary, to effect the plan of allocations and Distributions provided for elsewhere in this Agreement. Further, the General Partner shall make any appropriate modifications, but only with the Consent of the Special Limited Partner, in the event it appears that unanticipated events (e.g., the existence of a Partnership election pursuant to Code Section 754) might otherwise cause this Agreement not to comply with Treasury Regulation Section 1.704.

                                   ARTICLE XI.
                                  DISTRIBUTION

     Section 11.1 Distribution of Net Operating Income.

     Except as otherwise provided in this Agreement, and subject to any applicable restrictions on distributions imposed by HUD, Net Operating Income for each fiscal year shall be distributed within 75 days following each calendar year and shall be applied in the following order of priority:

     (a) to pay the current Asset Management Fee and then to pay any accrued Asset Management Fees which have not been paid in full from previous years;

     (b) to pay the principal and then interest on the Development Fee, not to exceed the amount set forth in the Amended and Restated Development Fee Agreement;

     (c) to pay amounts due and owing on the Walker Bridge Loan, and the Guardian Management Loan, limited to 50% of the Net Operating Income remaining after reduction for the payments made pursuant to subsections (a) and (b) of this Section 11.1;

     (d) to pay the General Partner a return of the General Partner's Capital Account, until the General Partner has received an amount that is, in the aggregate, equal to the Book-Up Amount;

     (e) to pay the Operating Loans, if any, as referenced in Section 6.3 of this Agreement, limited to 50% of the Net Operating Income remaining after reduction for the payments made pursuant to subsections (a) through (d) of this
Section 11.1;

     (f) to pay the Incentive Management Fee;

     (g) to pay the Tax Credit Compliance Fee;

     (h) of the balance, 50% shall be paid to the Limited Partner, 0.01% shall be paid to the Special Limited Partner, and 49.99% shall be paid to the General Partner.

     Section 11.2 Distribution of Sale or Refinancing Proceeds.

     Sale or Refinancing Proceeds shall be distributed in the following order:

     (a) to the payment of the Mortgage and other matured debts and liabilities of the Partnership, other than accrued payments, debts or other liabilities owing to Partners or former Partners;

     (b) to any accrued payments, debts or other liabilities owing to the Partners, former Partners, or their Affiliates, including, but not limited to, accrued Asset Management Fees, the Walker Bridge Loan, the Guardian Management Loan, and Operating Loans, to be paid pro rata (based on outstanding principal and accrued and unpaid interest) if necessary;

     (c) to the establishment of any reserves which the General Partner, with the Consent of the Special Limited Partner, shall deem reasonably necessary for contingent, unmatured or unforeseen liabilities or obligations of the Partnership;

     (d) to the payment of any unreturned portion of the Book-Up Amount; and

     (e) thereafter, 10.00% to the Limited Partner, 0.01% to the Special Limited Partner and 89.99% to the General Partner, provided that the amount distributed to the Limited Partner pursuant to this paragraph shall not be less than the aggregate federal and state income tax liability of the Limited Partner with respect to this distribution, and the amount distributable to the General
Partner shall be reduced by the amount of any distribution to the Limited Partner under this paragraph.

                                  ARTICLE XII.
          TRANSFERS OF LIMITED PARTNER'S AND SPECIAL LIMITED PARTNER'S
                          INTERESTS IN THE PARTNERSHIP

     Section 12.1 Assignment of Interests.

     The Limited Partner and the Special Limited Partner shall have the right to assign all or any part of their respective Interests to any other Person, whether or not a Partner, upon satisfaction of the following:

     (a) a written instrument setting forth the name and address of the proposed transferee, the nature and extent of the Interest which is proposed to be transferred and the terms and conditions upon which the transfer is proposed to be made, stating that the Assignee accepts and agrees to be bound by all of the terms and provisions of this Agreement, and providing for the payment of all reasonable expenses incurred by the Partnership in connection with such assignment, including but not limited to the cost of preparing any necessary amendment to this Agreement; and

     (b) upon receipt by the General Partner of the Assignee's written representation that the Partnership Interest is to be acquired by the Assignee for the Assignee's own account for long-term investment and not with a view toward resale, fractionalization, division or distribution thereof.

     (c) Notwithstanding any provision to the contrary, the Limited Partner may assign its Interest to an Affiliate or assign its Interest to U. S. Bank National Association or its successors as collateral to secure a capital contribution loan without satisfying the conditions of Section 12.1(a) and
Section 12.1(b) above.

THE LIMITED PARTNER INTEREST AND THE SPECIAL LIMITED PARTNER INTEREST DESCRIBED HEREIN HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AS AMENDED OR UNDER ANY STATE SECURITIES LAW. THESE INTERESTS MAY NOT BE SOLD OR OTHERWISE TRANSFERRED UNLESS REGISTERED UNDER APPLICABLE FEDERAL AND STATE SECURITIES LAWS OR UNLESS AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

     Section 12.2 Effective Date of Transfer.

     Any assignment of a Limited Partner's Interest or Special Limited Partner's Interest pursuant to Section 12.1 shall become effective as of the first day of the calendar month in which the last of the conditions to such assignment are satisfied.

     Section 12.3 Invalid Assignment.

     Any purported assignment of an Interest of the Limited Partner or the Special Limited Partner otherwise than in accordance with Section 12.1 or
Section 12.6 shall be of no effect as between the Partnership and the purported assignee and shall be disregarded by the General Partner in making allocations and Distributions hereunder.

     Section 12.4 Assignee's Rights to Allocations and Distributions.

     An Assignee shall be entitled to receive allocations and Distributions from the Partnership attributable to the Interest acquired by reason of any permitted assignment from the effective date of transfer as determined in Section 12.2 above. The Partnership and the General Partner shall be entitled to treat the assignor of such Partnership Interest as the absolute owner thereof in all respects, and shall incur no liability for allocations and Distributions made in good faith to such assignor, until such time as the written instrument of assignment has been received by the Partnership.

     Section 12.5 Substitution of Assignee as Limited Partner or Special Limited Partner.

     (a) An Assignee shall not have the right to become a Substitute Limited Partner or Substitute Special Limited Partner in place of his assignor unless the written consent of the General Partner to such substitution shall have been obtained, which consent, in the General Partner's absolute discretion, may be withheld; except that an Assignee which is an Affiliate of the Limited Partner or Special Limited Partner, or U. S. Bank National Association or its



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

successors, may become a Substitute Limited Partner or Substitute Special Limited Partner without the consent of the General Partner.

     (b) A nonadmitted transferee of the Limited Partner's Interest or the Special Limited Partner's Interest in the Partnership shall only be entitled to receive that share of allocations, Distributions and the return of Capital Contribution to which its transferor would otherwise have been entitled with respect to the Interest transferred, and shall have no right to obtain any information on account of the Partnership's transactions, to inspect the Partnership's books and records or have any other of the rights and privileges of a Limited Partner or Special Limited Partner, provided, however, that the Partnership shall, if a transferee and transferor jointly advise the General Partner in writing of a transfer of an Interest in the Partnership, furnish the transferee with pertinent tax information at the end of each fiscal year of the Partnership.

     Section 12.6 Death, Bankruptcy, Incompetency, etc., of a Limited Partner.

     Upon the death, dissolution, adjudication of bankruptcy, or adjudication of incompetency or insanity of the Limited Partner or Special Limited Partner, such Partner's executors, administrators or legal representatives shall have all the rights of its predecessor-in-interest for the purpose of settling or managing such Partner's estate, including such power as such Partner possessed to designate a successor as a transferee of its Interest in the Partnership and to join with such transferee in making the application to substitute such transferee as a Partner.

                                 ARTICLE XIII.
                     WITHDRAWAL, REMOVAL AND REPLACEMENT OF
                                 GENERAL PARTNER

     Section 13.1 Withdrawal of General Partner.

     (a) The General Partner may not Withdraw (other than as a result of an Involuntary Withdrawal) without the Consent of the Special Limited Partner. Withdrawal shall be conditioned upon the agreement of the Special Limited Partner to be admitted as a successor General Partner, or if the Special Limited Partner declines to be admitted as a successor General Partner then on the agreement of one or more Persons who satisfy the requirements of Section 13.5 of this Agreement to be admitted as successor General Partner(s).

     (b) Each General Partner shall indemnify and hold harmless the Partnership and all Partners from its Withdrawal in violation of Section 13.1(a) hereof. Each General Partner shall be liable for damages to the Partnership resulting from its Withdrawal in violation of Section 13.1(a).

     Section 13.2 Removal of General Partner.

     (a) The Special Limited Partner or the Limited Partner, or both of them, may remove one or all of the General Partners for cause if any General Partner has, or a member of such General Partner has, if applicable, or the Partnership has:

          (1) been subject to Bankruptcy;

          (2) committed any fraud, willful misconduct, breach of fiduciary duty or other negligent conduct in the performance of its duties under this Agreement;

          (3) been convicted of, or entered into a plea of guilty to, a felony;

          (4) been barred from participating in any federal or state housing program;

          (5) made personal use of Partnership funds or properties;

          (6) violated the terms of the Mortgage and such violation prompts any Mortgage Lender to issue a letter regarding the violation;

          (7) failed to provide any loan, advance, Capital Contribution or any other payment as required under this Agreement;

          (8) breached any representation, warranty or covenant contained in this Agreement;

          (9) caused the Projected Tax Credits to be allocated to the Partners for a term longer than the Tax Credit Period unless the provisions of
     Section 7.4(d) of this Agreement apply;

          (10) failed to provide, or to cause to be provided, the construction monitoring documents required in Section 14.3(a) of this Agreement;

          (11) violated any federal or state tax law which causes a recapture of LIHTC;

          (12) violated the terms of the Construction Loan and such violation prompts the Construction Lender to issue a letter regarding such violation;

          (13) failed to keep the Development Budget In-Balance;

          (14) failed to obtain the consent of a Partner where such consent is required pursuant to this Agreement;

          (15) failed to deliver the annual Partnership financial data as required pursuant to Section 14.2(a) or Section 14.2(b).

          (16) failed to maintain the reserve  balances as required  pursuant to
     Article VIII;

          (17) failed to place the Apartment Housing in service by within 6 months of the Completion Date;

          (18) failed to achieve 100% occupancy of the Apartment Housing by November 1, 2006;

          (19) failed to obtain Permanent Mortgage Commencement by November 1, 2006;

          (20) failed to renew the Insurance on or before the due date;

          (21) failed to pay the Real Estate Taxes on or before the due date;

          (22) failed during any consecutive 6-month period during the Compliance Period to rent 85% or more of the total apartment units in the Apartment Housing to Qualified Tenants; notwithstanding the foregoing, if such failure is the result of Force Majeure or if such failure is cured within 120 days after the end of the 6-month period, then this removal provision shall not apply;

          (23) failed to finance at least 50% of the aggregate basis of the land and buildings comprising the Apartment Housing with the Tax-Exempt Bonds, as provided in Code Section 42(h)(6);

          (24) defaulted under the Construction  Completion,  Operating Deficit,
     and  Tax  Credit  Guaranty   Agreement  or  the  Development  Fee  Guaranty
     Agreement; or

          (25) failed to obtain the cooperation of the Management Agent pursuant to Section 14.3(k).

     (b) Written notice of the removal for cause of the General Partner ("Removal Notice") shall set forth the reasons for removal and shall be served by the Special Limited Partner or the Limited Partner, or both of them, upon the General Partner in accordance with Section 17.3 of this Agreement. If Section 13.2(a)(2), (6), (7), (8), (10), (12), (13), (15), (16), (20) or (21) is the
basis for the removal for cause, then the General Partner shall have 30 days from receipt of the Removal Notice in which to cure the removal condition; except that in regard to violations of the Mortgage or Construction Loan the cure period shall be the sooner of 30 days or 10 days prior to the expiration of the cure period referenced in the loan documents, if any. If the condition for the removal for cause is not cured within the 30-day cure period then the General Partner's removal shall become effective upon approval of a majority of the Partners' Interests (Interest percentage for voting is in accordance with the percentages shown in Section 10.1 of this Agreement) at a Partners' meeting held in accordance with Section 17.2 of this Agreement. If the removal for cause is for a condition referenced in Section 13.2(a)(1), (3), (4), (5), (9), (11),
(14), (17), (18), (19), (20) or (23) then the removal shall become effective upon approval of a majority of the Partners' Interests (Interest percentage for voting is in accordance with the percentages shown in Section 10.1 of this Agreement) at a Partners' meeting held in accordance with Section 17.2 of this Agreement. Upon the General Partner's removal, the General Partner shall deliver to the Special Limited Partner within 5 business days of the Partners' meeting confirming the General Partner's removal all Partnership books and records including all bank signature cards and an authorization to change the signature on the signature cards from the General Partner to the Special Limited Partner, or a successor general partner so nominated by the Limited Partner and Special Limited Partner. The Partners recognize and acknowledge that if the General Partner fails to provide the Partnership books and records upon the General Partner's removal then the remaining Partners may suffer irreparable injury. Therefore, in the event the General Partner does not adhere to the provisions of this Section 13.2(b), and in addition to other rights or remedies which may be provided by law and equity or this Agreement, the Limited Partner and/or Special

Limited Partner shall have the right to specific performance to compel the General Partner to perform its obligation under this Section and the Limited Partner and/or Special Limited Partner may bring such action, and other actions to enforce the removal, by way of temporary and/or permanent injunctive relief In the event of removal of a General Partner for any reason, if the removed General Partner or its Affiliate is the guarantor of the Development Fee, as provided in the Development Fee Guaranty Agreement, any earned but unpaid Development Fee shall be due and payable upon the effective date of such removal and shall be deemed paid by the removed General Partner.

     Section 13.3 Effects of a Withdrawal.

     In the event of a Withdrawal, the entire Interest of the Withdrawing General Partner shall immediately and automatically terminate on the effective date of such Withdrawal, and such General Partner shall immediately cease to be a General Partner, shall have no further right to participate in the management or operation of the Partnership or the Apartment Housing or to receive any allocations or Distributions from the Partnership or any other funds or assets of the Partnership, except as specifically set forth below. In the event of a Withdrawal, any or all executory contracts, including but not limited to the Management Agreement, between the Partnership and the Withdrawing General Partner or its Affiliates may be terminated by the Partnership, with the Consent of the Special Limited Partner, upon written notice to the party so terminated. Furthermore, notwithstanding such Withdrawal, the Withdrawing General Partner shall be and shall remain, liable as a General Partner for all liabilities and obligations incurred by the Partnership or by the General Partner prior to the effective date of the Withdrawal, or which may arise upon such Withdrawal. Any remaining Partner shall have all other rights and remedies against the Withdrawing General Partner as provided by law or under this Agreement. The General Partner agrees that in the event of its Withdrawal it will indemnify and hold the Limited Partner and the Special Limited Partner harmless from and against all losses, costs and expenses incurred in connection with the Withdrawal, including, without limitation, all legal fees and other expenses of the Limited Partner and the Special Limited Partner in connection with the transaction. The following additional provisions shall apply in the event of a Withdrawal.

     (a) In the event of a Withdrawal which is not an Involuntary Withdrawal, or is not an Involuntary Withdrawal in accordance with Section 13.2(a), the Withdrawing General Partner shall have no further right to receive any future allocations or Distributions from the Partnership or any other funds or assets of the Partnership, nor shall it be entitled to receive or to be paid by the Partnership any further payments of fees (including fees which have been earned but are unpaid) or to be repaid any outstanding advances or loans made by it to the Partnership or to be paid any amount for its former Interest. From and after the effective date of such Withdrawal, the former rights of the Withdrawing General Partner to receive or to be paid such allocations, Distributions, funds, assets, fees or repayments shall be assigned to the other General Partner or General Partners (which may include the Special Limited Partner), or if there is no other General Partner of the Partnership at that time, to the Special Limited Partner. Furthermore, if the General Partner or an Affiliate is the guarantor of the Development Fee, as provided in the Development Fee Guaranty Agreement, then the General Partner shall pay any remaining unpaid principal and interest of the Development Fee within 30 days of the General Partner's withdrawal.

     (b) In the  event of an  Involuntary  Withdrawal,  except  as  provided  in
Section 13.3(c) below, the Withdrawing General Partner shall have no further right to receive any future allocations or Distributions from the Partnership or any other funds or assets of the Partnership, provided that accrued and payable fees (i.e., fees earned but unpaid as of the date of Withdrawal) owed to the Withdrawing General Partner, and any outstanding loans of the Withdrawing General Partner to the Partnership, shall be paid to the Withdrawing General Partner in the manner and at the times such fees and loans would have been paid had the Withdrawing General Partner not Withdrawn. The Interest of the General Partner shall be purchased as follows.

          (1) If the Involuntary Withdrawal does not arise from removal for cause under Section 13.2(a) hereof, and if the Partnership is to be continued with one or more remaining or successor General Partner(s), the Partnership, with the Consent of the Special Limited Partner, may, but is not obligated to, purchase the Interest of the Withdrawing General Partner. The purchase price of such Interest shall be its Fair Market Value as determined by agreement between the Withdrawing General Partner and the Special Limited Partner, or, if they cannot agree, by arbitration in accordance with the then current rules of the American Arbitration Association. The cost of such arbitration shall be borne equally by the Withdrawing General Partner and the Partnership. The purchase price shall be paid by the Partnership by delivering to the General Partner or its representative the Partnership's non-interest bearing unsecured promissory note payable, if at all, upon liquidation of the Partnership in accordance with Article XV. The note shall also provide that the Partnership may prepay all or any part thereof without penalty.

          (2) If the Involuntary Withdrawal does not arise from removal for cause under Section 13.2(a) hereof, and if the Partnership is to be continued with one or more remaining or successor General Partner(s), and if the Partnership does not purchase the Interest of the Withdrawing General Partner in Partnership allocations, Distributions and capital, then the Withdrawing General Partner shall retain its Interest in such items, but such Interest shall be held as a Limited Partner.

     (c) Notwithstanding the provisions of Section 13.3(b), if the Involuntary Withdrawal arises from removal for cause as set forth in Section 13.2(a) hereof, the Withdrawing General Partner shall have no further right to receive any future allocations or Distributions from the Partnership or any other funds or assets of the Partnership, nor shall it be entitled to receive any payment for its Interest, nor shall it be entitled to receive or to be paid by the Partnership or any Partners or successor Partners, any further payments of fees (including fees which have been earned but remain unpaid) or to be repaid any outstanding advances or loans made by it to the Partnership. Furthermore, if the General Partner or an Affiliate is the guarantor of the Development Fee, as provided in the Development Fee Guaranty Agreement, then any earned but unpaid Development Fee shall be due and payable upon the effective date of such removal and shall be deemed paid by the General Partner.

     Section 13.4 Successor General Partner.

     Upon the occurrence of an event giving rise to a Withdrawal of a General Partner, any remaining General Partner, or, if there be no remaining General Partner, the Withdrawing General Partner or its legal representative, shall promptly notify the Special Limited Partner of such Withdrawal (the "Withdrawal

Notice"). Whether or not the Withdrawal Notice shall have been sent as provided herein, the Special Limited Partner shall have the right to become a successor General Partner (and to become the successor General Partner if the Withdrawing General Partner was previously the General Partner). In order to effectuate the provisions of this Section 13.4 and the continuance of the Partnership, the Withdrawal of a General Partner shall not be effective until the expiration of 120 days from the date on which occurred the event giving rise to the Withdrawal, unless the Special Limited Partner shall have elected to become a successor General Partner as provided herein prior to expiration of such 120-day period, whereupon the Withdrawal of the General Partner shall be deemed effective upon the notification of all the other Partners by the Special Limited Partner of such election.

     Section 13.5 Admission of Additional or Successor General Partner.

     No Person shall be admitted as an additional or successor General Partner unless (a) such Person shall have agreed to become a General Partner by a written instrument which shall include the acceptance and adoption of this Agreement; (b) the Consent of the Special Limited Partner to the admission of such Person as a substitute General Partner shall have been granted, which consent may be withheld in the discretion of the Special Limited Partner; and
(c) such Person shall have executed and acknowledged any other instruments which the Special Limited Partner shall reasonably deem necessary or appropriate to effect the admission of such Person as a substitute General Partner. If the foregoing conditions are satisfied, this Agreement shall be amended in accordance with the provisions of the Act, and all other steps shall be taken which are reasonably necessary to effect the Withdrawal of the Withdrawing General Partner and the substitution of the successor General Partner. Nothing contained herein shall reduce the Limited Partner's Interest or the Special Limited Partner's Interest in the Partnership.

     Section 13.6 Transfer of Interest.

     Except as otherwise provided herein, the General Partner may not Withdraw from the Partnership, or enter into any agreement as the result of which any Person shall acquire an Interest in the Partnership, without the Consent of the Special Limited Partner.

     Section 13.7 No Goodwill Value.

     At no time during continuation of the Partnership shall any value ever be placed on the Partnership name, or the right to its use, or to the goodwill appertaining to the Partnership or its business, either as among the Partners or for the purpose of determining the value of any Interest, nor shall the legal representatives of any Partner have any right to claim any such value. In the event of a termination and dissolution of the Partnership as provided in this Agreement, neither the Partnership name, nor the right to its use, nor the same goodwill, if any, shall be considered as an asset of the Partnership, and no valuation shall be put thereon for the purpose of liquidation or distribution, or for any other purpose whatsoever.

                                  ARTICLE XIV.
                          BOOKS AND ACCOUNTS, REPORTS,
                      TAX RETURNS, FISCAL YEAR AND BANKING

     Section 14.1 Books and Accounts.

     (a) The General Partner shall cause the Partnership to keep and maintain at its principal executive office full and complete books and records that shall include each of the following:

          (1) a current list of the full name and last known business or residence address of each Partner set forth in alphabetical order together with the Capital Contribution and the share in Income and Losses and Tax Credits of each Partner;

          (2) a copy of the Certificate of Limited Partnership and all amendments thereto, together with executed copies of any powers of attorney pursuant to which any certificate has been executed;

          (3) copies of the Partnership's federal, state and local income tax information returns and reports, if any, for the 6 most recent taxable years;

          (4) copies of the original of this Agreement and all amendments thereto;

          (5) financial statements of the Partnership for the 6 most recent fiscal years;

          (6) the Partnership's books and records for at least the current and past 3 fiscal years; and

          (7) in regard to the first tenants to occupy the apartment units in the Apartment Housing, copies of all tenant files including completed applications, completed questionnaires or checklist of income and assets, documentation of third party verification of income and assets, and income certification forms (LIHTC specific).

     (b) Upon the request of the Limited Partner, the General Partner shall promptly deliver to the Limited Partner, at the expense of the Partnership, a copy of the information set forth in Section 14.1(a) above. The Limited Partner shall have the right upon reasonable request and during normal business hours to inspect and copy any of the foregoing, or any of the other books and records of the Partnership or the Apartment Housing, at its own expense.

     Section 14.2 Accounting Reports.

     (a) By February 20 of each calendar year the General Partner shall provide to the Limited Partner and the Special Limited Partner the Partnership tax return, Schedule K-1, and all tax information necessary for the preparation of their federal and state income tax returns and other tax returns with regard to the jurisdiction(s) in which the Partnership is formed and in which the Apartment Housing is located. Moreover, the General Partner shall deliver to the Limited Partner and the Special Limited Partner a draft copy of the information requested herein at least 10 days prior to the above referenced due date.

     (b) By March 1 of each calendar year, including the year(s) during construction of the Apartment Housing, the General Partner shall send to the Limited Partner and the Special Limited Partner an audited financial statement for the Partnership, which shall include, but is not limited to: (1) a balance sheet as of the end of such fiscal year and statements of income, Partners' equity and changes in cash flow for such fiscal year prepared in accordance with generally accepted accounting principles; (2) a report of any Distributions made at any time during the fiscal year, separately identifying Distributions from Net Operating Income for the fiscal year, Net Operating Income for prior years, Sale or Refinancing Proceeds, and reserves; (3) a report setting forth the amount of all fees and other compensation and Distributions and reimbursed expenses paid by the Partnership for the fiscal year to the General Partner or Affiliates of the General Partner and the services performed in consideration therefor, which report shall be verified by the Partnership's Accountants; and
(4) the Accountant's calculation of each pay-out of the Net Operating Income pursuant to Section 11.1 of this Agreement. Moreover, the General Partner shall deliver to the Limited Partner and the Special Limited Partner a draft copy of the information requested herein at least 10 days prior to the above referenced due date.

     (c) Within 60 days after the end of each fiscal quarter in which a Sale or Refinancing of the Apartment Housing occurs, the General Partner shall send to the Limited Partner and the Special Limited Partner a report as to the nature of the Sale or Refinancing and as to the Income and Losses for tax purposes and proceeds arising from the Sale or Refinancing.

     Section 14.3 Other Reports.

     The General Partner shall provide to the Limited Partner and the Special Limited Partner the following reports:

     (a) during construction, on a regular basis, but in no event less than once a month, a copy of the Construction Inspector's report and other construction reports including, but not limited to, (1) the name of each person performing work on the Improvements or providing materials for the Improvements, if the work performed or materials supplied by a person accounts for 5% or more of the construction of the Improvements, the work performed or materials supplied by said person and the code number corresponding to the line item in the Development Budget which the person will be paid, (2) an original AIA Document G702, or similar form acceptable to the Special Limited Partner, (3) if not included in the Construction Inspector's report or the AIA Document G702, a line item break-down of the Development Budget (which shall include, description of work to be performed or materials to be supplied; total dollar amount of the work or materials; dollar amount of work previously completed and paid or materials supplied and paid; dollar amount of work or materials to be paid per the current disbursement request; dollar amount of materials stored; total dollar amount of work completed and stored as of the current disbursement date; percentage of completion; dollar amount of work or materials needed to complete the line item; and retainage), (4) a reconciliation of the sources and uses to determine that the Development Budget is In-Balance and there are sufficient funds to complete the construction of the Improvements, (5) if not provided for in the above referenced documents, a line item break down of all soft development costs not included in the Construction Contract but part of the Development Budget; (6) copies of lien releases, or waivers, from the Contractor and all sub-contractors or material suppliers who were paid the previous month;



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

and (7) any other document reasonably requested by the Special Limited Partner as the circumstances warrant (collectively the "Construction Draw Documents");

     (b)during the rent-up phase, and continuing until the later of the end of the first 6-month period during which the Apartment Housing has a sustained occupancy of 95% or better, and the Special Limited Partner's approval of the initial tenant files, including any recommended corrections, by the 20th day of each month within such period a copy of the previous month's rent roll (through the last day of the month), a tenant LIHTC compliance worksheet similar to the monthly initial tenant certification worksheet included in Exhibit H attached hereto and incorporated herein by this reference, an up to date income statement, an up-to-date balance sheet and a copy of the Partnership's bank statement reflecting all operating accounts and reserve accounts;

     (c) a quarterly tax credit compliance report similar to the worksheet included in Exhibit H due on or before April 25th of each year for the first quarter, July 25th of each year for the second quarter, October 25th of each year for the third quarter and January 25th of each year for the fourth quarter. In order to verify the reliability of the information being provided on the compliance report the Special Limited Partner may request a sampling of tenant files to be provided. The sampling will include, but not be limited to, copies of tenant applications, certifications and third party verifications used to qualify tenants. If any inaccuracies are found to exist on the tax credit compliance report or any items of noncompliance are discovered then the sampling will be expanded as determined by the Special Limited Partner;

     (d) a quarterly report on operations, in the form attached hereto as Exhibit H, due on or before April 25th of each year for the first quarter of operations, July 25th of each year for the second quarter of operations, October 25th of each year for the third quarter of operations and January 25th of each year for the fourth quarter of operations that shall include, but not be limited to, a copy of the Partnership's bank statement showing all operating accounts and reserve accounts required to be maintained pursuant to Article VIII of this Agreement, statement of income and expenses, balance sheet, rent roll as of the end of each calendar quarter of each year, and third party verification of current utility allowance;

     (e) by September 15th of each year, an estimate of LIHTC and taxable income and loss to be allocated to the Limited Partner for that year;

     (f) during the Compliance Period, no later than the day any such certification is filed, copies of any certifications which the Partnership must furnish to federal, state or local authorities including, but not limited to, copies of all annual tenant recertifications required under Section 42 of the Code, the annual owner's sworn statement, and the State Tax Credit Agency Compliance (or annual) report;

     (g) by the annual renewal date each and every year, an executed original or certified copy of each and every Insurance policy or certificate required by the terms of this Agreement;

     (h) by the payment date of the Real Estate Taxes each and every year verification that the same has been paid in full;


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




     (i) on or before March 15th of each calendar year, a copy of the General Partner's updated financial statement as of December 31st of the previous year;

     (j) on or before November 1st of each calendar year, a copy of the following year's proposed operating budget. Each such Budget shall contain all the anticipated Cash Receipts and Cash Expenses of the Partnership. Neither the General Partner, the Management Agent nor their employees, agents or representatives shall adopt the Budget until the Consent of the Special Limited Partner has been obtained; and

     (k) in the event the Apartment Housing and/or the Partnership is experiencing financial concerns or operational concerns or maintenance issues and the Partnership is placed on the Limited Partner's watch list, then the General Partner shall cause the Management Agent to cooperate with the Special Limited Partner's staff as requested including, but not limited to, the following: (1) being available and responsive for site visits, telephone calls and correspondence (whether by e-mail, fax, mail, or overnight delivery); (2) providing weekly tenant traffic reports; (3) providing weekly unit or building or grounds repair reports, (4) providing an up-to-date income statement, up-to-date balance sheet, copy of previous month's rent roll, and a copy of the Partnership's monthly bank statement; and (5) providing any other documents deemed relevant by the Special Limited Partner. In addition, the Limited Partner's investors have the right to ask questions of the Management Agent in accordance with this Section if the Partnership is placed on the Limited Partner's watch list;

     (l) copies of any notice of default received by the General Partner regarding any Project Document; and

     (m) notice of the occurrence, or of the likelihood of occurrence, of any event which has had a material adverse effect upon the Apartment Housing or the Partnership, including, but not limited to, any breach of any of the representations and warranties set forth in Section 9.12 of this Agreement, and any inability of the Partnership to meet its cash obligations as they become payable, within 10 days after the occurrence of such event.

     Section 14.4 Late Reports.

         If the General Partner does not fulfill its obligations under Section
14.2 within the time periods set forth therein, the General Partner, using its own funds, shall pay as damages the sum of $100 per week (plus interest at the rate established by Section 6.4 of this Agreement) to the Limited Partner until such obligations shall have been fulfilled. If the General Partner does not fulfill its obligations under Section 14.3 within the time periods set forth therein, the General Partner, using its own funds, shall pay as damages the sum of $100 per week (plus interest at the rate established by Section 6.4 of this Agreement) to the Limited Partner until such obligations shall have been fulfilled. If the General Partner shall so fail to pay, the General Partner and its Affiliates shall forthwith cease to be entitled to any fees hereunder (other than the Development Fee) and/or to the payment of any Net Operating Income or Sale or Refinancing Proceeds to which the General Partner may otherwise be entitled hereunder. Payments of fees and Distributions shall be restored only upon payment of such damages in full.


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

     Section 14.5 Site Visits.

     The Limited Partner, at the Limited Partner's expense, has the right, upon reasonable notice to the General Partner, to conduct a site visit which will include, in part, an inspection of the property, a review of the office and tenant files and an interview with the property manager. In addition, the Limited Partner's investors have the right, at the Limited Partner's expense, and upon reasonable notice, to conduce a site visit in accordance with this Section.

     Section 14.6 Tax Returns.

     The General Partner shall cause income tax returns for the Partnership to be prepared and timely filed with the appropriate federal, state and local taxing authorities.

     Section 14.7 Fiscal Year.

     The fiscal year of the Partnership shall be the calendar year or such other period as may be approved by the Internal Revenue Service for federal income tax purposes.

     Section 14.8 Banking.

     All funds of the Partnership shall be deposited in a separate bank account or accounts as shall be determined by the General Partner with the Consent of the Special Limited Partner. All withdrawals therefrom shall be made upon checks signed by the General Partner or by any person authorized to do so by the General Partner. The General Partner shall provide to any Partner who requests same the name and address of the financial institution, the account number and other relevant information regarding any Partnership bank account.

     Section 14.9 Certificates and Elections.

     (a) The General Partner shall file the First Year Certificate within 90 days following the close of the taxable year during which Completion of Construction occurs and thereafter shall timely file any certificates which the Partnership must furnish to federal or state governmental authorities administering the Tax Credit programs under Section 42 of the Code.

     (b) The General Partner, with the Consent of the Special Limited Partner, may, but is not required to, cause the Partnership to make or revoke the election referred to in Section 754 of the Code, as amended, or any similar provisions enacted in lieu thereof.

                                   ARTICLE XV.
                      DISSOLUTION, WINDING UP, TERMINATION
                       AND LIQUIDATION OF THE PARTNERSHIP

     Section 15.1 Dissolution of Partnership.

     The Partnership shall be dissolved upon the expiration of its term or the earlier occurrence of any of the following events.


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

     (a) The effective date of the Withdrawal or removal of the General Partner, unless (1) at the time there is at least one other General Partner (which may be the Special Limited Partner if it elects to serve as successor General Partner under Section 13.4 hereof) who will continue as General Partner, or (2) within 120 days after the occurrence of any such event the Limited Partner elects to continue the business of the Partnership.

     (b) The sale of the Apartment Housing and the receipt in cash of the full amount of the proceeds of such sale.


     Notwithstanding the foregoing, in no event shall the Partnership terminate if such termination would result in a violation of the Mortgage or any other agreement with or rule or regulation of any Mortgage lender to which the Partnership is subject.

     Section 15.2 Return of Capital Contribution upon Dissolution.

     Except as provided in Section 7.3 and Section 7.4 of this Agreement, which provide for a reduction or refund of the Limited Partner's Capital Contribution under certain circumstances, and which shall represent the personal obligations of the General Partner, as well as the obligations of the Partnership, each Partner shall look solely to the assets of the Partnership for all Distributions with respect to the Partnership (including the return of its Capital Contribution) and shall have no recourse therefor (upon dissolution or otherwise) against any Partner. No Partner shall have any right to demand property other than money upon dissolution and termination of the Partnership, and the Partnership is prohibited from such a distribution of property absent the Consent of the Special Limited Partner.

     Section 15.3 Distribution of Assets.

     Upon a dissolution of the Partnership, the General Partner (or, if there is no General Partner then remaining, such other Person(s) designated as the liquidator of the Partnership by the Special Limited Partner or by the court in a judicial dissolution) shall take full account of the Partnership assets and liabilities and shall liquidate the assets as promptly as is consistent with obtaining the fair value thereof.

     (a) Upon dissolution and termination, after payment of, or adequate provision for, the debts and obligations of the Partnership pursuant to Section 11.2(a) through and including Section 11.2(c), the remaining assets of the Partnership shall be distributed to the Partners in accordance with the positive balances in their Capital Accounts, after taking into account all allocations under Article X hereof.

     (b) [Reserved.]

     (c) With respect to assets distributed in kind to the Partners in liquidation or otherwise:

          (1) unrealized appreciation or unrealized loss in value in the values of such assets shall be deemed to be Income and Losses realized by the Partnership immediately prior to the liquidation or other Distribution event; and


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

          (2) such Income and Losses shall be allocated to the Partners in accordance with Section 10.2 hereof, and any property so distributed shall be treated as a Distribution of an amount in cash equal to the excess of such Fair Market Value over the outstanding principal balance of and accrued interest on any debt by which the property is encumbered.

     (d) For the purposes of Section 15.3(c), "unrealized appreciation" or "unrealized loss in value" shall mean the difference between the Fair Market Value of such assets, taking into account the Fair Market Value of the associated financing but subject to Section 7701(g) of the Code, and the asset's Gross Asset Value. Section 15.3(c) is merely intended to provide a rule for allocating unrealized Income and Losses upon liquidation or other Distribution event, and nothing contained in Section 15.3(c) or elsewhere in this Agreement is intended to treat or cause such Distributions to be treated as sales for value. The Fair Market Value of such assets shall be determined by an independent appraiser to be selected by the General Partner.

     Section 15.4 Deferral of Liquidation.

     If at the time of liquidation the General Partner or other liquidator shall determine that an immediate sale of part or all of the Partnership assets could cause undue loss to the Partners, the liquidator may, in order to avoid loss, but only with the Consent of the Special Limited Partner, either defer liquidation and retain all or a portion of the assets or distribute all or a portion of the assets to the Partners in kind. In the event that the liquidator elects to distribute such assets in kind, the assets shall first be assigned a value (by appraisal by an independent appraiser) and the unrealized appreciation or depreciation in value of the assets shall be allocated to the Partners' Capital Accounts, as if such assets had been sold, in the manner described in
Section 10.2, and such assets shall then be distributed to the Partners as provided herein. In applying the preceding sentence, the Apartment Housing shall not be assigned a value less than the unamortized principal balance of any loan secured thereby.

     Section 15.5 Liquidation Statement.

     Each of the Partners shall be furnished with a statement prepared or caused to be prepared by the General Partner or other liquidator, which shall set forth the assets and liabilities of the Partnership as of the date of complete liquidation. Upon compliance with the distribution plan as outlined in Section
15.3 and Section 15.4, the Limited Partner and Special Limited Partner shall cease to be such and the General Partner shall execute, acknowledge and cause to be filed those certificates referenced in Section 15.6.

     Section 15.6 Certificates of Dissolution; Certificate of Cancellation of Certificate of Limited Partnership.

     (a) Upon the dissolution of the Partnership, the General Partner shall cause to be filed in the office of the Secretary of State, and on a form prescribed by the Secretary of State of Oregon, a certificate of dissolution. The certificate of dissolution shall set forth the Partnership's name, the Secretary of State's file number for the Partnership, the event causing the Partnership's dissolution and the date of the dissolution.

     (b) Upon the completion of the winding up of the Partnership's affairs, the General Partner shall cause to be filed in the office of, and on a form


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

prescribed by, the Secretary of State of Oregon a certificate of cancellation of the Certificate of Limited Partnership. The certificate of cancellation of the Certificate of Limited Partnership shall set forth the Partnership's name, the Secretary of State's file number for the Partnership, and any other information which the General Partner determines to include therein.

                                  ARTICLE XVI.
                                   AMENDMENTS

     This Agreement may be amended by a majority consent of the Interests of the Partners after a meeting of the Partners pursuant to Section 17.2, which meeting shall be held after proper notice as provided in Section 17.3 of this Agreement. For purposes of this Article XVI, a Partner shall grant its consent to a proposed amendment unless such Partner reasonably determines that the proposed amendment is adverse to the Partner's Interest. Any Amendment to this Agreement that would decrease the rights or increase the obligations of the General Partner hereunder requires the unanimous consent of the Partners.

                                  ARTICLE XVII.
                                  MISCELLANEOUS

     Section 17.1 Voting Rights.

     (a) The Limited Partner shall have no right to vote upon any matters affecting the Partnership, except as provided in this Agreement. Notwithstanding the foregoing, the Limited Partner's and the Special Limited Partner's vote is required:

          (1) to approve or disapprove the Sale or Refinancing of the Apartment Housing prior to such Sale or Refinancing;

          (2) to remove the General Partner and elect a substitute General Partner as provided in this Agreement;

          (3) to elect a successor General Partner upon the Withdrawal of the General Partner;

          (4) to approve or disapprove the dissolution of the Partnership;

          (5) subject to the provisions of Article XVI hereof, to amend this Agreement;

          (6) to approve or disapprove the refinancing of the Mortgage prior to such refinancing; or

          (7) on any other matter requiring the consent or vote of the Limited Partner or the Special Limited Partner in this Agreement.

     (b) On any matter where the Limited Partner has the right to vote, votes may be cast at a duly called meeting of the Partnership or through written action without a meeting.


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

     (c) The Special Limited Partner shall have the right to consent to those actions or inactions of the Partnership and/or General Partner as otherwise set forth in this Agreement, and the General Partner is prohibited from any action or inaction requiring such consent unless such consent has been obtained.

     Section 17.2 Meeting of Partnership.

     Meetings of the Partnership may be noticed either (a) by the General Partner; (b) by the Limited Partner, or (c) by the Special Limited Partner. The notice for a meeting shall specify the purpose of such meeting, and the time and the place of such meeting (which shall be by telephone conference or at the principal place of business of the Partnership). Any Partner calling a Partners' meeting shall provide written notice to all Partners. The meeting shall not be held less than 15 days nor more than 30 days from the Partners' receipt of the notice. All meetings and actions of the Partnership shall be governed in all respects, including matters relating to proxies, record dates and actions without a meeting, by the applicable provisions of the Act, as it shall be amended from time to time.

     Section 17.3 Notices.

     Any notice given pursuant to this Agreement may be served personally on the Partner to be notified, or may be sent by overnight courier, or may be mailed, first class postage prepaid, or by certified mail, to the following address, or to such other address as a party may from time to time designate in writing:

     To the General Partner:         Walker Guardian LLC
                                     4380 S.W. Macadam Avenue, Suite 380
                                     Portland, Oregon 97239
                                     Attn:  Dan Steffey

     To the Limited Partner:         WNC Housing Tax Credit Fund VI
                                     Series 13, L.P.
                                     c/o WNC & Associates, Inc.
                                     17782 Sky Park Circle
                                     Irvine, California  92614-6404
                                     Attn:  David N. Shafer

     To the Special Limited Partner: WNC Housing, L.P.
                                     17782 Sky Park Circle
                                     Irvine, California  92614-6404
                                     Attn:  David N. Shafer

     Section 17.4 Successors and Assigns.

     All the terms and conditions of this Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Partners.


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

     Section 17.5 [Reserved.]

     Section 17.6 Amendment of Certificate of Limited Partnership.

     (a) The General Partner, or any successor General Partner, shall cause to be filed, within 30 days after the happening of any of the following events, an amendment to the Certificate of Limited Partnership reflecting the occurrence of any of the following, if necessary:

          (1) a change in the name of the Partnership;

          (2) a change in the street address of the Partnership's principal executive office;

          (3) a change in the address, or the Withdrawal, of a General Partner, or a change in the address of the agent for service of process, or appointment of a new agent for service of process;

          (4) the admission of a General Partner and that Partner's address; or

          (5) the discovery by the General Partner of any false or erroneous material statement contained in the Certificate of Limited Partnership or any amendment thereto.

     (b) The Certificate of Limited Partnership may also be amended in conformity with this Agreement at any time in any other respect that the General Partner determines.

     (c) The General Partner shall cause the Certificate of Limited Partnership to be amended, when required or permitted as aforesaid, by filing a certificate of amendment thereto in the office of, and on a form prescribed by, the Secretary of State of Oregon. The certificate of amendment shall set forth the Partnership's name, the Secretary of State's file number for the Partnership and the text of the amendment.

     (d) In the event of a Withdrawal or Involuntary Withdrawal of the General Partner, and if such General Partner does not file an amendment to the Certificate of Limited Partnership as specified in this Section 17.6, then the Special Limited Partner is hereby granted the specific authority to sign and file such amendment.

     Section 17.7 Counterparts.

     This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, and said counterparts shall constitute but one and the same instrument which may sufficiently be evidenced by one counterpart.

     Section 17.8 Captions.

     Captions to and headings of the Articles, sections and subsections of this Agreement are solely for the conveniences of the Partners, are not a part of this Agreement, and shall not be used for the interpretation or determination of the validity of this Agreement or any provision hereof.


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

     Section 17.9 Saving Clause.

     If any provision of this Agreement, or the application of such provision to any Person or circumstance, shall be held invalid, the remainder of this Agreement, or the application of such provision to Persons or circumstances other than those as to which it is held invalid, shall not be affected thereby.

     Section 17.10 Certain Provisions.

     If the operation of any provision of this Agreement would contravene the provisions of applicable law, or would result in the imposition of general liability on any Partner, such provisions shall be void and ineffectual.

     Section 17.11 Tax Matters Partner.

     All the Partners hereby agree that the General Partner shall be the "Tax Matters Partner" pursuant to the Code and in connection with any review or examination of the federal income tax returns of the Partnership. At the time of a review, examination, or otherwise, the Tax Matters Partner shall inform the IRS that a copy of all correspondence shall be provided to the Limited Partner.

     The Tax Matters Partner shall furnish or cause to be furnished to each Partner notice and information with respect to the following: closing conference with an examining agent; proposed adjustments, rights of appeal, and requirements for filing a protest; time and place of any appeals conference; acceptance by the Internal Revenue Service of any settlement offer; consent to the extension of the period of limitation with respect to all Partners; filing of a request for administrative adjustment on behalf of the Partnership; filing by the Tax Matters Partner or any other Partner of any petition for judicial review; filing of any appeal with respect to any judicial determination; and a final judicial redetermination.

     (a) If the Tax Matters Partner shall determine to litigate any administrative determination relating to federal income tax matters, then the Tax Matters Partner shall obtain the Consent of the Special Limited Partner to litigate such matter in such court.

     (b) In discharging its duties and responsibilities, the Tax Matters Partner shall act as a fiduciary (1) to the Limited Partner (to the exclusion of the other Partners) insofar as tax matters related to the Tax Credits are concerned, and (2) to all of the Partners in other respects.

     (c) The Partners consent and agree that in connection with any audit, review, examination, or otherwise of the Partnership, or if the Tax Matters Partner withdraws from the Partnership or the Tax Matters Partner becomes Bankrupt, then the Special Limited Partner may become, in its sole discretion, a special general partner, and become the Tax Matters Partner. The Limited Partner will make no claim against the Partnership in respect of any action or omission by the Tax Matters Partner during such time as the Special Limited Partner acts as the Tax Matters Partner.

     (d) Nothing herein shall be construed as a waiver by the Limited Partner of any of its rights under Chapter 63 of the Code. The General Partner shall not enter into any settlement agreement purporting to bind the Limited Partner without the Limited Partner's consent.

     Section 17.12 Expiration of Compliance Period; Option to Acquire.

     (a) Notwithstanding any provision hereof to the contrary (other than this Section 17.12), the Special Limited Partner shall have the right at any time beginning 24 months after the end of the Compliance Period to require, by written notice to the General Partner, that the General Partner promptly submit a written request to the applicable State Tax Credit Agency pursuant to Section 42(h) of the Code (or any successor provision) that such agency endeavor to locate within 1 year from the date of such written request a purchaser for the Apartment Housing who will continue to operate the Apartment Housing as a qualified low-income property, at a purchase price that is not less than the minimum amount set forth in Section 42(h)(6) of the Code (or any successor provision). In the event that the State Tax Credit Agency obtains an offer satisfying the conditions of the preceding sentence, the General Partner shall promptly notify the Special Limited Partner in writing with respect to the terms and conditions of such offer, and, if the Special Limited Partner notifies the General Partner that such offer should be accepted, the General Partner shall cause the Partnership promptly to accept such offer and to proceed to sell the Apartment Housing pursuant to such offer.

     (b) Notwithstanding any other provision of this Agreement to the contrary, the Special Limited Partner shall have the right at any time beginning 24 months after the end of the Compliance Period to require, by written notice to the General Partner (the "Required Sale Notice"), that the General Partner promptly use its best efforts to obtain a buyer for the Apartment Housing on the most favorable terms then available. The General Partner shall submit the terms of any proposed sale to the Special Limited Partner for its approval in the manner set forth in Section 17.12(a) hereof. If the General Partner shall fail to so obtain a buyer for the Apartment Housing within 6 months of receipt of the Required Sale Notice or if the Consent of the Special Limited Partner in its sole discretion shall be withheld to any proposed sale, then the Special Limited Partner shall have the right, for 6 months thereafter, to obtain a buyer for the Apartment Housing on terms acceptable to the Special Limited Partner (but not less favorable to the Partnership than any proposed sale previously rejected by the Special Limited Partner). In the event that the Special Limited Partner so obtains a buyer, it shall notify the General Partner in writing with respect to the terms and conditions of the proposed sale and the General Partner shall cause the Partnership promptly to sell the Apartment Housing to such buyer.

     (c) A sale of the Apartment Housing prior to the end of the Compliance Period may only take place if the conditions of Section 42(j)(6) of the Code (or any successor provision) will be satisfied upon such sale by having the purchaser of the Apartment Housing post the required bond on behalf of the Partnership.

     (d) Option to Acquire. Notwithstanding the provisions of Sections 17.12(a) and (b) above, after the conclusion of the initial term of the Mortgage Loan, the General Partner may give notice (the "General Partner Notice") to the Special Limited Partner and the Limited Partner that it desires to purchase the



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

entire Interests of each of the Special Limited Partner and the Limited Partner in the Partnership. Upon the Special Limited Partner's and the Limited Partner's receipt of the General Partner Notice, the following events shall occur:

          (1) The purchase price of the Interests shall be the greater of (i) the aggregate of the Fair Market Value of the Interest of the Limited Partner and the Fair Market Value of the Interest of the Special Limited Partner or (ii) the "Tax Amount" as hereinafter defined.

          (2) The Limited Partner and the Special Limited Partner shall negotiate with the General Partner for a period of 30 days after the General Partner Notice is received to agree upon the Fair Market Value of their respective Interests. In the event an agreement is not reached within such 30-day period, then the General Partner or the Special Limited Partner may request that the Fair Market Value be determined in accordance with the process set forth below by sending notice (the "Appraisal Notice") of same to the other party within 15 days of the expiration of the 30-day period. If an Appraisal Notice is not sent by either party within such 15-day period, then the General Partner's option shall expire.

          (3) If the respective Fair Market Value of the Interests of the Special Limited Partner and the Limited Partner are not agreed upon as provided above and either the General Partner or the Special Limited Partner issues to the other Person an Appraisal Notice, then the Fair Market Value of such Interests shall be determined by an appraisal. The appraisal shall be conducted by an independent appraiser satisfactory to the General Partner and the Special Limited Partner or, in the event that a single independent appraiser cannot be agreed upon within 30 days following the date of the Appraisal Notice, the General Partner and the Special Limited Partner shall each select an independent appraiser and the appraisers so selected shall select a third independent appraiser. All appraisers so designated shall be experienced in accounting, business or real estate appraisal. The appraiser or appraisers shall determine the Fair Market Value of the Interest of each of the Special Limited Partner and the Limited Partner. The decision of the appraisers (if more than one) shall be made by the majority of such appraisers. The appraiser or appraisers shall render a written report setting forth the Fair Market Value of such Interests, which decision shall be rendered as expeditiously as possible by the appraiser or appraisers and which decision shall be final and binding upon the parties. The reasonable fees and expenses of the appraiser or appraisers shall be paid one-half by the General Partner and one-half by the Limited Partner.

          (4) The "Tax Amount" shall mean the dollar amount computed in the following fashion: The Special Limited Partner and the Limited Partner shall be deemed to have gain in an amount equal to the sum of (i) the amount of cash to be paid pursuant to Section 17.12(d)(1)(i), and (ii) the difference between their respective basis in the Apartment Housing and an amount equal to the total forgiveness of debt which would be realized by the Special Limited Partner and the Limited Partner computed as if the Special Limited Partner and the Limited Partner abandoned their Interests in the Partnership on the date of the General Partner Notice. The Tax Amount shall equal the deemed gain as computed above multiplied by a tax rate(s) applied to such gain. The tax rate shall be the highest corporate rate stated in the Code applicable to the type of income (and if there is more than one rate applicable because of more than one type of income, the different rates shall be applied to the appropriate portions of such income). The Limited Partner shall cooperate to expeditiously determine the Tax Amount.

          (5) Following determination of the purchase price, the General Partner shall have 30 days thereafter to determine whether the General Partner will purchase the Interests of the Special Limited Partner and the Limited Partner at the purchase price so determined. The General Partner shall exercise such right by written notice to the Special Limited Partner and the Limited Partner within such 30-day period, and if such right is not so exercised, the option shall lapse in its entirety.

     (e) If the General Partner determines to proceed with the purchase, the purchase price shall be paid in cash, within 60 days following the giving of the notice required by Section 17.12(d)(5).

     Section 17.13 Number and Gender.

     All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural as the identity of the Person or Persons may require.

     Section 17.14 Entire Agreement.

     This Agreement constitutes the entire understanding between the parties with respect to the subject matter hereof and all prior understandings and agreements between the parties, written or oral, respecting this transaction are merged in this Agreement.

     Section 17.15 Governing Law.

     This Agreement and its application shall be governed by the laws of the State.

     Section 17.16 Attorney's Fees.

     If a suit or action is instituted in connection with an alleged breach of any provision of this Agreement, the prevailing party shall be entitled to recover, in addition to costs, such sums as the court may adjudge reasonable as attorney's fees, including fees on any appeal.

     Section 17.17 Receipt of Correspondence.

     The Partners agree that the General Partner shall send to the Limited Partner and the Special Limited Partner within 5 days of receipt a copy of any correspondence relative to the Apartment Housing's noncompliance with the Mortgage, relative to the Apartment Housing's noncompliance with the Tax Credit rules or regulations, relative to any correspondence from the Mortgage lender and/or relative to the disposition of the Apartment Housing.

     Section 17.18 Security Interest and Right of Set-Off.

     As security for the performance of the respective obligations to which any General Partner may be subject under this Agreement, the Partnership shall have (and each General Partner hereby grants to the Partnership) a security interest in their respective Interests and in all funds distributable to said General Partner to the extent of the amount of such obligation.

     Section 17.19 Signage and Public Relations.

          The General Partner shall allow the Special Limited Partner to place a sign at the Apartment Housing during rehabilitation, which sign shall include the following language: "Financing provided in part by WNC & Associates, Inc." The cost of the sign shall be borne by the Limited Partner. In any Apartment Housing-related web and print media, and in any verbal remarks made in public about the Apartment Housing, the General Partner shall acknowledge the contributions of the Limited Partner. The General Partner shall invite representatives of the Limited Partner to participate in public relations opportunities including, but not limited to, speaking at ground-breaking and ribbon-cutting events. The General Partner will provide the Limited Partner access to the Apartment Housing for the purpose of preparing photographic and/or schematic images of the Apartment Housing and access to such images prepared by the General Partner and will allow the Limited Partner to use any such images for the Limited Partner's or its Affiliates' marketing, including use on websites and in brochures and other printed advertisements.

     Section 17.20 Interim Closing of the Books.

          For tax purposes, the Limited Partner and Special Limited Partner will be treated as having acquired their Interest in the Partnership on August 1, 2006. Furthermore, the Partners agree that the change in ownership pursuant to the admission of the Limited Partner and Special Limited Partner will be accounted for pursuant to Code Section 706(d)(1) and the Company will use the "interim-closing-of-the-books method" to allocate income, loss, deduction, expenses and credits in 2006.


                    [Signatures begin on the following page.]

         IN WITNESS WHEREOF, this Amended and Restated Agreement of Limited Partnership of Pleasant Village Limited Partnership, an Oregon limited partnership, is made and entered into as of the 30th day of August 2006.



                      GENERAL PARTNER:

                      Walker Guardian LLC

                      By:      GM Low Income Housing Management, LLC, Manager

                               By:      Guardian Management, LLC, Manager

                                        By:     Guardian Holding, Inc., Manager

                                                 By:      /s/ THOMAS B. BRENNEKE
                                                          ----------------------
                                                          Thomas B. Brenneke
                                                          President

                      WITHDRAWING LIMITED PARTNER:

                      Walker Bridge, L.L.C.



                      By:    /s/ ROB WALKER
                             -------------------
                             Rob Walker
                             Manager

                      LIMITED PARTNER:

                      WNC Housing Tax Credit Fund VI Series 13, L.P.

                      By:      WNC National Partners, LLC, general partner

                               By:      WNC & Associates, Inc., managing member



                                        By:      /s/ DAVID N. SHAFER
                                                 ------------------------
                                                 David N. Shafer
                                                 Executive Vice President

                     [Signatures continue on the next page.]

                      SPECIAL LIMITED PARTNER:

                      WNC Housing, L.P.

                      By:    WNC & Associates, Inc., general partner

                             By:     /s/ DAVID N. SHAFER
                                     ---------------------------
                                     David N. Shafer
                                     Executive Vice President

                                    EXHIBIT A
                                LEGAL DESCRIPTION


BEING all of Lot 1, Block 1/6279 of Pleasant Village Apartments, an addition to the City of Dallas, Dallas County, Texas, according to the plat thereof recorded in Volume 67131, Page 1115, Map Records, Dallas County, Texas, and being more particularly described as follows:

BEGINNING at a found "X" cut in paving 30.00 feet East of the original center line of Jim Miller Road (100 foot R.O.W.);

THENCE, North 01 degrees 28 minutes 00 seconds West a distance of 606.81 feet parallel with and 30.00 feet East of the original center line of Jim Miller Road (100 foot R.O.W.) to a found "X" cut in paving for corner;

THENCE North 89 degrees 55 minutes 00 seconds East a distance of 1256.88 feet departing said Jim Miller Road (100 foot R.O.W.) to a point for corner in a flowing creek;

THENCE South 18 degrees 35 minutes 00 seconds West a distance of 131.95 feet to a point for corner in a flowing creek;

THENCE South 00 degrees 05 minutes 00 seconds East a distance of 481.00 feet to a found iron pin for corner;

THENCE South 89 degrees 55 minutes 00 seconds West a distance of 1200.00 feet along back to the PLACE OF BEGINNING and CONTAINING 16.86 acres (734,293 square feet) of land, more or less.


















                                   Exhibit A

                                    EXHIBIT B
                              FORM OF LEGAL OPINION

                                 August __, 2006

WNC Housing Tax Credit Fund VI Series 13, L.P.
WNC Housing, L.P.
c/o WNC & Associates, Inc.
17782 Sky Park Circle
Irvine, California  92614-6404

         Re:      Pleasant Village Limited Partnership

Ladies and Gentlemen:


         You have requested our opinion with respect to certain matters in connection with the investment by WNC Housing Tax Credit Fund VI Series 13, L.P., a California limited partnership (the "Limited Partner"), and WNC Housing, L.P., a California limited partnership (the "Special Limited Partner"), in Pleasant Village Limited Partnership, an Oregon limited partnership (the "Operating Partnership"), formed to own, develop, rehabilitate, finance and operate an apartment complex for low-income persons (the "Apartment Housing") in Dallas, Dallas County, Texas. The withdrawing limited partner of the Operating Partnership is Walker Bridge, L.L.C., a Louisiana limited liability company (the "Withdrawing Limited Partner"). The general partner of the Operating Partnership is Walker Guardian LLC, an Oregon limited liability company (the "General Partner"). The developer of the Apartment Housing is Guardian Affordable Housing Development LLC (the "Developer"). The guarantor of certain obligations of the General Partner are Thomas B. Brenneke, Rob Walker and Guardian Management LLC (the "Guarantor"). With respect to this opinion, we represent the Operating Partnership, the General Partner, the Developer, Guardian Management, LLC, and Thomas B. Brenneke.

         In rendering the opinions stated below, we have examined and relied upon the following:

                  (i) Certificate in Support of Legal Opinion re Guardian Management LLC;

                  (ii) Certificate in Support of Legal Opinion re Walker Guardian LLC;

                  (iii) Certificate in Support of Legal Opinion re Guardian Holding, Inc.;

                  (iv) Certificate in Support of Legal Opinion re Guardian Affordable Housing Development LLC;

                  (v) Amended and Restated Agreement of Limited Partnership for the Operating Partnership (the "Partnership Agreement");

                  (vi) the Certification and Agreement entered into by the Operating Partnership, the General Partner, the Withdrawing Limited Partner, the Special Limited Partner, and WNC & Associates, Inc., attached as Exhibit C to the Partnership Agreement and dated ____;


                                   Exhibit B

                  (vii) the Amended and Restated Development Fee Agreement entered into by the Developer and the Operating Partnership and dated _____, (the "Development Agreement");

                  (viii) the Development Fee Guaranty Agreement, entered into by the Guarantor and the Operating Partnership and dated _________;

                  (ix) the Development, Construction, and Operating Budget Agreement, entered into by the General Partner, the Limited Partner, and the Special Limited Partner and dated _________;

                  (x) the Construction Completion, Operating Deficit, and Tax Credit Guaranty Agreement, entered into by the Guarantor, the Operating Partnership, and the Limited Partner and dated _________;

                  (xi) the Construction Monitoring Agreement, entered into by the Operating Partnership, the General Partner, U.S. Bank National Association, and [Disbursement Agent Name] and dated _________;

                  (xii) the allocation letter from the Texas Department of Housing and Community Affairs (the "State Housing Finance Agency") dated _________, 200_;

                  (xiii) Memorandum re Litigation Search, prepared by Jeanie Lihs dated ___________; and

                  (xiv) such other documents, records and instruments as we have deemed necessary in order to enable us to render the opinions referred to in this letter.

         For purposes of rendering the opinions stated below we have assumed that, in those cases in which we have not been involved directly in the preparation, execution or the filing of a document, (a) the document reviewed by us is an original document, or a true and accurate copy of the original document, and has not been subsequently amended, (b) the signatures on each original document are genuine, and (c) each party, other than the Operating Partnership, the General Partner, the Developer, Guardian Management, LLC, and Mr. Thomas B. Brenneke, who executed the document had proper authority and capacity to do so.

         Based on the foregoing, we are of the opinion that:

         (a) Walker Guardian LLC, the General Partner, is a limited liability company duly formed and validly existing under the laws of the State of Oregon and has full power and authority to enter into and perform its obligations under the Partnership Agreement and the other agreements referenced above to which it or the Operating Partnership is a party (the "Related Agreements").

         (b) The Operating Partnership is a limited partnership duly formed and validly existing under the laws of the State of Oregon and the Partnership Agreement and the Related Agreements conform with Oregon law.


                                   Exhibit B

         (c) The Operating Partnership has full power and authority to own, develop, rehabilitate, finance, and operate the Apartment Housing and to otherwise conduct business under the Partnership Agreement and the Related Agreements.

         (d) Execution of the Partnership Agreement and the Related Agreements by the General Partner and the Operating Partnership, as applicable, has been duly and validly authorized by or on behalf of the General Partner and the Partnership, as applicable, having been executed and delivered in accordance with its terms, each of the Partnership Agreement and the Related Agreements constitutes the valid and binding agreement of the General Partner and the Operating Partnership, as applicable, enforceable in accordance with its terms.

         (e) Based solely on the Certificate in Support of Legal Opinions re referred to in (i) to (iv) above and our actual knowledge after due inquiry, the execution and delivery of the Partnership Agreement and the Related Agreements by the General Partner do not conflict with and will not result in a breach of any of the terms, provisions or conditions of any agreement or instrument to which any of the General Partner, the Operating Partnership, the Developer or the Guarantor is a party or by which any of them may be bound, or any order, rule, or regulation applicable to any of such parties of any court or governmental body or administrative agency having jurisdiction over any of such parties or over the property.

         (f) Based solely on our actual knowledge and the Certificate in Support of Legal Opinions re referred to in (i) to (iv) above, there is no litigation or governmental proceeding pending or threatened against, or involving the Apartment Housing, the Operating Partnership, or any General Partner, the Guarantor, or the Developer except as disclosed in the Memorandum re Litigation Search referred to in (xiii) above.

         (g) The Limited Partner and the Special Limited Partner have been admitted to the Operating Partnership as partners of the Operating Partnership under Oregon law and are entitled to all of the rights of partners under the Partnership Agreement. Except as described in the Partnership Agreement, no person is a partner of or has any legal or equitable interest in the Operating Partnership, and all former partners of record or to which counsel has actual knowledge have validly withdrawn from the Operating Partnership and have released any claims against the Operating Partnership arising out of their participation as partners therein.

         (h) Liability of the Limited Partner and the Special Limited Partner for obligations of the Operating Partnership is limited to the amount of their capital contributions required by the Partnership Agreement.

         (i) Except for the carve-out provisions included in the Mortgage for certain acts, neither the General Partner of the Operating Partnership nor the Limited Partner nor the Special Limited Partner has any liability for the Mortgage (as such term is defined in the Partnership Agreement), and the lender of the Mortgage Loan will look only to its security in the Apartment Housing for repayment of the Mortgage Loan.

         (j) Based solely on the title report, the Operating Partnership owns a fee simple interest in the Apartment Housing.


                                   Exhibit B

         (k) Based solely on the Certificate in Support of Legal Opinions re referred to in (i) to (iv) above and our actual knowledge, the Operating Partnership, the General Partner, the Developer and the Guarantor have obtained all consents, permissions, licenses, approvals, or orders required by all applicable governmental or regulatory agencies for the development, rehabilitation and operation of the Apartment Housing.

         (l) [Intentionally Omitted]

         (m) Guarantor Guardian Management LLC is duly organized and is validly existing under the laws of the State of Oregon, is qualified to do business in Texas, and has all requisite power and authority to own and operate its properties and to carry on its business as now conducted.

         (n) Each Guarantor (i) has full power and authority to execute, deliver and perform its obligations under and (ii) has duly authorized the execution, delivery and performance of the Development Fee Guaranty Agreement and the Construction Completion, Operating Deficit and Tax Credit Guaranty Agreement (collectively, the "Guaranty"). The Guaranty has been duly executed and delivered by the Guarantor and constitutes the legal, valid and binding obligation of the Guarantor enforceable in accordance with its terms except as the enforceability thereof may be limited by applicable bankruptcy, reorganization, insolvency, moratorium or other similar laws affecting the enforcement of creditor's rights generally and general principles of equity (regardless of whether enforceability is considered a proceeding at law or equity).

         (o) The Developer was incorporated, duly organized, and is validly existing under the laws of the State of Oregon, is qualified to do business in Texas, and has all requisite power and authority to own and operate its properties and to carry on its business as now conducted.

         (p) The Developer (i) has full power and authority to execute, deliver, and perform its obligations under, and (ii) has duly authorized the execution, delivery, and performance of the Development Agreement. The Development Agreement has been duly executed and delivered by the Developer and constitutes the legal, valid and binding obligation of the Developer enforceable in accordance with its terms except as the enforceability thereof may be limited by applicable bankruptcy, reorganization, insolvency, moratorium or other similar laws affecting the enforcement of creditor's rights generally and general principles of equity (regardless of whether enforceability is considered a proceeding at law or equity).

         Whenever the phrase "our actual knowledge" or any variation thereof is used in this opinion, the subject modified by such phrase is limited to matters within the present actual knowledge of Ronald A. Shellan and Steven L. Christensen, and Catherine A. Shaw, the lawyers in this firm actively engaged in the representation of the General Partner, Developer and Guarantor, and, solely for purposes of paragraph (f) above, the person performing the searches used to prepare the Memorandum re Litigation Search, shall mean only the conscious awareness of facts or other information by such lawyers, and shall not include any knowledge that may be imputed to such individuals by constructive notice or other means or imply that any inquiry has been undertaken by such individuals with respect to any of such matters except to the extent that facts and circumstances presented to such individuals would compel a prudent lawyer to make further inquiry when presented with the same facts and circumstances.



                                   Exhibit B

         The lawyer executing this opinion is a member of the Bar of the State of Oregon and expresses no opinion as to the laws applicable in any other jurisdiction. All of the opinions set forth above are qualified to the extent that the validity of any provision of any agreement may be subject to or affected by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally. We do not express any opinion as to the availability of any equitable or specific remedy upon any breach of any of the covenants, warranties, or other provisions contained in any agreement. We have not examined, and we express no opinion with respect to, the applicability of, or liability under, any Federal, state or local law, ordinance or regulation governing or pertaining to environmental matters, hazardous wastes, toxic substances or the like.

         For purposes of paragraph (e) above, the term "due inquiry" shall be limited to discussions concerning the subject matter of paragraph (e) between the lawyers executing this opinion and the principal(s) of the persons providing the Certificates in Support of Legal Opinions referenced therein.

         We express no opinion as to any matter except those set forth above. These opinions are rendered for use by the Limited Partner, its Assignees, the Special Limited Partner, and their legal counsel which may rely on this opinion. This opinion may not be delivered to or relied upon by any other person or entity without our express written consent.


                                            Very truly yours,





                                            Miller Nash LLP














                                   Exhibit B

                                    EXHIBIT C
                           CERTIFICATION AND AGREEMENT

         CERTIFICATION AND AGREEMENT made as of the date written below by Pleasant Village Limited Partnership, an Oregon limited partnership (the "Partnership"); Walker Guardian LLC, an Oregon limited liability company (the "General Partner"); and Walker Bridge, L.L.C., a Louisiana limited liability company (the "Withdrawing Limited Partner") for the benefit of WNC Housing Tax Credit Fund VI Series 13, L.P., a California limited partnership (the "Limited Partner"), and WNC & Associates, Inc., a California corporation ("WNC").

         WHEREAS, the Partnership proposes to admit the Limited Partner as a partner thereof pursuant to an Amended and Restated Agreement of Limited Partnership of the Partnership (the "Partnership Agreement"), in accordance with which the Limited Partner will make substantial capital contributions to the Partnership; and

         WHEREAS, the Limited Partner and WNC have relied upon certain information and representations described herein in evaluating the merits of investment by the Limited Partner in the Partnership;

         NOW, THEREFORE, to induce the Limited Partner to enter into the Partnership Agreement and become a Limited Partner of the Partnership, and for $1.00 and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Partnership, the General Partner and the Withdrawing Limited Partner hereby agree as follows for the benefit of the Limited Partner and WNC.


1. Representations, Warranties, and Covenants of the Partnership, the General Partner, and the Withdrawing Limited Partner.

         The Partnership, the General Partner, and the Withdrawing Limited Partner jointly and severally represent, warrant, and certify to the Limited Partner and WNC that, with respect to the Partnership, as of the date hereof:

         1.1 The Partnership is duly organized and validly existing as a limited partnership pursuant to the laws of the state of its formation with full power and authority to own its apartment housing (the "Apartment Housing") and conduct its business; the Partnership, the General Partner and the Withdrawing Limited Partner have the power and authority to enter into and perform this Certification and Agreement; the execution and delivery of this Certification and Agreement by the Partnership, the General Partner and the Withdrawing Limited Partner have been duly and validly authorized by all necessary action; the execution and delivery of this Certification and Agreement, the fulfillment of its terms and consummation of the transactions contemplated hereunder do not and will not conflict with or result in a violation, breach or termination of or constitute a default under (or would not result in such a conflict, violation, breach, termination or default with the giving of notice or passage of time or both) any other agreement, indenture or instrument by which the Partnership or any General Partner or Withdrawing Limited Partner is bound or any law, regulation, judgment, decree or order applicable to the Partnership or any General Partner or Withdrawing Limited Partner or any of their respective


                                   Exhibit C
properties; this Certification and Agreement constitutes the valid and binding agreement of the Partnership, the General Partner and the Withdrawing Limited Partner, enforceable against each of them in accordance with its terms.

         1.2 The General Partner has delivered to the Limited Partner, WNC or their affiliates all documents and information which would be material to a prudent investor in deciding whether to invest in the Partnership. All factual information provided to the Limited Partner, WNC or their affiliates either in writing or orally, did not, at the time given, and does not, on the date hereof, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they are made.

         1.3 Each of the representations and warranties contained in the Partnership Agreement is true and correct as of the date hereof.

         1.4 Each of the covenants and agreements of the Partnership and the General Partner contained in the Partnership Agreement has been duly performed to the extent that performance of any covenant or agreement is required on or prior to the date hereof.

         1.5 All conditions to admission of the Limited Partner as the Limited Partner of the Partnership contained in the Partnership Agreement have been satisfied.

         1.6 No default has occurred and is continuing under the Partnership Agreement or any of the Project Documents (as such term is defined in the Partnership Agreement) for the Partnership.

         1.7 The Partnership will allocate to the Limited Partner the Projected Annual Tax Credits, or the Revised Projected Tax Credits, if applicable.

         1.8 The General Partner agrees to take all actions necessary to claim the Projected Tax Credit, including, without limitation, the filing of Form(s) 8609 with the Internal Revenue Service.

         1.9 No person or entity other than the Partnership or leasehold tenants holds any equity interest in the Apartment Housing.

         1.10 The Partnership has the sole responsibility to pay all maintenance and operating costs, including all taxes levied and all insurance costs, attributable to the Apartment Housing.

         1.11 The Partnership, except to the extent it is protected by insurance and excluding any risk borne by lenders and the Guarantor, bears the sole risk of loss if the Apartment Housing is destroyed or condemned or there is a diminution in the value of the Apartment Housing.

         1.12 No person or entity except the Partnership has the right to any proceeds, after payment of all indebtedness, from the sale, refinancing, or leasing of the Apartment Housing.




                                   Exhibit C

         1.13 To the best knowledge of the General Partner, no General Partner is related in any manner to the Limited Partner, nor is any General Partner acting as an agent of the Limited Partner.

         1.14 To the best knowledge of the General Partner, no event has occurred which would have a material adverse change on the Limited Partner's investment.

         1.15 Except as described in the Partnership Agreement, no person is a partner of or has any legal or equitable interest in the Operating Partnership, and all former partners of record or known to counsel have validly withdrawn from the Operating Partnership and have released any claims against the Partnership arising out of their participation as partners therein.

         1.16 There is no litigation or governmental proceeding pending or threatened against, or involving the Apartment Housing, the Partnership, or any General Partner, the Guarantor, or the Developer which would materially adversely affect the condition (financial or otherwise) or business of the Apartment Housing, the Partnership or any of the partners of the Partnership.

2.       Miscellaneous.

         2.1 This Certification and Agreement is made solely for the benefit of the Limited Partner and WNC, and their respective successors and assignees, and no other person shall acquire or have any right under or by virtue of this Agreement.

         2.2 This Certification and Agreement may be executed in several counterparts, each of which shall be deemed to be an original, all of which together shall constitute one and the same instrument.

         2.3 Capitalized terms used but not defined in this Certification and Agreement shall have the meanings given to them in the Partnership Agreement.

                    [Signatures begin on the following page.]















                                   Exhibit C

         IN WITNESS WHEREOF, this Certification and Agreement is made and entered into as of the 30th day of August 2006.



                      PARTNERSHIP:

                      Pleasant Village Limited Partnership

                      By:   Walker Guardian LLC, General Partner

                            By:   GM Low Income Housing Management, LLC, Manager

                                  By:   Guardian Management LLC, Manager

                                        By:  Guardian Holding, Inc., Manager



                                             By:   /s/ THOMAS B. BRENNEKE
                                                   ---------------------------
                                                   Thomas B. Brenneke
                                                   President

                      GENERAL PARTNER:

                      Walker Guardian LLC

                      By:   GM Low Income Housing Management, LLC, Manager

                            By:   Guardian Management LLC, Manager

                                  By:   Guardian Holding, Inc., Manager



                                        By:  /s/ THOMAS B. BRENNEKE
                                             ----------------------------
                                             Thomas B. Brenneke
                                             President


                    [Signatures continued on the next page.]






                                   Exhibit C

                      WITHDRAWING LIMITED PARTNER:

                      Walker Bridge, L.L.C.



                      By:    /s/ ROB WALKER
                             --------------------------
                             Rob Walker
                             Manager






























                                   Exhibit C

                                    EXHIBIT D
                         FORM OF COMPLETION CERTIFICATE
                   (to be used when rehabilitation completed)


                             COMPLETION CERTIFICATE

         The undersigned, an construction inspector duly licensed and registered in the State of Texas, has reviewed the Construction Contract, final working plans and detailed specifications for Pleasant Village Limited Partnership, an Oregon limited partnership (the "Partnership") in connection with the rehabilitation of improvements on certain real property located in Dallas, Dallas County, Texas (the "Improvements").

         The undersigned hereby certifies (i) that the Improvements have been "substantially completed" in accordance with the Construction Contract, (ii) that all permits required for the continued use and occupancy of the Improvements have been issued with respect thereto by the governmental agencies having jurisdiction thereof, (iii) that the Improvements are in compliance with all requirements and restrictions of all governmental authorities having jurisdiction over the Improvements, including, without limitation, all applicable zoning, building, environmental, fire, and health ordinances, rules and regulations and (iv) that all contractors, subcontractors, suppliers and workmen who worked on the Improvements have issued lien releases and have been paid in full except for normal retainages and amounts in dispute.


                                        CONSTRUCTION INSPECTOR:

                                        -----------------------------

                                        By:      ___________________________
                                                 [Name]
                                                 [Title]


                       Date: ____________________________



                     [Signatures continue on the next page.]





                                   Exhibit D

                           Confirmed by:


                           GENERAL PARTNER:

                           Walker Guardian LLC, an Oregon limited liability company

                           By:   GM Low Income Housing Management, LLC, Manager

                                 By:   Guardian Management, LLC, Manager

                                       By:    Guardian Holding, Inc., Manager



                                              By:    ________________________
                                                     Thomas B. Brenneke
                                                     President


                           Date: ____________________________




























                                   Exhibit D

                                    EXHIBIT E
                            ACCOUNTANT'S CERTIFICATE
                            [Accountant's Letterhead]

_______________, 200_

WNC Housing Tax Credit Fund VI Series 13, L.P.
c/o WNC & Associates, Inc.
17782 Sky Park Circle
Irvine, California  92614-6404

         Re:      Pleasant Village Limited Partnership
                  Certification as to Amount of Eligible Tax Credit Base

Ladies and Gentlemen:


         In connection with the acquisition by WNC Housing Tax Credit Fund VI Series 13, L.P. (the "Limited Partner") of a partnership interest in Pleasant Village Limited Partnership, an Oregon limited partnership (the "Partnership"), which owns a certain parcel of land located in Dallas, Dallas County, Texas and improvements thereon (the "Apartment Housing"), the Limited Partner has requested our certification as to certain issues including the amount of low-income housing tax credits ("Tax Credits") available with respect to the Apartment Housing under Section 42 of the Internal Revenue Code of 1986, as amended (the "Code"). Based upon our review of [the financial information provided by the Partnership] of the Partnership, we are prepared to file the Federal information tax return of the Partnership claiming annual Tax Credits in the amount of $[amount], which amount is based on an eligible basis (as defined in Section 42(d) of the Code) of the Apartment Housing of $[amount], a qualified basis (as defined in Section 42(c) of the Code) of the Apartment Housing of $[amount] and an applicable percentage (as defined in Section 42(b) of the Code) of [percent]%.

                                   Sincerely,



                                   -------------------------
                                   Blume Loveridge & Company PLLC















                                   Exhibit E

                                    EXHIBIT F
                            CONTRACTOR'S CERTIFICATE
                            [Contractor's Letterhead]



_______________, 200_

WNC Housing Tax Credit Fund VI Series 13, L.P.
c/o WNC & Associates, Inc.
17782 Sky Park Circle
Irvine, California  92614-6404

         Re:      Pleasant Village Limited Partnership

Ladies and Gentlemen:


         The undersigned, Penco Construction Company of Dallas, Inc. (hereinafter referred to as "Contractor"), has furnished or through various contractors, sub-contractors, or material suppliers has contracted to furnish labor, services or materials to satisfy the Construction Contract (hereinafter collectively referred to as the "Work") in connection with the improvement of certain real property known as Pleasant Village Apartments located in Dallas, Dallas County, Texas (hereinafter known as the "Apartment Housing"). Any terms not defined herein shall have the meaning ascribed in the Amended and Restated Agreement of Limited Partnership of Pleasant Village Limited Partnership.

         Contractor makes the following representations, warranties and covenants regarding the Work at the Apartment Housing with full knowledge that the Limited Partner will rely on these representations, warranties and covenants as a condition to making its Capital Contribution payment to Pleasant Village Limited Partnership:

         o Work on said Apartment Housing has been performed and completed in accordance with the Plans and Specifications for the Apartment Housing.

         o Contractor acknowledges Pleasant Village Limited Partnership is not in violation of any terms and conditions of the Construction Contract.

         o Contractor acknowledges that the Construction Contract has been paid in full and all liens for the Work have been released.


         The undersigned has personal knowledge of the matters stated herein and is authorized and fully qualified to execute this document on behalf of the Contractor.


                                   Exhibit F

                                   Penco Construction Company of Dallas, Inc.



                                   By:      ___________________________
                                            Name:    ____________________
                                            Title:   ____________________





























                                   Exhibit F

                                    EXHIBIT G
                              DEPRECIATION SCHEDULE

Real Property: Use Modified Accelerated Cost Recovery System ("MACRS") 27.5 year straight-line depreciation using the mid-month. Real property includes buildings and building improvements.

Personal Property: Use 5-year recovery period using mid-year 200% declining balance, if it relates to residential real estate. Personal property related to commercial space must use a 7-year recovery period using mid-year 200% declining balance.

The following costs have a 5-year recovery period:
     o Removable appliances (not central climate control system equipment or water heaters)
     o   Draperies, blinds and shades, if they would be reusable if removed
     o   Carpeting, if its removal would not destroy the underlying floor
     o Vinyl flooring, if its removal would be easy and not destroy the underlying floor
     o   Common area furnishings
     o   Photocopy equipment
     o   Calculators, adding machines
     o   Typewriters
     o   Computers
     o   Wall coverings, if their removal would not destroy the underlying wall
     o   Exit signs
     o Security systems (not fire protection system, sprinkler system, smoke detectors, or fire escapes)
     o   Outdoor security lighting (not parking lot lighting)
     o   Fire extinguishers
     o Decorative lighting and sconces (not light fixtures for central lighting)
     o   Outdoor decorative lighting, such as that lighting signs
     o   Telephone systems
     o   Corridor handrails (not bathroom or stairway)
     o   Raised floors to accommodate wiring in computer rooms

         The following costs have a 7-year recovery period with a mid-year 200% declining balance:
     o   Office furnishings
     o   Cabinets and shelving
     o   Bulletin boards
     o   Conference or meeting room movable partitions

         A percentage of the development fee is also allowed in personal property. The percentage is calculated by taking the ratio of personal property cost, excluding development fee, to total development costs and multiplying the development fee by the calculated ratio.

Land improvements Cost Recovery: Use 15-year recovery period using mid-year 150% declining balance. The following costs have a 15-year recovery period. Items


                                   Exhibit G
allowed in this section are costs attributable to excavation, grading, and removing soil necessary to the proper setting of buildings. Other costs allowable in this section are as follows:
     o   Roads and sidewalks
     o   Concrete work (curb and gutter)
     o   Fencing
     o Landscaping (including, but not limited to, trees and shrubs) around the building which would be destroyed if the building were replaced
     o   Decorative walls which are part of the landscaping
     o   Parking lot (resurfacing it later is deducted as an expense)
     o Initial parking lot striping (restriping it later is deducted as an expense)
     o   Street lights and signs
     o   Signs which identify the property or provide directions
     o   Parking lot lighting (not outdoor security lighting)
     o   Playground equipment
     o   Basketball court and backboard
     o   Tennis courts
     o   Swimming pools
     o   Jogging trails
     o   Flag pole
     o   Wastewater treatment plant and lift station to handle raw sewage
     o   Interest expense capitalized and related to any of the above costs
     o The pro rata portion of the general contractor/construction company profit, overhead, and general requirements and conditions allocable to items with a 15-year cost recovery period
     o The pro rata portion of the development fee, profit, and overhead allocable to items with a 15-year cost recovery period

Recovery of costs of sanitary sewer system and water utility/distribution system, including the sewer system outside the buildings: the following costs have a 20-year recovery period - 150% declining balance mid-year convention.

     o   Fire hydrants
     o   Manhole rings and covers
     o   Watermeter
     o   Gate valves
     o   Flushing hydrants
     o   Cast iron fittings
     o   Valve boxes
     o   Air release valves
     o   Tapping sleeves
     o   PVC water pipe (outside)
     o   PVC sewer pipe (outside)
     o   PVC sewer fittings


                                   Exhibit G

                                   EXHIBIT H

                              REPORT OF OPERATIONS

QUARTER ENDED: ____________________, 200_


-------------------------------------       -----------------------------------
LOCAL PARTNERSHIP:
-------------------------------------       -----------------------------------

-------------------------------------       -----------------------------------
GENERAL PARTNER:
-------------------------------------       -----------------------------------
-------------------------------------       -----------------------------------
Firm Name:
-------------------------------------       -----------------------------------
-------------------------------------       -----------------------------------
Address:
-------------------------------------       -----------------------------------
-------------------------------------       -----------------------------------
City, State, Zip:
-------------------------------------       -----------------------------------
-------------------------------------       -----------------------------------
Phone:
-------------------------------------       -----------------------------------

-------------------------------------       -----------------------------------
PROPERTY NAME:
-------------------------------------       -----------------------------------
-------------------------------------       -----------------------------------
Address:
-------------------------------------       -----------------------------------
-------------------------------------       -----------------------------------
City, State, Zip:
                                            -----------------------------------
-------------------------------------       -----------------------------------
Resident Manager:
-------------------------------------       -----------------------------------
-------------------------------------       -----------------------------------
Phone:
-------------------------------------       -----------------------------------

-------------------------------------       -----------------------------------
ACCOUNTANT:
-------------------------------------       -----------------------------------
-------------------------------------       -----------------------------------
Firm:
-------------------------------------       -----------------------------------
-------------------------------------       -----------------------------------
Address:
-------------------------------------       -----------------------------------
-------------------------------------       -----------------------------------
City, State, Zip:
-------------------------------------       -----------------------------------
-------------------------------------       -----------------------------------
Phone:
-------------------------------------       -----------------------------------

------------------------------------        -----------------------------------
MANAGEMENT COMPANY
-------------------------------------       -----------------------------------
-------------------------------------       -----------------------------------
Address:
-------------------------------------       -----------------------------------
-------------------------------------       -----------------------------------
City, State, Zip:
-------------------------------------       -----------------------------------
-------------------------------------       -----------------------------------
Phone:
-------------------------------------       -----------------------------------
-------------------------------------       -----------------------------------
Contact:
-------------------------------------       -----------------------------------

-------------------------------------------------------------------------------

                              OCCUPANCY INFORMATION

A. Number of Apartment Units_____ Number of RA Units_____
                                                Number of Section 8 Tenants ____


B. Occupancy for the Quarter has: Increased ____ Decreased_____
                                                         Remained the Same _____


C. Number of:  Move-Ins ______   Move-Outs __________   % of Occupancy ______


D. Average length of tenant residency:   1-6 months ______   6-12 months ______

                                         1-3 years  ______   Over 4 years_____


E. Number of Basic rent qualified applicants on waiting list:  ________

F. If the apartments are less than 90% occupied, please explain why and describe what efforts are being made to lease-up remaining units.

 ___________________________________________________________________________

G. On site manager:   Full Time__________  Part Time____________.

   If part-time, the number of hours per week_____________.










                                      Exhibit H

                             OPERATIONAL INFORMATION

               Rent Schedule and Increases from Previous Quarter

                       Number     Monthly Rent       Rent Increases    Effective
                       of Units   Basic / Market    Amount    Percent    Date

1 Bedroom              ________   ______________    _______   _______  ________

2 Bedroom              ________   ______________    _______   _______  ________

3 Bedroom              ________   ______________    _______   _______  ________


                              PROPOSED MAINTENANCE

                                       Completed        Funded by
   Type                Description        or          Operations or     Amount
                                        Planned         Reserves
------------------------------------------------------------------------------
Interior Painting
------------------------------------------------------------------------------
Exterior Painting
------------------------------------------------------------------------------
Siding
------------------------------------------------------------------------------
Roofing
------------------------------------------------------------------------------
Drainage
------------------------------------------------------------------------------
Paving
------------------------------------------------------------------------------
Landscaping
------------------------------------------------------------------------------
Playground
------------------------------------------------------------------------------
Community Room
------------------------------------------------------------------------------
Laundry Room
------------------------------------------------------------------------------
Common Areas
------------------------------------------------------------------------------
Carpet
------------------------------------------------------------------------------
Appliances
------------------------------------------------------------------------------
Lighting
------------------------------------------------------------------------------
Other
------------------------------------------------------------------------------

------------------------------------------------------------------------------

Please describe in detail any major repairs:

------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

                                      Exhibit H

                              CONDITION OF PROPERTY

The overall appearance of the building(s) is:

Excellent                  Good                     Fair                Bad


The overall appearance of the grounds is:

Excellent                  Good                     Fair                 Bad


                               EXTERIOR CONDITION
(Please Check Appropriate Box)
------------------------------------------------------------------------------
Type of Condition        Excellent       Good          Fair    Problems/Comments
------------------------------------------------------------------------------
Signage
-------------------------------------------------------------------------------
Parking Lots
-------------------------------------------------------------------------------
Office/Storage
-------------------------------------------------------------------------------
Equipment
-------------------------------------------------------------------------------
Community Building
-------------------------------------------------------------------------------
Laundry Room
-------------------------------------------------------------------------------
Benches/Playground
-------------------------------------------------------------------------------
Lawns, Plantings
-------------------------------------------------------------------------------
Drainage, Erosion
-------------------------------------------------------------------------------
Carports
-------------------------------------------------------------------------------
Fences
-------------------------------------------------------------------------------
Walks/Steps/Guardrails
-------------------------------------------------------------------------------
Lighting
-------------------------------------------------------------------------------
Painting
-------------------------------------------------------------------------------
Walls/Foundation
-------------------------------------------------------------------------------
Roof/Flashing/Vents
-------------------------------------------------------------------------------
Gutters/Splashblocks
-------------------------------------------------------------------------------
Balconies/Patios
-------------------------------------------------------------------------------
Doors Windows/Screens
-------------------------------------------------------------------------------
Elevators
-------------------------------------------------------------------------------


                               INTERIOR CONDITION
-------------------------------------------------------------------------------
Stairs
-------------------------------------------------------------------------------
Flooring
-------------------------------------------------------------------------------
Doors/Cabinets/Hardware
-------------------------------------------------------------------------------
Drapes/Blinds
-------------------------------------------------------------------------------

Interior Painting
-------------------------------------------------------------------------------
Refrig/Stoves/Sinks
-------------------------------------------------------------------------------
Bathroom/Tubs/Showers
    Toilets
-------------------------------------------------------------------------------






                                      Exhibit H

                                FINANCIAL STATUS

A. Replacement Reserve is: Fully-funded Under-funded Amount (complete attached schedule)
       Tax/Insurance Escrow is: Fully-funded Under-funded Amount (complete attached schedule)
       Property is operating at a:    Surplus      Deficit          Amount

       If deficit, General Partner funding?        Yes     No       Amount

       Mortgage Payments are:   On Schedule        Delinquent       Amount

       Are the taxes current?          Yes         No
       (please provide copy of paid tax bill)
       Is the insurance current?       Yes         No        Renewal Date
       (please provide copy of yearly renewal)

B.     Please note and explain any significant changes in the following:

       Administrative Expense       Increase        Decrease         Amount

       ------------------------------------------------------------------------

       ------------------------------------------------------------------------

       Repairs/Maintenance Expense  Increase        Decrease         Amount

       ------------------------------------------------------------------------

       ------------------------------------------------------------------------

       Utility Expense              Increase        Decrease         Amount

       ------------------------------------------------------------------------

       ------------------------------------------------------------------------

       Taxes/Insurance Expense      Increase        Decrease         Amount

       ------------------------------------------------------------------------

       ------------------------------------------------------------------------


C.     Do you anticipate making a return to owner distribution?   Yes      No


       Explanation:
       ------------------------------------------------------------------------

       ------------------------------------------------------------------------

D.     Please explain in detail any change in the financial condition:

       ------------------------------------------------------------------------

       ------------------------------------------------------------------------
E.     Any insurance claims files?  Yes______   No______
       If yes, please explain:
       ------------------------------------------------------------------------



                                      Exhibit H

                              SCHEDULE OF RESERVES

                            Replacement    Tax & Insurance    Other      Total


Beginning Balance:        -----------       ----------       -------    -------
Deposits:

       ----------         -----------       ----------       -------    -------

       ----------         -----------       ----------       -------    -------

       ----------         -----------       ----------       -------    -------

Total Deposits            -----------       ----------       -------    -------

Authorized Disbursements: -----------       ----------       -------    -------
       Description:

       ---------         -----------        ----------       -------    -------

       ---------         -----------        ----------       -------    -------

       ---------         -----------        ----------       -------    -------

       ---------         -----------        ----------       -------    -------

       ---------         -----------        ----------       -------    -------

       ---------         -----------        ----------       -------    -------

Total Disbursements:     -----------        ----------       --------    ------

Ending Balance: (1)      -----------        ----------       --------    ------

Required Balance:        -----------        ----------       --------    ------

Over/under funding:      -----------        ----------       --------    ------

(1) Must agree with amount shown on the balance sheet.


Prepared By:                                        Date:
-------------------------------------------------------------------------------
Firm:                                               Telephone:
-------------------------------------------------------------------------------

Reminder: Please include the following documents:

              1. Completed Report of Operations
              2. Balance Sheet
              3. Statement of Income & Expenses
              4. Rent roll for quarter ending
              5. Tax Credit Compliance Report



                                      Exhibit H

                          INITIAL TENANT CERTIFICATIONS
                                PARTNERSHIP NAME

Fund:
Property Name:
Address:
       Tax Credit Set-Asides Information:          Loan/Regulatory Set-Asides:
       [ ] 20/50  [ ] 40/60 Election
       [ ] Does the 51% average apply [ ] Y  [ ] N
       Deeper Set-Aside ______% @ 50% AMI
County:
                                                   Management
                                                   Company

                                                   Contact Person:

                                                   Phone #

[ ]  Multi-Family   [ ]  Elderly
[ ]  Number of Units
     Number of Exempt Units
LIHTC Apartment Housing#:
-------------------------------------------------------------------------------
                                                          Gross    Move-In
Unit  First Time  Move-In  # Of                     # In  Income   Income
 #   Tenant Name   Date    Bdrms  Sq.Ft. Set-Aside  Unit  Move-In  Limits
-------------------------------------------------------------------------------
      BIN #        Certificate of Occupancy
                   Date:
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
      BIN #        Certificate of Occupancy
                   Date:
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
      BIN #        Certificate of Occupancy
                   Date:
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                                      Exhibit H

(CONTINUED)

Tenant       Income      Asset               Less                  Tenant
Income       Verifica    Verifica   Unit     Rent    Tenant       Utility
Qualified    tion        tion       Rent   Subsidy   Payment     Allowance

-------------------------------------------------------------------------------
YES
-------------------------------------------------------------------------------
YES
-------------------------------------------------------------------------------
YES
-------------------------------------------------------------------------------
YES
-------------------------------------------------------------------------------
YES
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
YES
-------------------------------------------------------------------------------
YES
-------------------------------------------------------------------------------
YES
-------------------------------------------------------------------------------
YES
-------------------------------------------------------------------------------
YES
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
YES
-------------------------------------------------------------------------------
YES
-------------------------------------------------------------------------------
YES
-------------------------------------------------------------------------------
YES
-------------------------------------------------------------------------------
YES
-------------------------------------------------------------------------------


(CONTINUED)

     Tenant                   Tenant            Overall
Gross     Maximum             Rent              Tenant
Rent      Rent                Qualified         Eligible

-------------------------------------------------------------------------------
                              YES               YES
-------------------------------------------------------------------------------
                              YES               YES
-------------------------------------------------------------------------------
                              YES               YES
-------------------------------------------------------------------------------
                              YES               YES
-------------------------------------------------------------------------------
                              YES               YES
-------------------------------------------------------------------------------
                              YES               YES
-------------------------------------------------------------------------------
                              YES               YES
-------------------------------------------------------------------------------
                              YES               YES
-------------------------------------------------------------------------------
                              YES               YES
-------------------------------------------------------------------------------
                              YES               YES
-------------------------------------------------------------------------------
                              YES               YES
-------------------------------------------------------------------------------
                              YES               YES
-------------------------------------------------------------------------------
                              YES               YES
-------------------------------------------------------------------------------
                              YES               YES
-------------------------------------------------------------------------------


                                      Exhibit H

                     QUARTERLY TAX CREDIT COMPLIANCE REPORT

Property Name: ___________________

Quarter Ending: __________________

       Tax Credit Set-Asides Information:          Loan/Regulatory Set-Asides:
       [ ] 20/50  [ ] 40/60 Election
       [ ] Does the 51% average apply [ ] Y  [ ] N
       Deeper Set-Aside: List Details

Property Address: _______________________

County: _______________________

                       Allocation:                    Management Company: ______
                       [ ] Pre-1990 (Rent based on    __________________________
                           number of persons)         Contact Person: __________
[ ] Multi-Family       [ ] Elected to change
[ ] Elderly                # Bedrooms                 Phone #: _________________
[ ] Number of Units    [ ] Post-1989 (Based on        Fax #: ___________________
[ ] Number of              # of Bedroom)              Prepared by: _____________
    Exempt Units
[ ] LIHTC Apartment Housing #

-------------------------------------------------------------------------------
                                                          Gross    Annual
Unit    Tenant   Move-In    # Of    Inc.   Set-   # In    Annual   Income
 #      Name     Date       Bdrms    %    Aside   Unit    Income   Limits
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------


(CONTINUED)


Annual   Tenant                                   Less
Recert.  Income      Income     Assets    Unit    Rent     Tenant
Date    Qualified   Verified   Verified   Rent   Subsidy   Payment

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

(CONTINUED)


        Tenant              Tenant     Overall
Utility   Gross   Maximum    Rent       Tenat
Allow.    Rent    Rent    Qualified    Eligible

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------













                                       Exhibit H

                       TENANT TAX CREDIT COMPLIANCE AUDIT
Document Transmittal Checklist

  Unit Number                 Property Name                          Date


                Tenant Name                                 Completed By:



Initial /____/              Annual /____/
  Check Box for Type of Certification                   Management Company



Check Documents                                   This Section For WNC Use Only
Being Sent
                                                  Received   Review

___ Internal Checklist or worksheet               ____       ___________________
___ Initial - Rental Application/ Rental
    Agreement                                     ____       ___________________
___ Initial - Questionnaire of Income/Assets      ____       ___________________
___ Recertification - Questionnaire of Income/
    Assets                                        ____       ___________________
___ Recertification - Addendum to Lease           ____       ___________________
___ Employment Verification                       ____       ___________________
___ Employment Termination Verification           ____       ___________________
___ Military Verification                         ____       ___________________
___ Verification of Welfare Benefits              ____       ___________________
___ Verification of Social Security Benefits      ____       ___________________
___ Verification of Disability Benefits           ____       ___________________
___ Unemployment Verification                     ____       ___________________
___ Verification of Unemployment Compensation     ____       ___________________
___ Verification Workmen's Compensation           ____       ___________________
___ Retirement/Annuities Verification             ____       ___________________
___ Verification of Veterans Pension              ____       ___________________
___ Verification of Child Support                 ____       ___________________
___ Verification of Alimony Support               ____       ___________________
___ Disposed of Assets Last 2 yrs                 ____       ___________________
___ Real Estate                                   ____       ___________________
___ Investment                                    ____       ___________________
___ Assets Verifications (savings, stocks etc.)   ____       ___________________
___ Trusts/with Current Tax Return                ____       ___________________
___ Lump Sum Settlements                          ____       ___________________
___ Notarized Affidavit of Support                ____       ___________________
___ Certification of Handicap                     ____       ___________________
___ Notarized Self-Employed Tax Return            ____       ___________________
___ Notarized Statement of no income              ____       ___________________
___ Tenant Certification                          ____       ___________________




                                   Exhibit H

This Section For WNC Use Only


Yes  No
___  ___ Are all required forms completed?
___  ___ Are all required forms dated?
___  ___ Did the Manager and Tenant sign all documents?
___  ___ Third party verification of income completed?
___  ___ Third party verification of assets completed?
___  ___ Are verifications completed for all members 18 years and over?
___  ___ Did all the members of the household 18 years and over sign all documents?
___  ___ Is lease completed with a minimum of 6 months/SRO monthly?
___  ___ Addendum completed?
___  ___ Tenant Certification completed?
___  ___ Are all members of the household full-time students?
___  ___ Is utility allowance correct?
___  ___ Is correct income limit being used?
___  ___ Is correct rent limit being used?
         For tenants with no income:
___  ___ Was notarized statement of no income income obtained with tax return?
___  ___ Or Were all sources verified (AFDC, Unemployment, Soc. Sec.,
         Disability)?




























                                      Exhibit H

                        TAX CREDIT COMPLIANCE MONITORING:
                              ANNUAL CERTIFICATION

         As General Partner of [Partnership Name], I hereby certify as to the following:

         1. [Partnership Name] owns a [Number of Units] unit project ("Apartment Housing") in [Apartment City], [Apartment County] County, [Apartment State].

         2. An annual income certification (including supporting documentation) has been received from each tenant. Subject to paragraph 9 (below), the income certification reflects that the tenant's income meets the income limitation applicable to the Apartment Housing pursuant to Section 42(g)(1) of the Internal Revenue Code ("Code").

         3. The Apartment Housing satisfies the requirements of the applicable minimum set aside test as defined in Section 42(g)(1) of the Code.

         4. Each unit within the Apartment Housing is rent restricted as defined in Section 42(g)(2)of the Code.

         5. Each unit in the Apartment Housing is available for use by the general public and not for use on a transient basis.

         6. Each building in the Apartment Housing is suitable for occupancy in accordance with local health, safety, and building codes.

         7. During the preceding calendar year, there had been no change in the eligible basis, as defined in Section 42(d) of the Code, of any building within the Apartment Housing.

         8. All common area facilities included in the eligible basis of the Apartment Complex are provided to the tenants on a comparable basis without a separate fee to any tenant in the Apartment Housing.

         9. During the preceding calendar year when a unit in the Apartment Housing became vacant reasonable attempts were made to rent that unit to tenants whose incomes met the income limitation applicable to the Apartment Housing pursuant to Section 42(g)(1) of the Code and while that unit was vacant no units of comparable or smaller size were rented to tenants whose income did not meet the income limitation applicable to the Apartment Housing pursuant to Section 42(g)(1) of the Code.

         10. If the income of a tenant in a unit increased above the limit allowed in Section 42 (g)(2)(D)(ii), then the next available unit of comparable or smaller size was rented to tenants whose incomes met the income limitation applicable to the Apartment Housing pursuant to Section 42(g)(1) of the Code.

IN VERIFICATION OF THE FOREGOING ENCLOSED HEREWITH IS A COPY OF THE ANNUAL INCOME CERTIFICATION RECEIVED FROM EACH TENANT IN THE PROJECT. UPON REQUEST I


                                   Exhibit H

WILL PROVIDE COPIES OF ALL DOCUMENTATION RECEIVED FROM THE TENANT TO SUPPORT THAT CERTIFICATION.

         I declare under penalty of perjury under the law of the State of [Apartment State] that the foregoing is true and correct.

         Executed this ____ day of ___________ at _______________, ____________.

         ----------------------------

































                                   Exhibit H

                      Calculation of Debt Service Coverage


                                      Month 1        Month 2       Month 3
                                    ------------   ------------  ------------

           INCOME

  Gross Potential Rent
  Other Income
  Vacancy Loss                      ------------   ------------  ------------
  Adjusted Gross Income             ------------   ------------  ------------

      OPERATING EXPENSES

  Utilities
  Maintenance
  Management Fee
  Administration
  Insurance
  Real Estate Taxes
  Other Expenses                    ------------   ------------  ------------
  Total Operating Expenses          ------------   ------------  ------------

  Net Operating Income (1)
  Accrual adjustments for:
              R/E Taxes
              Insurance
              Tax/ Accounting
              Other
  Replacement Reserves              ------------   ------------  ------------

  Income for DSC Calculation        ============   ============  ============


  Stabilized Debt Service           ------------   ------------  ------------

  Debt Service Coverage (2)         ------------   ------------  ------------

Please submit this form along with the following supporting documentation:
Monthly Financial Reports (income statement, balance sheet, general ledger, and rent rolls)
Operating Budget
Copies of bank statements

(1) This number should reconcile easily with the monthly financial statements.

(2) The ratio between the Income for DSC calculation and Stabilized Debt Service. As example, a 1.15 DSC means that for every $1.00 of Stabilized Debt Service required to be paid there must be $1.15 of Net Operating Income available.



                                   Exhibit H

                                    EXHIBIT I
                               SURVEY REQUIREMENTS

         The Survey shall satisfy the minimum standard detail requirements for an ALTA/ACSM Land Title Survey, as established by ALTA, ACSM and NSPS in October of 1999, including optional items 1 through 11 and 13, and shall show the items listed below:

         (a) A scale of measurement.

         (b) A North arrow shall be shown.

         (c) A legend to explain any symbols or abbreviations appearing on the survey, and supplementary or exaggerated diagrams shall be provided as necessary, for clarity.

         (d) A point of beginning to form the basis for, or as used in, the legal description of record of the property unless a lot and block legal description is utilized. Measured and recorded distances from corners of parcels to the nearest right of way lines of streets.

         (e) The distances to the nearest intersecting street shall be indicated. Names and widths of streets and highways abutting the property surveyed and widths of rights of way shall be given. Indicate whether roads and streets are publicly dedicated; note if not physically open.

         (f) Notations of the names of adjoining owners whenever possible.

         (g) The boundaries of the Apartment Housing and monuments placed (or references to monuments found) at all major corners of the boundary of the premises.

         (h) The character of any and all evidence of possession shall be stated and the location of such evidence shall carefully given in relation to both the measured boundary lines and those established by the record.

         (i) Location and dimensions (including height and gross floor area)of all buildings, structures and other improvements situated on the Apartment Housing (such as signs, parking areas, structures, swimming pools, etc.) the number of square feet contained within the footprint of each building on the Apartment Housing, and their locations defined by measurements perpendicular to the Apartment Housing boundaries.

         (j) Show the street address(es) of the improvements.

         (k) The location and recording data for all easements (both those burdening and benefiting the Apartment Housing), encroachments, set back and building restriction lines, conflicts or protrusions from or onto adjoining property, streets or alleys. (Fully depict any appurtenant easements, showing all courses and distances.) Note any easements which cannot be located, and note easements which appear on the Apartment Housing but which are not subject to any recorded instrument.



                                   Exhibit I

         (l) The character and location of all walls, buildings, fences, and other visible improvements within 5 feet of each side of the boundary lines shall be noted.

         (m) The location of driveways, alleys, access roads, sidewalks, curbs, railroad tracks and railroad rights-of-way on or crossing the Apartment Housing.

         (n) Observable evidence of cemeteries.

         (o) The location of creeks, streams, rivers, lakes, ponds (retention or otherwise) or other waterways that cross or form a boundary line of the property, including the location of high and low water marks established by the U.S. Army Corps of Engineers, where applicable.

         (p) Vicinity map showing the Apartment Housing surveyed in reference to nearby highway(s)or major street intersections(s).

         (q) Flood zone designation.

         (r) Land area by acreage and square feet.

         (s) Identify and show, if possible, setback, height, and floor space area restrictions.

         (t) Parking areas and, if striped, the striping and the number of parking spaces (by category - full size, compact size, handicap reserved).

         (u) Indication of access to a public way such as curb cuts, driveways marked.

         (v) Location of all utilities serving the Premises, including without limitation:

                  (i) All manholes, catch basins, valve vaults, storm drains or other surface indications of subterranean uses;

                  (ii) All wires and cables (including their function) crossing the surveyed premises, all poles on or within ten feet of the surveyed premises, and the dimensions of all cross wires or overhangs affecting the surveyed premises; and

                  (iii) All utility installations on the surveyed premises based upon information obtained from independent sources such as utility companies or utility locating services.

         (w) Any wetlands area(s), if known.

         (x) The political subdivision, county, state, and such other notations as will accurately locate the property surveyed.

         (y) Significant observations not otherwise disclosed.




                                   Exhibit I

                             SURVEYOR'S CERTIFICATE

         I hereby certify to Pleasant Village Limited Partnership, its respective successors and/or assigns that the survey for this plat was made on the ground under my supervision from a recorded description in deed of record in Book ___, Page ___, Records of ___________ County, ___________, and that the angular and linear measurements and all other matters shown hereon are correct. I further certify that this survey made under my supervision on ___________ 200_, correctly shows the total area of the property in acres and in square feet; the exact dimensions and location of improvements, walkways, paved areas and parking areas; all other matters on the ground which may adversely affect title to the subject property; the exact relation of buildings and other structures to the property lines of the land indicated hereon; the exact location of visible and recorded easements and other manners of record affecting the subject property. I further certify that there are no encroachments of adjoining buildings or structures onto said land nor overlap of buildings or structures from said land other than as shown; that adequate ingress and egress to the subject property are provided by ___________ and ___________, as shown on the survey, the same being paved, dedicated public right; of way; that the location of all improvements on the subject property is in accord with all applicable zoning laws regulating the use of the subject property and with all applicable laws containing minimum set back provisions and covenants and restriction of record; that the subject property does not serve any adjoining property for drainage ingress and egress or for any other purpose; and that the property is not in flood plain (as shown by Map No. ____ of ____, as dated _______________); this survey is made in accordance with the "Minimum Standard Detail Requirements for ALTA/ACSM Land Title Surveys" jointly established and adopted by ALTA and NSPS in October 2005, and includes Items __ on Table A thereof. Pursuant to the Accuracy Standards as adopted by ALTA and NSPS and in effect on the date of this certification, the undersigned further certifies that in my professional opinion as a land surveyor registered in the State of __________, the Relative Positional Accuracy of this survey does not exceed that which is specified therein.

--------------------                -----------------------------------------
Date                                Surveyor

                                    [SEAL]
                                    License/Registration No.:  _________________
                                    Job No.:  __________________________________








                                   Exhibit I

                           LIST OF AGREEMENTS ATTACHED
         Amended and Restated Development Fee Agreement
         Development Fee Guaranty Agreement
         Development, Construction, and Operating Budget Agreement Construction Completion, Operating Deficit, and Tax Credit Guaranty Agreement

                 AMENDED AND RESTATED DEVELOPMENT FEE AGREEMENT

         This Amended and Restated Development Fee Agreement ("Agreement"), is entered into as of the date written below by and between Guardian Affordable Housing Development, LLC ("Developer") and Pleasant Village Limited Partnership, an Oregon limited partnership ("Owner"). Developer and Owner collectively may be referred to as the "Parties" or individually may be referred to as a "Party."

                                    RECITALS

         A. Owner has acquired the real property located in Dallas, Dallas County, Texas, as more particularly described in Exhibit A attached hereto and incorporated herein (the "Real Property").

         B. Owner intends to renovate on the Real Property a 200-unit low-income rental housing complex and other related improvements, which is intended to qualify for federal low-income housing tax credits (the "Apartment Housing").

         C. Prior to the date of this Agreement, Developer has performed substantial development services with respect to the Apartment Housing as specified in Section 2.3 of this Agreement. Developer has also agreed to oversee the rehabilitation of the Apartment Housing until all construction work is completed and to provide certain services relating thereto. The Parties recognize and acknowledge that the Developer is, and has been, an independent contractor in all services rendered to, and to be rendered to, the Owner pursuant to this Amended and Restated Development Fee Agreement.

         D. Owner desires to commit its existing development agreement with Developer into writing through this Amended and Restated Development Fee Agreement for Developer's services to manage, oversee, and complete development of the Apartment Housing. Developer desires to commit its existing development agreement with Owner into writing through this Amended and Restated Development Fee Agreement and Developer is willing to assign all development rights to the Apartment Housing to Owner, to undertake performance of such development services, and to fulfill all obligations of the Developer set forth in this Agreement, in consideration of Owner's restated promise to pay to Developer the fee specified in this Agreement.

         NOW THEREFORE, in consideration of the foregoing recitals and the mutual promises and undertakings in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Owner, and Developer agree as follows.

                                    SECTION 1
                               CERTAIN DEFINITIONS

         Any terms not defined herein shall have the meaning ascribed in the Partnership Agreement. As used in this Agreement, the following terms shall, when capitalized, have the following meanings:

         "Code" means the Internal Revenue Code of 1986, as amended.

         "Construction Documents" means the contract documents between the Owner and the Construction Lender pertaining to the construction loan for the construction of the Apartment Housing.

         "Construction Lender" means U.S. Bank National Association, which has committed to make a loan to finance construction of the Apartment Housing.

         "Construction Loan" means the loan to finance construction of the Apartment Housing, made to Owner by the Construction Lender.

         "Contractor" means Penco Construction Company of Dallas, Inc.

         "Department" means the Texas agency responsible for the reservation and allocation of Tax Credits.

         "Development Fee" means the fee for development services described in
Section 2 of this Agreement.

         "Partnership Agreement" shall mean the Amended and Restated Agreement of Limited Partnership of Pleasant Village Limited Partnership, an Oregon limited partnership.

         "Tax Credits" means the low-income housing tax credits found in Section 42 of the Code, and all rules, regulations, rulings, notices, and other promulgations thereunder.

                                    SECTION 2
                     ENGAGEMENT OF DEVELOPER; FEE; SERVICES

         2.1 Engagement; Term. Owner hereby confirms the engagement of Developer to act as developer of the Apartment Housing, and to perform the various covenants and obligations of the Developer under this Agreement. Developer hereby confirms and accepts such engagement and agrees to perform fully and timely each and every one of its obligations under this Agreement. The term of such engagement shall commence on the date hereof and subject to the pre-payment provisions of Section 3 shall expire on December 31, 2019.

         2.2 Development Fee. In consideration of Developer's prior activities and Developer's agreement to provide development services during the term of this Agreement, Owner agrees to pay the Developer a Development Fee in the amount equal to the greater of (i) $1,104,320 or (ii) subject to the Special Limited Partner's reasonable determination that such higher amount may be included in the Eligible Basis of the Apartment Housing, 15% of the total development costs as stated in the cost certification provided by the Accountants and approved by the State Tax Credit Agency ("Development Fee"); provided, however, that the Development Fee shall be reduced as needed to ensure that at least 50% of the aggregate basis of the land and buildings comprising the Apartment Housing for purposes of Code Section 42(h)(4) shall be financed with the proceeds of the Tax-Exempt Bonds. The Development Fee shall be determined as of the Completion Date and shall be subject to the review and approval of accountants designated by WNC. The Development Fee shall be payable in accordance with Section 3 of this Agreement.

         2.3      Development Services.

         (a) Prior Services. Owner acknowledges that Developer has, prior to the date hereof, performed substantial development services relating to the Apartment Housing. Such services (the "Prior Services") have included the following.

                  (1) Developer has identified a Contractor and recommended to the Owner to enter into a construction contract with the Contractor for the rehabilitation of the Apartment Housing.

                  (2) Developer has estimated the cost of rehabilitation; determined the rehabilitation period; prepared a monthly-estimated rehabilitation chart reflecting the rehabilitation services required each month; and prepared a preliminary Development Budget.

                  (3) Developer has reviewed the plans and specifications for compliance with design criteria and construction contracts.

                  (4) If applicable, Developer has identified an architect and recommended to the Owner to execute an architectural contract for the planning and design of the Apartment Housing.

                  (5) Developer has placed its own capital at risk in anticipation of the Apartment Housing being rehabilitated, leased and Tax Credits and bond financing awarded.

                  (6) Developer has identified and recommended to Owner a Construction Lender to obtain the Construction Loan.

                  (7) Developer has negotiated and conferred with an insurance carrier to provide a builder's risk policy during rehabilitation.

         (b) Future Services. Developer shall monitor construction of the Apartment Housing for Owner and shall provide Owner with information requiring Owner's intervention to resolve rehabilitation issues. Owner shall allow Developer full access to the Apartment Housing during the rehabilitation period. Developer and Developer's agents shall perform their work in a manner that minimizes interference with the management and operation of the Apartment Housing.

                  (1) Developer shall exert its best efforts to ensure that the Contractor performs its obligations under the Construction Documents in a diligent and timely manner.

                  (2) Developer shall monitor pre-rehabilitation conferences and review pre-rehabilitation documents, including drawings, specifications, contracts, and schedules.

                  (3) Developer shall identify rehabilitation issues and inform Owner of the same.

                  (4) Developer shall review subcontract bids received by the Contractor and make a recommendation to the Owner.

                  (5) Developer shall monitor field order and change order procedures and inform the Owner.

                  (6) Developer shall attend rehabilitation progress meetings at the Apartment Housing site to monitor construction progress and report to the Owner the outcome of those meetings.

                  (7) Developer shall review the Contractor's monthly pay applications.

                  (8) Developer shall monitor the Contractor's progress with respect to the approved Apartment Housing schedule and keep the Owner informed of all pertinent Apartment Housing issues and construction progress.

                  (9) Developer shall advise Owner with respect to relations with engineers, architects, and other rehabilitation professionals.

                  (10) Developer shall maintain relations with the City of Dallas and other governmental authorities having jurisdiction over development of the Apartment Housing and inform the Owner of any rehabilitation or building issues.

         (c) Assignment of Development Rights. Developer hereby assigns to Owner all rights to the development of the Apartment Housing, including but not limited to, all tangible and intangible rights arising with respect to the name Pleasant Village Apartments, the design of the Apartment Housing, the plans and specifications for the Apartment Housing and all rights arising under the agreements with Apartment Housing architects, engineers and other Apartment Housing design and construction professionals.

                                    SECTION 3
                            DEVELOPMENT FEE PAYMENTS

         3.1 Prior Services Rendered. The Parties acknowledge and agree that Developer has earned 75% of the Development Fee for services rendered prior to the date hereof, that said amount is reasonable in relation to the work performed, is fully earned as of that date and said amount shall be paid in any event notwithstanding the termination of this Agreement. The Parties further acknowledge and agree that, for accounting purposes, the Owner has accrued an amount of the Development Fee equal to $828,240.

         3.2 Payment of Development Fee. The Development Fee shall be paid to the Developer from capital contribution payments received by the Owner in accordance with Section 9.2(b) of the Partnership Agreement. If the Development Fee is not paid in full in accordance with Section 9.2(b) of the Partnership Agreement then the balance of the Development Fee shall be paid from available net operating income in accordance with the terms of Section 11.1 of the Partnership Agreement, but in no event later than December 31, 2019. Also, if the Development Fee is not paid in full in accordance with Section 9.2(b) of the Partnership Agreement then Owner shall be indebted to the Developer for the unpaid balance of the Development Fee ("Deferred Development Fee"). The Deferred

Development Fee shall accrue interest at a rate equal to the applicable federal rate in effect as of the date of the last capital contribution payment referenced in Section 7.2 of the Partnership Agreement. The Deferred Development Fee shall be paid out of Net Operating Income pursuant to Section 11.1 of the Partnership Agreement, but the Owner shall pay to the Developer any unpaid principal and accrued interest on the thirteenth anniversary of the Completion Date. Amounts due under this Amended and Restated Development Fee Agreement may not be prepaid.

         3.3 Accrual of Development Fee. The Development Fee shall be earned no later than the end of the first year of the tax credit period referenced in
Section 42(f)(1) of the Code. Once any portion of the Development Fee has been earned, it shall be payable by the Partnership in all events.

                                    SECTION 4
                                   TERMINATION

         Neither Party to this Agreement shall have the right to terminate this Agreement prior to the expiration of the term without cause. Owner may terminate this Agreement without further liability, for cause, which shall mean any one of the following:

         (a) a material breach by Developer of its obligations under this Agreement that is not cured within 30 days after notice thereof (or, as to any non-monetary obligations that is not reasonably capable of cure within 30 days, and provided that cure is commenced within 10 days of notice and diligently pursued thereafter to completion, within such time as may reasonably be necessary to complete such cure);

         (b) a fraudulent or intentionally incorrect report by Developer to Owner with respect to the Apartment Housing; or

         (c) any intentional misconduct or gross negligence by Developer with respect to its duties under this Contract.

         Upon proper termination of this Agreement by Owner pursuant to this
Section 4, all rights of Developer to receive unearned Development Fees pursuant to this Agreement with respect to services not yet performed shall terminate. Developer shall receive the full Development Fee for Prior Services and shall receive a portion of the Development Fee for Future Services based on the percentage of Completion of Construction of the Apartment Housing at the time of termination. Nothing in this Section 4 shall be deemed to prevent Owner from bringing an action against Developer to recover fully all damages resulting from any of the causes set forth in paragraphs (a), (b) or (c) above, or to prevent Owner from contending in any action or proceeding that the Future Services were not earned by Developer.

                                    SECTION 5
                               GENERAL PROVISIONS

         5.1 Notices. Notices required or permitted to be given under this Agreement shall be in writing sent by overnight courier or mail, postage prepaid, to the Parties at the following addresses, or such other address as is designated in writing by the Party, provided, however, that any written communication containing such information sent to a Party actually received by a Party shall constitute notice for all purposes of this Agreement.

         If to Developer:         Guardian Affordable Housing Development, LLC
                                  4830 S.W. Macadam, Suite 380
                                  Portland, Oregon 97239
                                  Attn: Dan Steffey

         If to Owner:             Pleasant Village Limited Partnership
                                  4380 S.W. Macadam Avenue, Suite 380
                                  Portland, Oregon 97239
                                  Attn:  Dan Steffey

         5.2      Interpretation.

         (a) Headings. The section headings in this Agreement are included for convenience only; they do not give full notice of the terms of any portion of this Agreement and are not relevant to the interpretation of any provision of this Agreement.

         (b) Relationship of the Parties. Neither Party hereto shall be deemed an agent, partner, joint venturer, or related entity of the other by reason of this Agreement and as such neither Party may enter into contracts or agreements which bind the other Party.

         (c) Governing Law. The Parties intend that this Agreement shall be governed by and construed in accordance with the laws of the state of Oregon applicable to contracts made and wholly performed within Oregon by persons domiciled in Oregon.

         (d) Severability. Any provision of this Agreement that is deemed invalid or unenforceable shall be ineffective to the extent of such invalidity or unenforceability, without rendering invalid or unenforceable the remaining provisions of this Agreement.

         5.3 Integration; Amendment. This Agreement constitutes the entire agreement of the Parties relating to the subject matter hereof. There are no promises, terms, conditions, obligations, or warranties other than those contained herein. This Agreement supersedes all prior communications, representations, or agreements, verbal or written, among the Parties relating to the subject matter hereof. This Agreement may not be amended except in writing.

         5.4 Attorneys' Fees. If any suit or action arising out of or related to this Agreement is brought by any Party to any such document, the prevailing Party shall be entitled to recover the costs and fees (including without limitation reasonable attorneys' fees and costs of experts and consultants, copying, courier and telecommunication costs, and deposition costs and all other costs of discovery) incurred by such Party in such suit or action, including without limitation to any post-trial or appellate proceeding.

         5.5 Binding Effect. This Agreement shall bind and inure to the benefit of, and be enforceable by, the Parties hereto and their respective successors, heirs, and permitted assigns.

         5.6 Assignment. Neither Party may assign this Agreement without the consent of the other Party. No assignment shall relieve any Party of liability under this Agreement unless agreed in writing to the contrary.

         5.7 Third-Party Beneficiary Rights. No person not a Party to this Agreement is an intended beneficiary of this Agreement, and no person not a Party to this Agreement shall have any right to enforce any term of this Agreement. Notwithstanding the foregoing, the Parties acknowledge that WNC Housing Tax Credit Fund VI Series 13, L.P. and its assignees shall have the right to enforce any term of this Agreement.

         5.8      [Reserved.]

         5.9 Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one agreement binding on all the Parties, notwithstanding that all Parties are not signatories to the same counterpart.

         5.10 Further Assurances. Each Party agrees, at the request of the other Party, at any time and from time to time after the date hereof, to execute and deliver all such further documents, and to take and forbear from all such action, as may be reasonably necessary or appropriate in order more effectively to perfect the transfers or rights contemplated herein or otherwise to confirm or carry out the provisions of this Agreement.

         5.11 Mediation. Any person enforcing this Agreement may require that all disputes, claims, counterclaims, and defenses ("Claims") relating in any way to this Agreement or any transaction of which this Agreement is a part (the "Transaction"), be settled by mediation. All claims will be subject to the statutes of limitation applicable if they were litigated.

         If mediation occurs, one neutral mediator will decide all issues unless either Party's Claim is $100,000 or more, in which case three neutral mediators will decide all issues. All mediator will be active Oregon State Bar members in good standing. Judgment on any mediation award may be entered in any court with jurisdiction.

         If either Party institutes any judicial proceeding relating to the Transaction, such action shall not be a waiver of the right to submit any Claim to mediation. In addition, both Parties have the right before, during, and after any mediation to exercise any of the following remedies, in any order or concurrently: (i) setoff, (ii) self-help repossession, (iii) judicial or non-judicial foreclosure against real or personal property collateral, (iv) provisional remedies, including injunction, appointment of receiver, attachment, claim and delivery, and replevin.

         This mediation clause cannot be modified or waived by either Party except in a writing that refers to this mediation clause and is signed by both Parties.

                    [Signatures begin on the following page.]

         IN WITNESS WHEREOF, the Parties have caused this Amended and Restated Development Fee Agreement to be executed as of August 30, 2006.



                          DEVELOPER:

                          Guardian Affordable Housing Development, LLC

                          By:    Guardian Management, LLC, manager

                                 By:     Guardian Holding, Inc., manager


                                         /s/ THOMAS B. BRENNEKE
                                         ---------------------------
                                         Thomas B. Brenneke
                                         President


                          OWNER:

                          Pleasant Village Limited Partnership

                          By:   Walker Guardian LLC, General Partner

                                By:    GM Low Income Housing Management,
                                       LLC, Manager

                                       By:    Guardian Management LLC,
                                              General Partner

                                              By:   Guardian Holding, Inc.,
                                                    Manager



                                                    By: /s/ THOMAS B. BRENNEKE
                                                        ------------------------
                                                        Thomas B. Brenneke
                                                        President

                                    Exhibit A
                                Legal Description



BEING all of Lot 1, Block 1/6279 of Pleasant Village Apartments, an addition to the City of Dallas, Dallas County, Texas, according to the plat thereof recorded in Volume 67131, Page 1115, Map Records, Dallas County, Texas, and being more particularly described as follows:

BEGINNING at a found "X" cut in paving 30.00 feet East of the original center line of Jim Miller Road (100 foot R.O.W.);

THENCE, North 01 degrees 28 minutes 00 seconds West a distance of 606.81 feet parallel with and 30.00 feet East of the original center line of Jim Miller Road (100 foot R.O.W.) to a found "X" cut in paving for corner;

THENCE North 89 degrees 55 minutes 00 seconds East a distance of 1256.88 feet departing said Jim Miller Road (100 foot R.O.W.) to a point for corner in a flowing creek;

THENCE South 18 degrees 35 minutes 00 seconds West a distance of 131.95 feet to a point for corner in a flowing creek;

THENCE South 00 degrees 05 minutes 00 seconds East a distance of 481.00 feet to a found iron pin for corner;

THENCE South 89 degrees 55 minutes 00 seconds West a distance of 1200.00 feet along back to the PLACE OF BEGINNING and CONTAINING 16.86 acres (734,293 square feet) of land, more or less.

                       DEVELOPMENT FEE GUARANTY AGREEMENT

         FOR VALUE RECEIVED, the receipt and sufficiency of which are hereby acknowledged, and in consideration of the agreement of Guardian Affordable Housing Development, LLC (the "Developer") to permit deferral of a portion of the development fee due from Pleasant Village Limited Partnership, an Oregon limited partnership ("Debtor") to the Developer, the undersigned Guarantor(s), hereby unconditionally guarantees the full and prompt payment when due, whether by acceleration or otherwise of that certain Development Fee from Debtor to the Developer, evidenced by the Amended and Restated Development Fee Agreement dated the even date herewith, and incorporated herein by this reference. The foregoing described debt is referred to hereinafter as the "Liabilities" or "Liability."

         The undersigned further agree to pay all expenses paid or incurred by the Debtor or Developer in endeavoring to collect the Liabilities, or any part thereof, and in enforcing the Liabilities or this Agreement (including reasonable attorneys' fees if collected or enforced by law or through an attorney-at-law).

         Debtor or Developer may, from time to time, without notice to or consent of the undersigned, (a) retain or obtain a security interest in any property to secure any of the Liabilities or any obligation hereunder, (b) retain or obtain the primary or secondary liability of any party or parties, in addition to the undersigned, with respect to any of the Liabilities and (c) resort to the undersigned for payment of any of the Liabilities, whether or not the Debtor or Developer shall have resorted to any property securing any of the Liabilities or any obligation hereunder or shall have preceded against any other party primarily or secondarily liable on any of the Liabilities.

         Debtor and Developer must mutually agree to (a) extend or renew for any period this Agreement (whether or not longer than the original period) or alter any of the Liabilities, (b) release or compromise any Liability of the undersigned hereunder or any Liability of any other party or parties primarily or secondarily liable on any of the Liabilities, or (c) release, compromise or subordinate its title or security interest, or any part thereof, if any, in all or any property now or hereafter securing any of the Liabilities or any obligation hereunder, and permit any substitution or exchange for any such property,

         The undersigned hereby expressly waives: (a) notice of the existence or creation of all or any of the Liabilities, (b) notice of any amendment or modification of any of the instruments or documents evidencing or securing the Liabilities, (c) presentment, demand, notice of dishonor and protest, (d) all diligence in collection or protection of or realization upon the Liabilities or any thereof, any obligation hereunder, or any security for any of the foregoing, and (e) the right to require the Developer to proceed against Debtor on any of the Liabilities, though nothing herein shall prevent the Developer from proceeding against Debtor on any of the Liabilities.

         In the event any payment of Debtor to the Developer is held to constitute a preference under the bankruptcy laws, or if for any other reason the Developer is required to refund such payment or pay the amount thereof to any other party, such payment by Debtor to the Developer shall not constitute a release of Guarantor from any Liability hereunder, but Guarantor agrees to pay such amount to the Developer upon demand and this Guaranty shall continue to be effective or shall be reinstated, as the case may be, to the extent of any such payment or payments.

         No delay or failure on the part of the Developer in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by the Developer of any right or remedy shall preclude other or future exercise thereof or the exercise of any other right or remedy. No action of the Developer permitted hereunder shall in any way impair or affect this Agreement. For the purpose of this Agreement, the Liabilities of Debtor to the Developer are guaranteed notwithstanding any right or power of Debtor or anyone else to assert any claim or defense as to the invalidity or unenforceability of any such obligation, and no such claim or defense shall impair or affect the obligations of the undersigned hereunder.

         Any payment from Guarantor directly to Developer or the Debtor in accordance with this Agreement shall be classified and booked as a non-refundable cost overrun payment from Guarantor to Debtor in consideration of this Agreement and then a payment by Debtor to Developer in consideration of the Amended and Restated Development Fee Agreement, provided that any payments made to the Partnership under the guarantee of Development Fee payment pursuant to
Section 6.3(b) of the Partnership Agreement shall be included in the Capital Account of the General Partner.

         This Agreement shall be binding upon the undersigned, and upon the legal representatives, heirs, successors and assigns of the undersigned, and may be enforced against them by the Debtor or Developer or their legal representatives, heirs, successors and assigns.

         This Agreement has been made and delivered in the State of Oregon and shall be construed and governed under Oregon law.

         Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition of invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

         Whenever the singular or plural number, masculine or feminine or neuter is used herein, it shall equally include the other where applicable. In the event this Agreement is executed by more than one guarantor, this Agreement and the obligations hereunder are the joint and several obligation of all the undersigned.

         Guarantor consents to the jurisdiction of the courts in the State of Texas and/or to the jurisdiction and venue of any United States District Court in the State of Texas having jurisdiction over any action or judicial proceeding brought to enforce, construe or interpret this Guaranty. Guarantor agrees to stipulate in any such proceeding that this Guaranty is to be considered for all purposes to have been executed and delivered within the geographical boundaries of the State of Texas, even if it was, in fact, executed and delivered elsewhere.

                    [Signatures begin on the following page.]

         IN WITNESS WHEREOF, the undersigned have hereunto caused this Development Fee Guaranty Agreement to be executed as of August 30, 2006.

WITNESS:                          GUARANTOR:

                                  Guardian Management, LLC

_____________________________     By:     Guardian Holding, Inc., manager



                                           By:      /s/ THOMAS B. BRENNEKE
                                                    ---------------------------
                                                    Thomas B. Brenneke
                                                    President

                                  Address for Guarantor:
                                  4830 S.W. Macadam, Suite 380
                                  Portland, Oregon 97239


                                           /s/ MELISSA K. OOMS
                                           ----------------------------
                                           Notary Public

My Commission Expires:  5/14/07
                        -------
(NOTARY SEAL)

                                  GUARANTOR:

                                  /s/ THOMAS B. BRENNEKE
                                  ------------------------------
                                  Thomas B. Brenneke


                                  Address for Guarantor:
                                  4830 S.W. Macadam, Suite 380
                                  Portland, Oregon 97239


                                           /s/ MELISSA K. OOMS
                                           ----------------------------
                                           Notary Public

My Commission Expires:  5/14/07
                        -------

------------------------
(NOTARY SEAL)

                                  GUARANTOR:

                                  /s/ ROB WALKER
                                  ------------------------------
                                  Rob Walker


                                  Address for Guarantor:


                                  /s/ TRACIE MARTIN
                                  ----------------------------
                                  Notary Public

My Commission Expires:  __________________

Tracie Martin
Notary Public Hall County, Georgia
My Commission Expires May 30, 2009
------------------------
(NOTARY SEAL)

                         DEVELOPMENT, CONSTRUCTION, AND
                           OPERATING BUDGET AGREEMENT

         This Development, Construction, and Operating Budget Agreement ("Agreement") is entered into as of the date written below by and between Pleasant Village Limited Partnership, an Oregon limited partnership ("Owner"), Walker Guardian LLC, an Oregon limited liability company ("General Partner"), WNC Housing Tax Credit Fund VI Series 13, L.P., a California limited partnership (the "Limited Partner"), and WNC Housing, L.P., a California limited partnership (the "Special Limited Partner"). Owner, General Partner, Limited Partner, and Special Limited Partner collectively may be referred to as the "Parties" or individually may be referred to as a "Party."

                                    RECITALS

         A. Owner has acquired 17.458 acres of land in Dallas, Dallas County, Texas (the "Real Property").

         B. Owner intends to rehabilitate the improvements located on the Real Property, including a 232-unit low-income rental housing complex and other related improvements for family use, which is intended to qualify for federal low-income housing tax credits (the "Apartment Housing").

         C. On even date herewith, an Amended and Restated Agreement of Limited Partnership for the Partnership ("Partnership Agreement") was entered into by and between the General Partner, the Limited Partner, and the Special Limited Partner (the Partnership Agreement is incorporated herein by this reference as if the same were reproduced in full and any capitalized terms not defined in this Agreement shall have the meaning as defined in the Partnership Agreement).

         D. The Parties recognize and acknowledge that the final rehabilitation cost determination involves substantial negotiations with lenders, contractors, and governmental authorities.

         E. The Parties recognize and acknowledge that a final operating budget involves substantial negotiations with lenders and governmental authorities.

         F. Limited Partner's and Special Limited Partner's decision to execute the Partnership Agreement is based, in part, on their acceptance of the sources of funds available to develop the Apartment Housing, the cost of rehabilitation to build the Apartment Housing and the operating budget necessary to provide a positive Debt Service Coverage.

         Now therefore, in consideration of the foregoing recitals which are a part of this Agreement, the mutual promises and undertakings in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows.

         1. Source of Funds. Attached hereto as Exhibit A and incorporated herein by this reference is the Apartment Housing Source of Funds. The Source of Funds has been specified in the Partnership Agreement as the Construction Loan, the Mortgage, the Capital Contribution of the General Partner, the Capital Contribution of the Limited Partner and the Capital Contribution of the Special Limited Partner. Unless expressly permitted in the Partnership Agreement, Consent of the Special Limited Partner is required for any change to the Source of Funds.

         2. Development Budget. Attached hereto as Exhibit B and incorporated herein by this reference is the Development Budget in an amount equal to $11,908,907. Owner acknowledges and represents that the attached Development Budget includes the total anticipated costs and expenses to acquire, develop and rehabilitate the Real Property and the Apartment Housing.

         3. Construction Proforma. Attached hereto as Exhibit C and incorporated herein by this reference is the Construction Proforma. Owner acknowledges and represents that the attached Construction Proforma has been reviewed by and approved by the Construction Lender, Mortgage lender if applicable and any governmental authorities if applicable. In accordance with the Partnership Agreement, if the development costs, less the Development Fee, exceed the sum of the Capital Contributions and the proceeds of the Mortgage, then the General Partner shall be responsible for and shall be obligated to pay such deficiencies.

         4. Time Line. Attached hereto as Exhibit D and incorporated herein by this reference is a construction time line, gant chart or similar graph approved by the Special Limited Partner. The time line will include, at a minimum, a month-to-month, building-by-building analysis as to when each trade will start and complete the work for which they have been retained. If at any time during construction there is, or anticipated to be, a change in the construction schedule as displayed in the time line then the General Partner shall update the time line and provide the same to the Limited Partner and Special Limited Partner.

         5. Operating Proforma. Attached hereto as Exhibit E and incorporated herein by this reference is the Operating Proforma. Owner acknowledges and represents that the attached Operating Proforma has been reviewed by and approved by the Construction Lender, the Mortgage lender and any governmental authorities if applicable.

         6. Notices. Any notice given pursuant to this Agreement may be served personally on the Party to be notified, or may be mailed, first class postage prepaid, to the following address, or to such other address as a Party may from time to time designate in writing:

         To the General Partner:          Walker Guardian LLC
                                          4380 S.W. Macadam Avenue, Suite 380
                                          Portland, Oregon 97201
                                          Attn: Dan Steffey

         To the Limited Partner:          WNC Housing Tax Credit Fund VI
                                          Series 13, L.P.
                                          c/o WNC & Associates, Inc.
                                          17782 Sky Park Circle
                                          Irvine, California  92614-6404
                                          Attn:  David N. Shafer

         To the Special Limited Partner:  WNC Housing, L.P.
                                          17782 Sky Park Circle
                                          Irvine, California  92614-6404
                                          Attn:  David N. Shafer

         6. Successors and Assigns. All the terms and conditions of this Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Parties.

         7. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, and said counterparts shall constitute but one and the same instrument which may sufficiently be evidenced by one counterpart.

         8. Captions. Captions to and headings of the sections of this Agreement are solely for the conveniences of the Parties, are not a part of this Agreement, and shall not be used for the interpretation or determination of the validity of this Agreement or any provision hereof.

         9. Saving Clause. If any provision of this Agreement, or the application of such provision to any Person or circumstance, shall be held invalid, the remainder of this Agreement, or the application of such provision to Persons or circumstances other than those as to which it is held invalid, shall not be affected thereby.

         10. Governing Law. This Agreement and its application shall be governed by the laws of Texas.

         11. Attorney's Fees. If a suit or action is instituted in connection with an alleged breach of any provision of this Agreement, the prevailing Party shall be entitled to recover, in addition to costs, such sums as the court may adjudge reasonable as attorney's fees, including fees on any appeal.

                    [Signatures begin on the following page.]

         In witness whereof, this Development, Construction, and Operating Budget Agreement is made and entered into as of August 30, 2006.

                      PARTNERSHIP:

                      Pleasant Village Limited Partnership

                      By:    Walker Guardian LLC, General Partner

                             By:    GM Low Income Housing Management LLC,
                                    Manager

                                    By:    Guardian Management LLC, Manager

                                           By:   Guardian Holding, Inc., Manager



                                                 By:  /s/ THOMAS B. BRENNEKE
                                                      ------------------------
                                                      Thomas B. Brenneke
                                                      President


                      LIMITED PARTNER:

                      WNC Housing Tax Credit Fund VI Series 13, L.P.

                      By:      WNC National Partners, LLC, general partner

                               By:      WNC & Associates, Inc., managing member



                                        By:      /s/ DAVID N. SHAFER
                                                 ------------------------
                                                 David N. Shafer
                                                 Executive Vice President


                     [Signatures continue on the next page.]

                      SPECIAL LIMITED PARTNER:

                      WNC Housing, L.P.

                      By:    WNC & Associates, Inc., its general partner



                             By:    /s/ DAVID N. SHAFER
                                    ------------------------
                                    David N. Shafer
                                    Executive Vice President

                                    Exhibit A
                                 Source of Funds

                                    Exhibit B
                               Development Budget

                                    Exhibit C
                              Construction Proforma

                                    Exhibit D
                             Construction Time Line

                                    Exhibit E
                               Operating Proforma

                 CONSTRUCTION COMPLETION, OPERATING DEFICIT, AND
                          TAX CREDIT GUARANTY AGREEMENT

         This Construction Completion, Operating Deficit, and Tax Credit Guaranty Agreement ("Agreement") is entered into this 30th day of August 2006, by and among Guardian Management LLC, Thomas B. Brenneke, Rob Walker (individually and collectively, the "Guarantor"), Pleasant Village Limited Partnership (the "Partnership"), and WNC Housing Tax Credit Fund VI Series 13, L.P. ("Limited Partner"). Guarantor, the Partnership and Limited Partner collectively may be referred to as the "Parties" or individually may be referred to as a "Party."

                                    RECITALS

         WHEREAS, on even date herewith, an amended and restated limited partnership agreement for the Partnership (the "Partnership Agreement") was entered into by and between Walker Guardian LLC as the general partner ("General Partner") and the Limited Partner as the Limited Partner and the Special Limited Partner as the special limited partner (the Partnership Agreement is incorporated herein by this reference as if the same were reproduced in full and any capitalized terms not defined in this Agreement shall have the meaning as defined in the Partnership Agreement).

         WHEREAS, pursuant to the terms of the Partnership Agreement the General
Partner: (1) is required to guarantee the completion of rehabilitation of a 200-unit low to moderate income housing complex located in the City of Dallas, Dallas County, Texas, as more fully described in Exhibit A attached hereto and incorporated herein by this reference, and any and all improvements now or hereafter to be constructed thereon ("Apartment Housing"); (2) is required to guarantee the payment of all Operating Deficits incurred by the Partnership as a result of the operations of the Apartment Housing, including but not limited to Real Estate Taxes; and (3) is required to guarantee the annual allocation of tax credits to the Limited Partner.

         WHEREAS, the Limited Partner would not have entered into the Partnership Agreement as a member but for the agreement of Guarantor to provide the financial funds necessary to obtain Completion of Construction, to pay Operating Deficits and to pay Tax Credit deficits. Guarantor is an affiliate of the General Partner and will therefore benefit from the acquisition by the Limited Partner of a membership interest in the Partnership.

         NOW THEREFORE, in consideration of the foregoing and the promises, covenants and undertakings herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto agree as follows:

         SECTION 1. Guarantor hereby individually, jointly and severally guarantees to the Partnership and the Limited Partner, as applicable, the prompt payment and full performance of the provisions under Section 6.2, Section 6.3,
Section 7.4(a), Section 7.4(b), Section 7.4(c), Section 7.4(e) and Section 9.12(aa) of the Partnership Agreement, including all modifications thereof, pursuant to and in accordance with the terms and conditions set forth in the Partnership Agreement and in this Agreement.

         SECTION 2. Guarantor further agrees to pay all expenses paid or incurred by the Partnership and/or Limited Partner in endeavoring to collect Guarantor's obligations, or any part thereof, and in enforcing the provisions of this Agreement, including reasonable attorneys' fees if collected or enforced by law or through an attorney-at-law.

         SECTION 3. No delay or failure on the part of the Partnership or Limited Partner in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by the Partnership of any right or remedy shall preclude other or future exercise thereof or the exercise of any other right or remedy. No action of the Partnership permitted hereunder shall in any way impair or affect this Agreement. For the purpose of this Agreement, Guarantor's obligations are guaranteed notwithstanding any right or power of anyone else to assert any claim or defense as to the invalidity or unenforceability of any such obligation, and no such third party claim or defense shall impair or affect the obligations of Guarantors hereunder.

         SECTION 4. This Agreement shall be binding upon the Parties, and upon their legal representatives, heirs, successors and assigns.

         SECTION 5. This Agreement shall be construed and governed under Texas law.

         SECTION 6. Whenever possible, each provision of the Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

         SECTION 7. The Parties recognize and acknowledge, and Guarantor agrees and consents, that if the Partnership does not take legal action to enforce this Agreement, if and when by the terms of this Agreement it is enforceable, then the Limited Partner, may on its own behalf and in its own name commence legal proceedings to enforce the terms of this Agreement.

         SECTION 8. Whenever the singular or plural number, masculine or feminine or neuter is used herein, it shall equally include the other where applicable.

         SECTION 9. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, and said counterparts shall constitute but one and the same instrument which may sufficiently be evidenced by one counterpart.

         SECTION 10. The Guarantor shall maintain a net worth equal to at least $20,000,000 and shall provide annual financial statements to Limited Partner as evidence of such net worth.

         SECTION 11. The Parties consent to the jurisdiction and venue of the courts of Dallas County in the State of Texas and/or to the jurisdiction and venue of any United States District Court in the State of Texas having jurisdiction over Dallas County in any action or judicial proceeding brought to enforce, construe or interpret this Agreement. The Parties agree to stipulate in any such proceeding that this Agreement is to be considered for all purposes to have been executed and delivered within the geographical boundaries of the State of Texas, even if it was, in fact, executed and delivered elsewhere.

         IN WITNESS WHEREOF, this Construction Completion, Operating Deficit, and Tax Credit Guaranty Agreement is made and entered into as of this 30th day of August 2006.



                             GUARANTOR:

                             Guardian Management LLC

                             By:   Guardian Holding, Inc., manager



                                    By:    /s/ THOMAS B. BRENNEKE
                                           ------------------------
                                           Thomas B. Brenneke
                                           President


                                           Notary Public:
                                           /s/ MELISSA K. OOMS
                                           ---------------------------------

My Commission Expires: 5/14/07
                       -------

-----------------------------
(NOTARY SEAL)


                             GUARANTOR:


                             /s/ THOMAS B. BRENNEKE
                             ---------------------------------
                             Thomas B. Brenneke

                             Notary Public:
                             /s/ MELISSA K. OOMES
                             ---------------------------------

My Commission Expires:  5/14/07
                        -------

-----------------------------
(NOTARY SEAL)



                     [Signatures continue on the next page.]

                                            GUARANTOR:


                                            /s/ ROB WALKER
                                            ---------------------------------
                                            Rob Walker

                                            Notary Public:
                                            /s/ TRACIE MARTIN
                                            ---------------------------------

My Commission Expires:  __________________

Tracie Martin
Notary Public Hall County, Georgia
My Commission Expires May 30, 2009
------------------------
(NOTARY SEAL)


                             LIMITED PARTNER:

                             WNC Housing Tax Credit Fund VI Series 13, L.P.

                             By:    WNC National Partners, LLC, general partner

                                    By:     WNC & Associates, Inc., managing
                                            member



                                            By:    /s/ DAVID N. SHAFER
                                                   --------------------------
                                                   David N. Shafer
                                                   Executive Vice President

                                    EXHIBIT A
                                LEGAL DESCRIPTION

BEING all of Lot 1, Block 1/6279 of Pleasant Village Apartments, an addition to the City of Dallas, Dallas County, Texas, according to the plat thereof recorded in Volume 67131, Page 1115, Map Records, Dallas County, Texas, and being more particularly described as follows:

BEGINNING at a found "X" cut in paving 30.00 feet East of the original center line of Jim Miller Road (100 foot R.O.W.);

THENCE, North 01 degrees 28 minutes 00 seconds West a distance of 606.81 feet parallel with and 30.00 feet East of the original center line of Jim Miller Road (100 foot R.O.W.) to a found "X" cut in paving for corner;

THENCE North 89 degrees 55 minutes 00 seconds East a distance of 1256.88 feet departing said Jim Miller Road (100 foot R.O.W.) to a point for corner in a flowing creek;

THENCE South 18 degrees 35 minutes 00 seconds West a distance of 131.95 feet to a point for corner in a flowing creek;

THENCE South 00 degrees 05 minutes 00 seconds East a distance of 481.00 feet to a found iron pin for corner;

THENCE South 89 degrees 55 minutes 00 seconds West a distance of 1200.00 feet along back to the PLACE OF BEGINNING and CONTAINING 16.86 acres (734,293 square feet) of land, more or less.